UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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U.S. Global Investors Funds
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Frank E. Holmes
Chief Executive Officer and Trustee,
U.S. Global Accolade Funds
U.S. Global Investors Funds

U.S. GLOBAL FAMILY OF FUNDS

August 11, 2008

Dear Shareholder:

We are writing to cordially invite you to a Special Meeting of Shareholders to take place on September 23, 2008 at 3 p.m. Central time, at the offices of U.S. Global Investors, Inc. located at 7900 Callaghan Road, San Antonio, Texas 78229. The Meeting has been proposed to ask for your vote on important proposals relating to each fund within the U.S. Global Family of Funds. The proposal language can be found on the Meeting Notice and is detailed within the Proxy Statement. In addition, we have included a Summary of the Proposals which describes the proposals and their effects on you as a shareholder.

After careful consideration, the Board of Trustees of each U.S. Global Fund recommends that you vote FOR each proposal.

We need your instructions and urge you to review the enclosed materials thoroughly. Once you have determined how you would like to vote, please vote promptly by utilizing our three convenient voting options. Vote by telephone, record your voting instructions through the Internet, or simply complete the enclosed proxy card and return it to us in the postage paid return envelope provided. Specifics regarding each of these voting options can be found on the enclosed voting instruction form.

We realize that you, like most people, lead a busy life and are tempted to put this Proxy Statement aside for another day. Please don't. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration we expect you will give these important matters. If you have questions about any of the proposals, please call The Altman Group, our proxy solicitor, at 1-866-864-4940, or contact your financial adviser. Thank you for your continued support of the U.S. Global Funds.

Sincerely yours,

Frank E. Holmes
Chief Executive Officer and Trustee
U.S. Global Accolade Funds
U.S. Global Investors Funds

U.S. GLOBAL FAMILY OF FUNDS

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for the Special Meeting of Shareholders (the "Meeting") of each fund of U.S. Global Accolade Funds and U.S. Global Investors Funds (the "Funds"). It tells you what proposals you will be voting on and the time and place of the Meeting, in the event you choose to attend in person.

To the Shareholders of the Funds:

The Meeting will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on September 23, 2008 at 3 p.m. Central time, to consider the following proposals (the "Proposals"):

1.  To approve the reorganization of each fund from the two separate Massachusetts business trusts into a corresponding new fund organized under a single Delaware statutory trust.

2.  To approve a new Distribution Plan for each equity fund.

3.  To approve a new Advisory Agreement for each fund.

4.  To approve a new Subadvisory Agreement for the Eastern European and Global Emerging Markets Funds.

5.  To approve a change in the Eastern European Fund's concentration policy to permit the Fund to invest more than 25% of its assets in securities of companies involved in oil, gas, or banking.

After careful consideration, the Board of Trustees of each Fund recommends that you vote FOR each proposal.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Funds at the close of business on July 28, 2008 (the "Record Date") are entitled to notice of, and to vote at, this Meeting and at any adjournments or postponements thereof. Shareholders of each Fund will vote separately on Proposals 1, 2 (equity funds only), 3, 4 (Eastern European and Global Emerging Markets Funds only), and 5 (Eastern European Fund only) each of which will take effect as to a particular Fund only if that Fund's shareholders approve the Proposal.

In the event that a quorum is present but sufficient votes in favor of any Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any Proposal. Any adjournment of the Meeting for the further solicitation of proxies as to any Proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on any Proposal in the Proxy Statement prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

U.S. GLOBAL ACCOLADE FUNDS
U.S. GLOBAL INVESTORS FUNDS
By order of the Trustees,

/s/ Susan B. McGee
Susan B. McGee
Secretary

August 11, 2008

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

Summary of the Proposals

August 11, 2008

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposals to be voted on at the Special Meeting of Shareholders (the "Meeting").

What is the purpose of the Meeting?

We are seeking your vote on proposals relating to a proposed reorganization of each fund of the two separate Massachusetts business trusts, U.S. Global Accolade Funds and U.S. Global Investors Funds (the "U.S. Global Funds" or "Current Funds"), into a corresponding new fund of a single Delaware statutory trust (the "New Funds"). We are proposing the reorganization to:

•  Take advantage of the greater flexibility afforded by Delaware law;

•  Gain efficiencies that will result from operating a single trust and having only one Board of Trustees;

•  Modernize the contracts and arrangements of the funds, some of which date back to the early 1980s; and

•  Add a performance fee adjustment to the Advisory Agreement for each equity fund to reward your fund's adviser for strong performance and penalize it for poor performance.

More specifically, we are seeking your approval of the following proposals that affect your U.S. Global Fund(s):

1.  To approve the reorganization of each U.S. Global Fund from the two separate Massachusetts business trusts into a corresponding New Fund organized under a single Delaware statutory trust.

2.  To approve a new Distribution Plan for each equity fund.

3.  To approve a new Advisory Agreement for each fund.

4.  To approve a new Subadvisory Agreement for the Eastern European and Global Emerging Markets Funds.

5.  To approve a change in the Eastern European Fund's concentration policy to permit the Fund to invest more than 25% of its assets in securities of companies involved in oil, gas, or banking.

A summary of each proposal is set forth below.

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PROPOSAL 1—APPROVE REORGANIZATION

At the Meeting, you will be asked to approve the reorganization of each U.S. Global Fund into a corresponding New Fund organized under a single Delaware statutory trust.

•  How is the reorganization structured?

If approved, each Current Fund of the two separate Massachusetts business trusts—U.S. Global Accolade Funds and U.S. Global Investors Funds—would be reorganized into a corresponding New Fund under a single Delaware statutory trust. Each New Fund is a "shell fund" that is being created solely to continue the operations of its corresponding Current Fund.

•  How will the reorganization affect the management of my investment?

The reorganization will not affect the day-to-day management of your investment. Each New Fund will have the same investment objectives, investment strategies, and investment management team as its corresponding Current Fund.

•  What are the tax consequences of the reorganization?

The reorganization is designed to be tax-free to you, your Current Fund, and your New Fund.

•  Will the reorganization result in any fee changes?

The reorganization itself will not result in any changes in fees. However, each Fund has separate proposals that, if approved by shareholders, will change the fees and overall expenses of the Fund. The Proxy Statement includes detailed tables comparing the expense ratios of the Current Funds with those of the New Funds.

•  Who will serve on the Board of Trustees of the New Funds?

J. Michael Belz, Frank E. Holmes, and Clark R. Mandigo, all of whom currently serve on the Boards of Trustees of both U.S. Global Accolade Funds and U.S. Global Investors Funds, and James F. Gaertner, who is a member of the Board of Trustees of U.S. Global Investors Funds, will serve on the New Funds' Board, along with Joe C. McKinney, who is not a current Trustee of the U.S. Global Funds. Joe C. McKinney was nominated by Mr. Belz, the Chairman of the Governance and Nominating Committee, and has a background in the financial services industry, which the other nominees believe will make him a valuable asset on the Board of the new Delaware statutory trust.

•  Why are the other current Trustees of the U.S. Global Funds not going to serve on the Board of Trustees of the New Funds?

The two most senior Trustees of the U.S. Global Funds—Richard E. Hughes (72) and W.C.J. van Rensburg (69)—will not serve on the Board of the New

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Funds. To facilitate the reorganization, and in the light of the fact that they are nearing the mandatory retirement age of 72 set forth in the New Funds' governing documents, Mr. Hughes and Mr. van Rensburg agreed to not stand for election to the new Board. In connection with their retirement, Mr. Hughes and Mr. van Rensburg have each entered into a Retirement Agreement with the Funds, the cost of which will be paid by U.S. Global Investors, Inc. ("U.S. Global"), the investment adviser of the U.S. Global Funds.

•  What is the anticipated timing of the reorganization?

The Meeting is scheduled for September 23, 2008. If all necessary approvals are obtained, the reorganization of each Fund would occur on or about September 30, 2008.

•  Is the reorganization contingent on anything?

Yes. U.S. Global has the option to not implement the reorganization of one or more Current Funds if the reorganization is not approved by the shareholders of all Funds or if the shareholders of one or more Current Funds fail to approve the new Distribution Plan (Proposal 2), the new Advisory Agreement (Proposal 3), the new Subadvisory Agreements (Proposal 4), or the new concentration policy for the Eastern European Fund (Proposal 5).

•  Who is paying the costs related to the reorganization?

U.S. Global has agreed to pay all of the costs associated with the proposed reorganization.

PROPOSAL 2—APPROVE NEW DISTRIBUTION PLAN (Equity Funds Only)

At the Meeting, you will be asked to approve a new Distribution Plan for each equity Fund.

•  Why am I being asked to approve the Distribution Plan?

U.S. Global believes that all of the equity U.S. Global Funds should have a Distribution Plan under which U.S. Global Brokerage, Inc. ("USGB"), the Funds' distributor, will be paid 0.25% so that, among other things, USGB can pay financial intermediaries to distribute the equity Funds and to provide services to their customers who are shareholders of the equity Funds.

To date, with respect to the U.S. Global Investors Funds, U.S. Global has been paying for the costs charged by financial intermediaries out of its own resources. Adding a Distribution Plan could help the equity Funds gain access to a broader universe of distribution channels, which could lead to asset growth that would spread certain fixed expenses across a wider asset base and which may lower an equity Fund's total expense ratio. In addition, the equity Funds could achieve the benefits of any breakpoints in their Advisory Agreements.

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Moreover, access to more distribution channels should lead to increased sales activities for the equity Funds, which, in turn, should lead to positive money flows. Positive cash flows typically create sufficient cash levels in a fund that enable a portfolio manager to take advantage of new investment ideas and to have the flexibility to invest in new trends without being forced to sell other worthy fund assets to generate cash. Sufficient cash levels can also be used to fund shareholder redemptions without interrupting the investment strategy. When a fund manager is forced to sell fund investments to meet redemption requests, he or she can be constantly challenged to determine which assets to sell, in many instances at inopportune times which do not allow existing fund shareholders the opportunity to fully realize the benefits (through longer-term price appreciation) of a particular investment that had to be sold.

Furthermore, because U.S. Global has been paying for the costs charged by financial intermediaries out of its own resources, U.S. Global has fewer resources available to spend on the retention of top investment talent or technology and systems that could improve its investment decision-making processes. To compete against investment managers all over the world, generate strong investment returns for the Funds' shareholders, and continue to provide top-quality management services to shareholders, U.S. Global needs the ability to attract, retain, and hire new quality investment staff. Adding a Distribution Plan would allow U.S. Global to free up resources to strengthen its investment team.

With respect to the U.S. Global Accolade Funds, USGB currently is reimbursed up to 0.25% for its costs in distributing the Funds, which often, but not always, reimburse the full 0.25% each year. As a result, U.S. Global does not expect that switching from the current reimbursement-style Distribution Plan to a compensation-style Distribution Plan should make a significant practical difference for these Funds.

•  What are the benefits of a compensation-style Distribution Plan?

Compensation-style plans are easier to administer than reimbursement-style plans and are the prevalent type of plan being implemented in the industry. Under a compensation-style plan, a fund generally pays a flat fee for services rendered under the plan regardless of the actual amount expended.

PROPOSAL 3—APPROVE NEW ADVISORY AGREEMENT

At the Meeting, you will be asked to approve a new Advisory Agreement with U.S. Global for each Fund.

•  Why am I being asked to approve a new Advisory Agreement?

Under each Fund's existing Advisory Agreement, U.S. Global provides a wide range of administrative services for each Fund, in addition to providing investment management services. After careful consideration, each Fund's Board of Trustees believes that it is appropriate to restructure each Fund's

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contractual arrangements with U.S. Global into two separate agreements—an Advisory Agreement and an Administration Agreement—to more fairly and equitably match the compensation paid to U.S. Global with the services provided in a manner that is consistent with current industry practice.

•  How will the new Advisory Agreement affect my Fund?

Each Fund will continue to receive the full package of advisory and administrative services from U.S. Global. The Proxy Statement includes detailed tables showing the effect of the new Advisory Agreement on the expenses paid by your Fund. The following brief summary of these tables is qualified in its entirety by reference to the tables themselves.

Based upon data provided by U.S. Global, it is expected that the net expense ratio of most Funds (before giving effect to any performance adjustment) will stay the same or increase only slightly under the proposed new Advisory Agreement after giving effect to expense caps to which U.S. Global has agreed to for at least the first year after the implementation of the new Advisory Agreement. With respect to three Funds—the Global Resources Fund, the Gold and Precious Metals Fund, and the World Precious Minerals Fund—whose net expense ratios are expected to increase, the proposed compensation to be paid to U.S. Global by these Funds is being sought by U.S. Global because the current compensation paid to U.S. Global for managing these three Funds is significantly below the average of comparable funds in each Fund's peer group.

•  Will the new Advisory Agreement change the way advisory fees are calculated?

The new Advisory Agreements for the nine equity Funds provide for a base advisory fee that will be adjusted based on the performance of the Fund as compared to a designated benchmark. If the Fund outperforms its benchmark by an amount specified in the Advisory Agreement, the fee will increase; if the Fund underperforms its benchmark, the advisory fee paid by the Fund will decrease. By rewarding your Fund's adviser in this way for strong performance, and penalizing it for poor performance, the interests of the Fund's adviser will be better aligned with your interests.

PROPOSAL 4—APPROVE NEW SUBADVISORY AGREEMENT

At the Meeting, you will be asked to approve a new Subadvisory Agreement with Charlemagne Capital (IOM) Limited ("Charlemagne") for the Eastern European and Global Emerging Markets Funds.

•  Why am I being asked to approve a new Subadvisory Agreement?

Under the existing Subadvisory Agreement between Charlemagne and U.S. Global with respect to the Eastern European and Global Emerging Markets Funds, Charlemagne provides investment management services to these Funds by managing the composition of their portfolios and furnishing advice and

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recommendations with respect to their investments and their investment programs and strategies. In consideration for these services, U.S. Global shares its management fee (net of expense reimbursements and waivers, if any) with Charlemagne. The Funds are not responsible for paying any portion of Charlemagne's fees. Under the proposed Subadvisory Agreement, everything will remain the same except that the fee paid by U.S. Global to Charlemagne will be adjusted based on the performance of each Fund as compared to its designated benchmark. The Funds still will not be responsible for paying any portion of Charlemagne's fees.

PROPOSAL 5—APPROVE NEW CONCENTRATION POLICY

At the Meeting, you will be asked to approve a new concentration policy for the Eastern European Fund to permit the Fund to invest more than 25% of its assets in securities of companies involved in oil, gas, or banking.

•  Why am I being asked to approve a new concentration policy for the Fund?

The Fund's current concentration policy prohibits it from investing more than 25% of its assets in a particular industry. In Eastern Europe, though, companies involved in oil, gas, and banking play a significant role in the markets. More specifically, oil and gas companies are a large part of the Russian economy and banks typically are a significant component of emerging market economies, such as those in Russia and other Eastern European countries. By permitting the Fund to concentrate its investments in these companies, the Fund will be in a position to take full advantage of available investment opportunities in oil, gas, and banking. Be aware, though, that the risk of concentrating investments in this group of industries will make the Fund more susceptible to the risks associated with these industries than a fund that does not concentrate its investments in these industries and could make the Fund's performance more volatile.

GENERAL VOTING INFORMATION

•  How does my Fund's Board of Trustees suggest that I vote in connection with each proposal?

After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the approval of each proposal.

•  Will my vote make a difference?

Your vote is needed to ensure that the proposals can be approved. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of their fund.

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•  How can I vote?

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

•  If I send in my voting instructions now as requested, can I change my vote later?

Yes, you may change your vote, including proxies given by telephone or over the Internet, at any time before the special meeting by submitting a subsequent proxy or by sending a written revocation to the Secretary of the U.S. Global Funds at 7900 Callaghan Road, San Antonio, Texas 78229.

•  Whom should I call about additional information relating to this Proxy Statement?

For additional information, please call The Altman Group, the Funds' proxy solicitor, at 1-866-864-4940, or contact your financial adviser.

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U.S. GLOBAL FAMILY OF FUNDS

7900 Callaghan Road
San Antonio, Texas 78229

PROXY STATEMENT

August 11, 2008

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of U.S. Global Accolade Funds and U.S. Global Investors Funds (the "U.S. Global Family of Funds," each a "Fund" or, collectively, the "Funds") for use at the Special Meeting of Shareholders (the "Meeting") of the following series of the U.S. Global Family of Funds (each a "Current Fund"):

All American Equity Fund	China Region Opportunity Fund

Eastern European Fund	Global Emerging Markets Fund

Global MegaTrends Fund	Global Resources Fund

Gold and Precious Metals Fund	Holmes Growth Fund

Near-Term Tax Free Fund	Tax Free Fund

U.S. Government Securities U.S. Treasury Securities Cash Savings Fund	Fund

World Precious Minerals Fund

The Meeting is to be held at 7900 Callaghan Road, San Antonio, Texas 78229, on September 23, 2008 at 3 p.m. Central time.

This Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card, is being mailed to shareholders on or about August 11, 2008. It explains concisely what you should know before voting on the proposals described in this Proxy Statement (the "Proposals"). Please read it carefully and keep it for future reference.

The Meeting is being held to consider the following Proposals and such other matters as may properly come before the Meeting or any adjournments thereof:

1.  To approve the reorganization of each Current Fund from the two separate Massachusetts business trusts into a corresponding new fund organized under a single Delaware statutory trust (each a "New Fund").

2.  To approve a new Distribution Plan for each equity fund.

3.  To approve a new Advisory Agreement for each fund.

4.  To approve a new Subadvisory Agreement for the Eastern European and Global Emerging Markets Funds.

5.  To approve a change in the Eastern European Fund's concentration policy to permit the Fund to invest more than 25% of its assets in securities of companies involved in oil, gas, or banking.

After careful consideration, the Board of Trustees of each Fund recommends that you vote FOR each proposal.

Shareholders of record at the close of business on July 28, 2008 are entitled to notice of, and to vote at, the Meeting.

The following table indicates the Proposals on which shareholders of each Fund will be entitled to vote.

	Proposal 1 Approval of Reorganization	Proposal 2 Approval of Distribution Plan	Proposal 3 Approval of Advisory Agreement	Proposal 4 Approval of Subadvisory Agreement	Proposal 5 Approval of Concentration Policy
U.S. Global Accolade Funds
Eastern European Fund	X	X	X	X	X
Global Emerging Markets Fund	X	X	X	X
Global MegaTrends Fund	X	X	X
Holmes Growth Fund	X	X	X
U.S. Global Investors Funds
All American Equity Fund	X	X	X
China Region Opportunity Fund	X	X	X
Gold and Precious Metals Fund	X	X	X
Global Resources Fund	X	X	X
Near-Term Tax Free Fund	X		X
Tax Free Fund	X		X
U.S. Government Securities Savings Fund	X		X
U.S. Treasury Securities Cash Fund	X		X
World Precious Minerals Fund	X	X	X

Shareholders of each Fund will vote separately on each Proposal, each of which will take effect as to a particular Fund only if that Fund's shareholders approve the Proposal. U.S. Global Investors, Inc. ("U.S. Global") has the option to not implement the reorganization of one or more Funds if the reorganization is not approved by the shareholders of all Funds or if the shareholders of one or more Funds fail to approve the new Distribution Plan (Proposal 2), the new Advisory Agreement (Proposal 3), the new Subadvisory Agreements (Proposal 4), or the new concentration policy for the Eastern European Fund (Proposal 5).

BACKGROUND

You are being asked to vote on several proposals related to your Current Fund. We would like to explain to you the background and nature of these proposals.

The U.S. Global Family of Funds is comprised of two separate trusts: U.S. Global Investors Funds and U.S. Global Accolade Funds. Originally, each trust had its own Board of Trustees, with no overlapping members (other than Frank Holmes, the one interested Trustee on each Board), holding separate meetings. Over time, the Boards started to overlap, with two independent Trustees serving on the Boards of both trusts. To gain efficiency, and due to the relatively similar nature of the issues faced by the trusts, the trusts began holding joint Board meetings. After several of these joint Board meetings, the Funds' investment adviser, U.S. Global, suggested that the trusts consolidate into a single trust with a single Board of Trustees. The Boards expressed a willingness to consider this, on the condition that U.S. Global pay for any consolidation, and asked U.S. Global to bring forth a proposal.

Earlier this year, at a joint Board meeting in April, U.S. Global did just that, submitting a comprehensive proposal to not only reorganize the Funds into a single trust with a single Board, but also seeking to modernize the contracts and arrangements of the Funds, some of which date back to the early 1980s. Specifically, U.S. Global has requested that the Funds enter into a new Advisory Agreement that will do three things: (1) separate administrative services currently being performed by U.S. Global under its Advisory Agreements with the Funds into a separate Administrative Agreement under which U.S. Global will receive a separate fee; (2) add a performance fee adjustment to the Advisory Agreements for each equity fund to reward U.S. Global for strong performance and penalize it for poor performance; and (3) increase the base advisory fee and adjust the fee breakpoints on four Funds with advisory fees that are rather low in comparison to the advisory fees of their peers. U.S. Global also is seeking to add a performance fee adjustment to its Subadvisory Agreements with Charlemagne Capital (IOM) Limited ("Charlemagne") with respect to the Eastern European and Global Emerging Markets Funds, so that Charlemagne will share in the rewards for strong performance and the penalties for poor performance. In addition, U.S. Global has requested that the equity Funds approve a Distribution Plan under which U.S. Global Brokerage Inc. ("USGB") will be paid 0.25%, so that, among other things, USGB can pay financial intermediaries to distribute the equity Funds and to provide services to their customers who are shareholders of the equity Funds.

The Boards have carefully considered U.S. Global's proposals, which included detailed information showing the effects of the proposals on shareholders of the Funds along with comprehensive materials prepared by an independent consulting firm hired by U.S. Global. The Boards asked U.S. Global for extensive follow-up materials, which were provided in May. The independent members of the Boards then held two separate executive sessions with independent counsel in June to discuss U.S. Global's proposals.

During the consideration of U.S. Global's proposals, the Boards also discussed the governance of the proposed new trust, at which time the two most senior members agreed not to stand for election to the Board of the new trust, all the other Trustees agreed to join the Board of the new trust, and one new independent Trustee was nominated for addition to the Board.

At a meeting on July 31, the Boards approved U.S. Global's proposals. In addition, at a meeting on August 7, 2008, the Board of Trustees of U.S. Global Accolade Funds approved a proposal by U.S. Global to permit the Eastern European Fund to concentrate its investments in securities of companies involved in oil, gas, or banking. Set forth below are details about the proposals, as well as more information about the Boards' consideration of, and reasons for recommending them. We ask that you consider these proposals carefully.

The Board of Trustees of each Fund recommends that you vote FOR each proposal.

PROPOSAL 1

APPROVAL OF REORGANIZATION
(All Funds)

What are the purposes of the reorganization?

Reorganizing the Current Funds into a single Delaware statutory trust will allow the Funds to take advantage of the greater flexibility allowed under Delaware law and will eliminate certain expenses associated with operating two separate Massachusetts business trusts. For example, consolidating the two existing Boards of Trustees into a single Board will create efficiencies by eliminating the need for, and costs of, certain separate meetings that result from maintaining two separate trusts.

What are the benefits of being part of a Delaware statutory trust?

Currently, most mutual funds have adopted one of three forms of organization: (i) Massachusetts business trust, (ii) Maryland corporation, or (iii) Delaware statutory trust. When establishing new mutual funds, fund companies often look to either Massachusetts or Delaware due to the flexibility afforded under both Massachusetts and Delaware law. Except as limited by the provisions of the Investment Company

Act of 1940 (the "1940 Act"), both Massachusetts and Delaware law provide mutual funds nearly complete freedom to establish their own governance practices with respect to fund operations, including creation of new funds and share classes, amendment of governing documents, election of directors, holding board and shareholder meetings, approval of reorganizations and mergers, and establishment of the rights of shareholders.

Despite the similar flexibility afforded to mutual funds organized under Massachusetts law and Delaware law, and their similar prevalence in the market, a mutual fund organized under the Delaware Statutory Trust Act has two principal advantages over a mutual fund organized as a Massachusetts business trust:

(1)  Shareholder and Trustee Liability

Under Massachusetts law, shareholders and trustees could, under certain circumstances, be held personally liable for the obligations of the trust if the trust were to be viewed as a partnership. In contrast, the Delaware Statutory Trust Act expressly provides that shareholders of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized under Delaware law and trustees shall not be liable to any person other than the trust or the beneficial owners of the trust.

(2)  Established Statutory Framework

Both Massachusetts business trust law and the Delaware Statutory Trust Act provide very broad flexibility with respect to operational matters. However, the Massachusetts law does not provide any "default" rules in the event that a question arises that is not specifically governed by the trust's declaration of trust. In contrast, the Delaware Statutory Trust Act provides a mutual fund with the benefit of having an established "default" statutory framework as a reference point for those matters that are not explicitly provided for in the fund's declaration of trust.

The new Delaware statutory trust will be governed by an Agreement and Declaration of Trust and By-Laws. In addition to the general differences between a Massachusetts business trust and a Delaware statutory trust, there are several differences between the provisions of the new Delaware statutory trust's Agreement and Declaration of Trust and the existing Master Trust Agreements for U.S. Global Investors Funds and U.S. Global Accolade Funds. A comparison of the relevant provisions of the governing documents is set forth in detail in Exhibit A to this Proxy Statement.

How will the Current Funds be reorganized?

Each Current Fund's Board of Trustees has approved a written Agreement and Plan of Reorganization for your Fund. This document spells out the terms and conditions that will apply to your Fund's reorganization into a Delaware statutory trust.

In essence, the reorganization will be a three-step process. The first step is already taken: A new Delaware statutory trust has been established. Second, if the reorganization is approved, your Current Fund will transfer all of its assets and liabilities to a corresponding New Fund, with the same name as your Current Fund,1 under the new Delaware statutory trust. As part of this second step, the trust will open an account for each Fund shareholder. The trust will then credit these accounts in the New Fund with the exact number of full and fractional shares that each shareholder owns in the Current Fund on the reorganization date. And third, we will dissolve your Current Fund.

If approved by shareholders, the reorganization will take place as soon as feasible after we receive the necessary regulatory approvals and legal opinions. We anticipate accomplishing this by September 30, 2008. However, at any time prior to the reorganization, your Fund's Board of Trustees may decide that it is in the best interest of your Fund not to go forward with this project. If that happens, your Fund will continue to operate as it is currently. In addition, U.S. Global has the option to not implement the reorganization of one or more Funds if the reorganization is not approved by the shareholders of all Funds or if the shareholders of one or more Funds fail to approve the new Distribution Plan (Proposal 2), the new Advisory Agreement (Proposal 3), the new Subadvisory Agreements (Proposal 4), or the new concentration policy for the Eastern European Fund (Proposal 5).

What is the effect of shareholder approval of the Agreement and Plan of Reorganization?

Under the 1940 Act, the shareholders of a mutual fund must elect Trustees and approve the fund's initial distribution plan, investment advisory agreements, and investment subadvisory agreements, if any. Theoretically, if the Agreement and Plan of Reorganization is approved and the two separate Massachusetts business trusts are reorganized into a single Delaware statutory trust, the shareholders would need to vote on these items for the Delaware statutory trust. In fact, the Delaware statutory trust must obtain shareholder approval of these items or it will not comply with the 1940 Act. However, the Trustees have determined that it is in the best interests of the Funds to avoid the considerable expense of another shareholder meeting to obtain these approvals after the reorganization. Therefore, the Trustees have determined that approval of the Agreement and Plan of Reorganization also will constitute, for purposes of the 1940 Act, shareholder approval of:

•  the election of the Trustees of the Delaware statutory trust who are in office at the time of the reorganization (see below for more details about the Trustees of the new Delaware statutory trust);

1  There is one exception: the China Region Opportunity Fund will be changing its name to the China Region Fund.

•  a new distribution plan, if any, for your New Fund under the Delaware statutory trust which is substantially identical to the distribution plan currently in place for your Current Fund (or, if Proposal 2 is approved, substantially identical to the new Distribution Plan that is the subject of that Proposal);

•  a new investment advisory agreement between your New Fund under the Delaware statutory trust and the investment adviser, U.S. Global, which is substantially identical to the investment advisory agreement currently in place for your Current Fund (or, if Proposal 3 is approved, substantially identical to the new Advisory Agreement that is the subject of that Proposal); and

•  a new investment subadvisory agreement, with respect to the Eastern European Fund and the Global Emerging Markets Fund, for your New Fund under the Delaware statutory trust with your Fund's subadviser, Charlemagne Capital (IOM) Limited, which is substantially identical to the investment subadvisory agreement currently in place for your Current Fund (or, if Proposal 4 is approved, substantially identical to the new Subadvisory Agreement that is the subject of that Proposal).

Who will serve on the Board of Trustees of the New Funds?

J. Michael Belz, Frank E. Holmes, and Clark R. Mandigo, all of whom currently serve on the Boards of Trustees of both U.S. Global Accolade Funds and U.S. Global Investors Funds, and James F. Gaertner, who is a member of the Board of Trustees of U.S. Global Investors Funds, will serve on the New Funds' Board, along with Joe C. McKinney, who is not a current Trustee of the U.S. Global Funds. Mr. McKinney was nominated by Mr. Belz, the Chairman of the Governance and Nominating Committee, and has a background in the financial services industry, which the other nominees believe will make him a valuable asset on the Board of the new Delaware statutory trust.

Why are the other current Trustees of the U.S. Global Funds not going to serve on the Board of Trustees of the New Funds?

The two most senior Trustees of the U.S. Global Funds—Richard E. Hughes (72) and W.C.J. van Rensburg (69)—will not serve on the Board of the new funds. To facilitate the reorganization, and in light of the fact that they are at or nearing the mandatory retirement age of 72 set forth in the New Funds' governing documents, Mr. Hughes and Mr. van Rensburg agreed to not stand for election to the new Board. In connection with their retirement, Mr. Hughes and Mr. van Rensburg have each entered into a Retirement Agreement with the Funds (the cost of which will be paid by U.S. Global).

What are the terms of the Retirement Agreements?

The terms include a provision whereby U.S. Global Accolade Funds or U.S. Global Investors Funds, as appropriate, shall make a one-time lump sum cash payment to the retiring independent Trustee in an amount equal to the product of (a) $45,000 times (b) the number of years (or fraction thereof rounded up to the nearest month) between the date of reorganization and December 31, 2010, but in no event less than $90,000.

In addition to the one-time benefit, the Retirement Agreements also contain certain assurances regarding continuation of insurance and indemnification rights. The Funds agree to indemnify and provide for advancement of expenses to the retiring independent Trustee to the fullest extent permitted by applicable law in effect on the date of the Agreements and/or as amended from time to time; provided, however, no change in applicable law shall have the effect of reducing the rights and benefits available to the retiring independent Trustee based on applicable law as in effect on the date of the Agreements.

For the six-year period following the date of reorganization, the new Trust currently expects to maintain Directors & Officers ("D&O")/Errors & Omissions ("E&O") Insurance and Independent Director Liability ("IDL") Insurance that is substantially equivalent in scope to the current coverage, and in amounts providing aggregate coverage with respect to all funds overseen by the New Funds' Board of Trustees of at least $20 million for D&O/E&O Insurance and at least $5 million for IDL Insurance, subject however to the right of the Board of Trustees in the exercise of its duties to determine that a lower level of insurance coverage is in the best interests of the New Funds provided that any such reduction in coverage apply equally to its present and former Trustees.

How will the reorganization affect the management of my investment?

The reorganization will not affect the day-to-day management of your investment. Each New Fund will have the same investment objectives, investment strategies, and investment management team as its corresponding Current Fund.

What are the tax consequences of the reorganization?

The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the reorganization qualifies for such treatment, shareholders will not recognize taxable gain or loss as a result of the reorganization. As a condition to closing the reorganization, the Funds will receive an opinion from counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, current administrative rules, and court decisions, the transactions contemplated by the Agreement and Plan of Reorganization will constitute a tax-free reorganization for federal income tax purposes.

Will there be any sales load, commission, or other transactional fee in connection with the reorganization?

No. The full value of your Current Fund shares will be exchanged for shares of your corresponding New Fund without any sales load, commission, or other fee being imposed.

Will the reorganization result in any fee changes?

The reorganization itself will not result in any changes in fees, however, each Fund has separate proposals that, if approved by shareholders, will change the fees and overall expenses of the Fund. See Proposal 3 for detailed tables comparing the expense ratios of the Current Funds with those of the New Funds.

Why is the Board recommending approval of the reorganization?

The reorganization was presented to the Board of each U.S. Global Fund and considered by them as part of a broader program initiated by U.S. Global to consolidate its mutual fund family into a single trust with a single board. U.S. Global advised the Boards that this initiative was intended to create efficiencies within the U.S. Global fund family.

Each Board conducted a thorough review of the potential implications of the reorganization on each Fund. The independent Trustees were assisted in their review by their independent legal counsel. The independent Trustees met on several occasions to review and discuss the reorganization, both among themselves and with representatives of U.S. Global. In the course of their review, the independent Trustees requested and received substantial additional information.

On July 31, 2008, each Board, including all of the independent Trustees, approved the terms of the reorganization on behalf of each applicable Fund. Each Board also unanimously agreed to recommend that each reorganization be approved by the applicable Fund's shareholders.

In determining to recommend that the shareholders of each applicable Fund approve the reorganization, each Board considered, among others, the factors described below:

•  The fees and expense ratios of each Fund, including comparisons to pro forma advisory fee and expense ratio analyses prepared by a third party and by management, giving effect to the advisory fees under the new Advisory Agreement, the administration expenses under the Administration Agreement and the new Distribution Plan (as applicable). Each Board also considered U.S. Global's commitment to cap expenses for the one-year period of the new Advisory Agreement. Each Board concluded that the fees and expenses were fair and reasonable based on the quality of the services to be provided.

•  The terms and conditions of the reorganization. Each Board concluded that the reorganization would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable.

•  No Fund's investment objectives, policies, restrictions and portfolios would change as a result of the reorganization.

•  Service features available to Fund shareholders would not change as a result of the reorganization.

•  U.S. Global's agreement to bear all expenses associated with the reorganization.

•  The tax consequences of the merger on each Fund and its respective shareholders.

Based on all of the foregoing, each Board concluded that each applicable Fund's participation in the reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's existing shareholders.

Who is paying the costs related to the reorganization?

U.S. Global has agreed to pay all of the costs associated with the proposed reorganization, including the legal costs, and the costs of printing, mailing, tabulating, and soliciting proxies, as well as the internal costs of personnel necessary to plan, prepare, and execute the reorganization. In addition, U.S. Global will pay any incremental Board meeting fees and retirement payments to those Trustees who retire effective upon the consummation of the reorganization. It is anticipated that these costs will exceed $2 million.

What are the material terms and conditions of the Agreement and Plan of Reorganization?

The following brief summary of the material terms and conditions of the Agreement and Plan of Reorganization is qualified in its entirety by reference to the Agreement and Plan of Reorganization itself, which is set forth in Exhibit B of this Proxy Statement. Among other things, the Agreement and Plan of Reorganization provides for the following:

•  all of the assets of each Current Fund will be transferred to a corresponding New Fund in the new Delaware statutory trust in exchange for shares of the corresponding New Fund having an aggregate value equal to the assets and liabilities of the Current Fund and the assumption by the New Fund of all of the liabilities of the Current Fund;

•  the distribution to each shareholder of each Current Fund of the same number of shares of the corresponding New Fund under the new Delaware statutory trust having an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund held by that shareholder on the exchange date; and

•  the subsequent complete liquidation of the Current Fund and the termination and dissolution of the Massachusetts business trusts.

What is the anticipated timing of the reorganization?

The Meeting is scheduled for September 23, 2008. If all necessary approvals are obtained, the reorganization of each Fund would occur on or about September 30, 2008.

Is the reorganization contingent on anything?

Yes. U.S. Global has the option to not implement the reorganization of one or more Current Funds if the reorganization is not approved by the shareholders of all Funds or if the shareholders of one or more Current Funds fail to approve the new Distribution Plan (Proposal 2), the new Advisory Agreement (Proposal 3), the new Subadvisory Agreements (Proposal 4), or the new concentration policy for the Eastern European Fund (Proposal 5). In addition, at any time prior to the reorganization, your Fund's Board of Trustees may decide that it is in the best interest of your Fund not to go forward with this project. If that happens, your Fund will continue to operate as it is currently.

What percentage of shareholders' votes is required to approve this Proposal?

Approval of this Proposal will require a "FOR" vote by a "majority of the outstanding voting securities," as provided in the 1940 Act, which means that a "FOR" vote for a Fund is required of the lesser of (i) more than 50 percent of the outstanding shares of a Fund, or (ii) 67 percent or more of the shares present at the Meeting, if more than 50 percent of the outstanding shares are present at the Meeting in person or by proxy.

How does my Fund's Board recommend that I vote on this Proposal?

After careful consideration, the Board of Trustees of each U.S. Global Fund recommends that you vote FOR the approval of the reorganization.

PROPOSAL 2

APPROVAL OF DISTRIBUTION PLAN
(Equity Funds Only)

What are the purposes of the Distribution Plan?

Securities and Exchange Commission rules permit a fund to adopt a plan such as the Distribution Plan to use its assets to finance activities that are primarily intended to result in the sale of its shares. The rules require each fund that is to bear expenses relative to the distribution of its own shares to adopt a written plan that discusses all material aspects of the proposed financing of distribution of fund shares. The rules permit payments for advertising, compensation for underwriters, dealers and sales personnel, the printing and mailing of prospectuses, and mailing of sales literature. The rules do not limit the types of activities permitted to be financed by a distribution plan to the above list. So long as the procedural requirements of the rules are observed, a fund may finance any activity that is primarily intended to result in the sale of its shares.

What are the potential benefits of the Distribution Plan?

U.S. Global believes that all of the equity Funds should have a Distribution Plan under which USGB, the Funds' distributor, will be paid 0.25%, so that, among other things, USGB can pay financial intermediaries to distribute the equity Funds and to provide services to their customers who are shareholders of the equity Funds.

To date, with respect to the U.S. Global Investors Funds, U.S. Global has been paying for the costs charged by financial intermediaries out of its own resources. This, of course, means that U.S. Global has fewer resources available to spend on the retention of top investment talent or technology and systems that could improve its investment decision-making processes. To compete against investment managers all over the world, generate strong investment returns for the Funds' shareholders, and continue to provide top-quality management services to shareholders, U.S. Global needs the ability to attract, retain, and hire new quality investment staff.

Adding a Distribution Plan could help the equity Funds gain access to a broader universe of distribution channels, which could lead to asset growth that would spread certain fixed expenses across a wider asset base, thereby lowering an equity Fund's total expense ratio. In addition, the equity Funds could achieve the benefits of any breakpoints in their Advisory Agreements. Moreover, as mentioned in the prior paragraph, U.S. Global would then be able to free up resources to strengthen its investment team.

Access to more distribution channels should lead to increased sales activities for the equity Funds, which, in turn, should lead to positive money flows. Positive cash flows typically create sufficient cash levels in a fund that enable a portfolio manager to take advantage of new investment ideas and to have the flexibility to invest in new trends without being forced to sell other worthy fund assets to generate cash. Sufficient cash levels can also be used to fund shareholder redemptions without interrupting the investment strategy. When a fund manager is forced to sell fund investments to meet redemption requests, he or she can be constantly challenged to determine which assets to sell, in many instances at inopportune times which do not allow existing fund shareholders the opportunity to fully realize the benefits (through longer-term price appreciation) of a particular investment that had to be sold.

With respect to the U.S. Global Accolade Funds, USGB currently is reimbursed up to 0.25% for its costs in distributing the Funds, which often, but not always, reimburse the full 0.25% each year. As a result, switching from the current reimbursement-style Distribution Plan to a compensation-style Distribution Plan should not make a significant practical difference for these Funds.

What are the benefits of a compensation-style Distribution Plan?

U.S. Global Accolade Funds' current Distribution Plan is a reimbursement-style plan under which the Funds have agreed to reimburse USGB for the amount of any distribution-related expenses, subject to an annual ceiling of 0.25%. In a reimbursement plan, though, amounts spent on marketing the Funds in excess of the annual ceiling are carried forward by the Funds, which are legally obligated to pay them.

Under the proposed compensation-style Distribution Plan, however, a fund generally pays a flat fee for services rendered under the plan regardless of the actual amount expended by the distributor. Compensation plans are both easier to administer and the prevalent type of plan being implemented in the industry.

What are the material terms and conditions of the Distribution Plan?

The following brief summary of the material terms and conditions of the Distribution Plan is qualified in its entirety by reference to the Distribution Plan itself, which is set forth in Exhibit C of this Proxy Statement. Among other things, the Distribution Plan requires that:

•  the Distributor will use reasonable efforts to sell shares of the Funds;

•  the Distributor will be paid a fee at an annual rate of 0.25% of the average daily net assets of each Fund;

•  the Distribution Plan must be approved annually by a majority of the independent Trustees at an in-person meeting;

•  a written report must be made to the Board of Trustees, at least quarterly, describing amounts expended by the Funds pursuant to the Distribution Plan or any related agreement, and the purposes for which such expenditures were made; and

•  the Distribution Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of a Fund.

How does the new Distribution Plan differ from the current Distribution Plan?

As mentioned earlier, the U.S. Global Investors Funds currently do not have a Distribution Plan. Also as mentioned earlier, the chief difference between the current and new Distribution Plans for the U.S. Global Accolade Funds is that the new Distribution Plan is a compensation-style plan, while the current Distribution Plan is a reimbursement-style plan.

Why is the Board recommending approval of the Distribution Plan?

The Distribution Plan was presented to the Board of each U.S. Global Fund and considered by the Boards as part of a broader program initiated by U.S. Global to modernize the expense structure and related documents for the Funds.

Each Board conducted a thorough review of the potential implications of the Distribution Plan on each Fund. The independent Trustees met on several occasions to review and discuss the Distribution Plan, both among themselves and with representatives of U.S. Global and USGB. They were assisted in this review by their independent legal counsel.

On July 31, 2008, each Board approved the Distribution Plan with respect to each applicable Fund. Each Board also unanimously agreed to recommend that the Distribution Plan be approved by each applicable Fund's shareholders.

In approving the Distribution Plan, the Board of U.S. Global Investors Funds considered the following factors, among others:

•  The likelihood that the Distribution Plan will increase Fund sales;

•  The possible benefits to the Fund and its shareholders from increased sales, including economies of scale that could result in increased liquidity and potential asset growth that would spread certain fixed expenses over a wider asset base and thereby lower the Fund's total expense ratio;

•  Whether reasonable alternatives to the Distribution Plan exist;

•  Current and historical data regarding Fund asset levels and sales activity;

•  Comparisons of the Fund's growth and historical performance to those of peer funds and fund groups;

•  Projections of future sales activity for the Fund;

•  The reasons underlying the need for adoption of the Distribution Plan, including help in gaining access to a broader universe of distribution channels and U.S. Global's ability to attract, retain, and hire new quality investment staff;

•  How the Distribution Plan would address these concerns by possibly increasing sales, lowering the Fund's total expense ratio, and/or freeing up U.S. Global's resources to strengthen its investment team, including the nature and approximate amount of the expenditures;

•  The nature of the benefits anticipated from the Distribution Plan (as noted above) and the time period necessary for those benefits to be achieved; and

•  The relationship of such expenditures to the overall cost structure of the Fund.

The Board of U.S. Global Accolade Funds considered that it had reviewed the current Distribution Plan for each Fund as part of its annual contract renewal process in May 2008, following a multi-month review process. Throughout their consideration of the current Distribution Plan, the independent Trustees were advised by their independent legal counsel.

Based on all the information considered, the Boards determined that there is a reasonable likelihood that the Distribution Plan will benefit each applicable Fund and its shareholders.

When was the U.S. Global Accolade Funds' current Distribution Plan adopted and when would it terminate?

The current Distribution Plan was adopted on September 3, 1998, and last approved by the U.S. Global Accolade Funds' Board of Trustees on May 14, 2008. If a Fund's shareholders approve the new Distribution Plan, the current Distribution Plan would terminate with respect to a Fund once the new Distribution Plan is implemented.

What amounts were paid by the U.S. Global Accolade Funds under the current Distribution Plan?

Set forth below are the amounts paid to USGB under the current Distribution Plan (both in the aggregate and as a percentage of average net assets), after taking into account the effect of any expense cap, by each series of the U.S. Global Accolade Funds during the fiscal year ended October 31, 2007.

Fund Name	Amount	As a % of Average Net Assets
U.S. Global Accolade Funds
Eastern European Fund	$2,956,795	0.21%
Global Emerging Markets Fund	99,101	0.25%
Global MegaTrends Fund	40,519	0.25%
Holmes Growth Fund	79,133	0.13%

What percentage of shareholders' votes is required to approve this Proposal?

Approval of this Proposal for a Fund will require a "FOR" vote by a "majority of the outstanding voting securities," as provided in the 1940 Act, which means that a "FOR" vote is required of the lesser of (i) more than 50 percent of the outstanding shares of a Fund, or (ii) 67 percent or more of the shares present at the Meeting, if more than 50 percent of the outstanding shares are present at the Meeting in person or by proxy.

How does my Fund's Board recommend that I vote on this Proposal?

After careful consideration, the Board of Trustees of each U.S. Global Fund recommends that you vote FOR the approval of the Distribution Plan.

PROPOSAL 3

APPROVAL OF ADVISORY AGREEMENT
(All Funds)

How do the current Advisory Agreements compare to the new Advisory Agreement?

The following discussion about the new Advisory Agreement is qualified in its entirety by reference to the new Advisory Agreement itself, which is set forth in Exhibit D of this Proxy Statement. While certain terms of the new Advisory Agreement are identical to those of the current Advisory Agreements, there are a few key differences:

•  The new Advisory Agreement, with respect to the nine equity Funds, provides for an advisory fee that will consist of two components: (1) a base management fee calculated by applying the specified fixed-rate of the advisory fee to a Fund's average daily net assets during the previous month (the "Basic Fee"), plus or minus (2) a performance adjustment (the "Performance Adjustment").

•  The new Advisory Agreement, with respect to the All American Equity Fund, the Gold and Precious Metals Fund, the Global Resources Fund, and the World Precious Minerals Fund, includes changes to the advisory fee breakpoints and the base fee.

•  For computing monthly average net assets, which is used in determining the monthly advisory fee amounts payable by each Fund, the new Advisory Agreement uses calendar days, rather than business days, which is more consistent with other advisory agreements being utilized in the industry and easier to administer.

•  The current Advisory Agreements and the new Advisory Agreement set forth a substantially similar list of expenses to be allocated to the Funds, except that the new Advisory Agreement has been revised to reflect that certain expenses, while still the responsibility of U.S. Global, have been moved into a separate Administration Agreement.

•  Under the current Advisory Agreements, U.S. Global provides a wide range of administrative services that are not a part of the new Advisory Agreement, but rather are the subject of a completely separate Administration Agreement that will take effect if the new Advisory Agreement is approved. As discussed more fully below, the Funds currently reimburse U.S. Global for certain legal and administrative services provided by U.S. Global to the Funds. Under the proposed Administration Agreement, the Funds would no longer make these reimbursements to U.S. Global, but instead would pay U.S. Global compensation in the amount of 0.08% for these and other administrative services.

•  In addition to the standard limitation of liability provisions found in the current Advisory Agreements, the new Advisory Agreement provides for reciprocal indemnification of U.S. Global and the Funds.

•  The new Advisory Agreement provides that it will be construed under the laws of the State of Delaware.

When were the current Advisory Agreements last approved by shareholders?

The following table sets forth the date on which each Fund's current Advisory Agreement—dated as of October 27, 1989, as amended, for U.S. Global Investors Funds and as of September 21, 1994, as amended, for U.S. Global Accolade Funds—was last approved by shareholders.

U.S. Global Accolade Funds	Date of Approval
Eastern European Fund	February 28, 1997
Global Emerging Markets Fund	January 28, 2005
Global MegaTrends Fund	November 15, 1996
Holmes Growth Fund	September 21, 1994
U.S. Global Investors Funds
All American Equity Fund	October 13, 1989
China Region Opportunity Fund	October 20, 1993
Gold and Precious Metals Fund	October 13, 1989
Global Resources Fund	October 13, 1989
Near-Term Tax Free Fund	November 1, 1990
Tax Free Fund	October 13, 1989
U.S. Government Securities Savings Fund	October 13, 1989
U.S. Treasury Securities Cash Fund	October 13, 1989
World Precious Minerals Fund	October 13, 1989

What is the performance adjustment and how does it work?

The performance adjustment, which is described in more detail in Schedule A to the new Advisory Agreement at Exhibit D of this Proxy Statement, provides for a 0.25% adjustment, upwards or downwards, if there is a performance difference of 5% or more between each equity Fund's performance and that of its underlying benchmark index over the prior 12 months.

U.S. Global believes strongly in rewarding its employees for strong performance (and, conversely, not rewarding performance that fails to meet applicable standards). Every employee has a set of monthly goals that he or she must achieve in order to receive a bonus. In addition, U.S. Global receives a portion of its compensation from other clients based in part on its performance in managing the clients' portfolios. Adding a performance adjustment to the Advisory Agreement will better align the business model of the equity Funds with the business model U.S. Global uses internally and with other clients. A performance adjustment, particularly one based on a 12-month rolling period as opposed to a longer period, generally aligns the interests of shareholders with those of the investment adviser by rewarding the adviser for good performance and penalizing the adviser for poor performance.

Under the Investment Advisers Act of 1940 (the "Advisers Act"), any performance fee charged to a mutual fund must be a "fulcrum fee." A fulcrum fee is one that increases or decreases proportionately with the investment performance of the fund as compared to the specified benchmark. In other words, the performance adjustment must be symmetric. The proposed performance adjustment complies with the specific provisions of the Advisers Act and the rules thereunder governing performance fees paid by mutual funds, and is consistent with similar arrangements implemented by other mutual funds in recent years.

If this Proposal is approved, the performance adjustment will be implemented prospectively to prevent unfairness to a Fund. For the first eleven months following shareholder approval, there will be no performance adjustment and a Fund's advisory fee will be composed solely of the base management fee rate. Starting with the twelfth month after shareholder approval, the performance adjustment will take effect and the advisory fee will be adjusted upwards or downwards, depending on a Fund's performance relative to its benchmark. The impact of the proposed addition of a performance adjustment component to each equity Fund's advisory fee will depend on the Fund's future performance relative to its benchmark

The table below lists each equity Fund's benchmark. For more information about these benchmarks, see Exhibit E.

Fund Name	Proposed Benchmark
All American Equity Fund	S&P 500 Index

China Region Opportunity Fund	Hang Seng Composite Index

Eastern European Fund	MSCI Emerging Markets Europe 10/40 Index (Net Total Return)

Global Emerging Markets Fund	MSCI Emerging Markets Net Total Return Index

Global MegaTrends Fund	S&P 500 Index

Global Resources Fund	Morgan Stanley Commodity Related Equity Index

Gold and Precious Metals Fund	FTSE Gold Mines Index

Holmes Growth Fund	S&P 1500 Index

World Precious Minerals Fund	AMEX Gold Miners Index

The new Advisory Agreement provides that, to the extent permitted by the 1940 Act in the future, the Trustees, without calling a meeting of shareholders, may change a Fund's benchmark index should they determine that another benchmark would be more appropriate for purposes of evaluating the performance of a Fund.

The table below compares the advisory fees paid by each Fund for its most recent fiscal year under its current Advisory Agreement plus the reimbursements paid by each Fund for its most recent fiscal year to U.S. Global for certain legal and administrative services with the fees it would have paid if the new Advisory and Administration

Agreements had been in place. More specifically, the second column focuses solely on the effect of the new Advisory and Administration Agreements without including the effect of the performance adjustment, while the third column shows a range of amounts that would have been paid assuming the worst-case and best-case performance scenarios.

	Present Agreement plus Reimbursements for Legal and Administrative Services	New Administration Agreement plus New Advisory Agreement without Performance Adjustment	% Diff.	New Administration Agreement plus New Advisory Agreement with Performance Adjustment	% Difference
U.S. Global Accolade Funds
Eastern European Fund
Base Fee	$17,844,745	$18,818,988		$18,818,988
Performance Adjustment	—	—		(3,509,993) to 3,509,993
Total Fee	17,844,745	18,818,988	5%	15,308,994 to 22,328,981	(14%) to 25%
Effect of Expense Cap	n/a	—		— to —
Total Fee, Net of Expense Cap	$17,844,745	$18,818,988	5%	$15,308,994 to $22,328,981	(14%) to 25%
Global Emerging Markets Fund
Base Fee	$560,597	$576,768		$576,768
Performance Adjustment	—	—		(82,219) to 82,219
Total Fee	560,597	576,768	3%	494,549 to 658,987	(12%) to 18%
Effect of Expense Cap	(114,957)	(146,670)		(146,670) to (146,670)
Total Fee, Net of Expense Cap	$445,639	$430,099	(3%)	$347,880 to $512,318	(22%) to 15%
Global MegaTrends Fund
Base Fee	$173,517	$175,043		$175,043
Performance Adjustment	—	—		(41,304) to 41,304
Total Fee	173,517	175,043	1%	133,739 to 216,348	(23%) to 25%
Effect of Expense Cap	(113,454)	(113,454)		(113,454) to (113,454)
Total Fee, Net of Expense Cap	$60,063	$61,589	3%	$20,285 to $102,894	(66%) to 71%

	Present Agreement plus Reimbursements for Legal and Administrative Services	New Administration Agreement plus New Advisory Agreement without Performance Adjustment	% Diff.	New Administration Agreement plus New Advisory Agreement with Performance Adjustment	% Difference
Holmes Growth Fund
Base Fee	$641,112	$675,687		$675,687
Performance Adjustment	—	—		(158,279) to 158,279
Total Fee	641,112	675,687	5%	517,408 to 833,966	(19%) to 30%
Effect of Expense Cap	n/a	(100,102)		(100,102) to (100,102)
Total Fee, Net of Expense Cap	$641,112	$575,585	(10%)	$417,306 to $733,865	(35%) to 14%
U.S. Global Investors Funds
All American Equity Fund
Base Fee	$212,190	$228,924		$228,924
Performance Adjustment	—	—		(60,120) to 60,120
Total Fee	212,190	228,924	8%	168,804 to 289,044	(20%) to 36%
Effect of Expense Cap	(58,304)	(143,077)		(143,077) to (143,077)
Total Fee, Net of Expense Cap	$153,886	$85,846	(44%)	$25,726 to $145,966	(83%) to (5%)
China Region Opportunity Fund
Base Fee	$1,451,141	$1,520,514		$1,520,514
Performance Adjustment	—	—		(256,333) to 256,333
Total Fee	1,451,141	1,520,514	5%	1,264,182 to 1,776,847	(13%) to 22%
Effect of Expense Cap	n/a	(320,108)		(320,108) to (320,108)
Total Fee, Net of Expense Cap	$1,451,141	$1,200,406	(17%)	$944,073 to $1,456,739	(35%) to 0%

	Present Agreement plus Reimbursements for Legal and Administrative Services	New Administration Agreement plus New Advisory Agreement without Performance Adjustment	% Diff.	New Administration Agreement plus New Advisory Agreement with Performance Adjustment	% Difference
Gold and Precious Metals Fund
Base Fee	$1,652,490	$2,142,915		$2,142,915
Performance Adjustment	—	—		(522,696) to 522,696
Total Fee	1,652,490	2,142,915	30%	1,620,219 to 2,665,612	(2%) to 61%
Effect of Expense Cap	n/a	(546,662)		(546,662) to (546,662)
Total Fee, Net of Expense Cap	$1,652,490	$1,596,253	(3%)	$1,073,557 to $2,118,949	(35%) to 28%
Global Resources Fund
Base Fee	$9,370,991	$15,695,892		$15,695,892
Performance Adjustment	—	—		(3,484,532) to 3,484,532
Total Fee	9,370,991	15,695,892	67%	12,211,359 to 19,180,424	30% to 105%
Effect of Expense Cap	n/a	(1,124,960)		(1,124,960) to (1,124,960)
Total Fee, Net of Expense Cap	$9,370,991	$14,570,932	55%	$11,086,400 to $18,055,464	18% to 93%
Near-Term Tax Free Fund
Base Fee	$84,421	$78,732		$78,732
Performance Adjustment	n/a	n/a		n/a
Total Fee	84,421	78,732	(7%)	78,732	(7%)
Effect of Expense Cap	(84,421)	(78,732)		(78,732)
Total Fee, Net of Expense Cap	$0	$0	0%	$0	0%
Tax Free Fund
Base Fee	$145,392	$142,357		$142,357
Performance Adjustment	n/a	n/a		n/a
Total Fee	145,392	142,357	(2%)	142,357	(2%)
Effect of Expense Cap	(145,392)	(142,357)		(142,357)
Total Fee, Net of Expense Cap	$0	$0	0%	$0	0%

	Present Agreement plus Reimbursements for Legal and Administrative Services	New Administration Agreement plus New Advisory Agreement without Performance Adjustment	% Diff.	New Administration Agreement plus New Advisory Agreement with Performance Adjustment	% Difference
U.S. Government Securities Savings Fund
Base Fee	$2,098,299	$2,437,623		$2,437,623
Performance Adjustment	n/a	n/a		n/a
Total Fee	2,098,299	2,437,623	16%	2,437,623	16%
Effect of Expense Cap	(951,257)	(1,261,062)		(1,261,062)
Total Fee, Net of Expense Cap	$1,147,042	$1,176,561	3%	$1,176,561	3%
U.S. Treasury Securities Cash Fund
Base Fee	$618,882	$693,516		$693,516
Performance Adjustment	n/a	n/a		n/a
Total Fee	618,882	693,516	12%	693,516	12%
Effect of Expense Cap	(24,507)	(179,358)		(179,358)
Total Fee, Net of Expense Cap	$594,375	$514,158	(13%)	$514,158	(13%)
World Precious Minerals Fund
Base Fee	$6,303,115	$10,535,513		$10,535,513
Performance Adjustment	—	—		(2,464,429) to 2,464,429
Total Fee	6,303,115	10,535,513	67%	8,071,084 to 12,999,942	28% to 106%
Effect of Expense Cap	n/a	(1,897,328)		(1,897,328) to (1,897,328)
Total Fee, Net of Expense Cap	$6,303,115	$8,638,185	37%	$6,173,757 to $11,102,614	(2%) to 76%

Why are the administrative services being removed from the new Advisory Agreement?

As mentioned above, under the current Advisory Agreements, U.S. Global performs both advisory and administrative services for the Current Funds. If the new Advisory Agreement is approved, the Funds will unbundle advisory and administrative services into two separate agreements. This would eliminate the need to call a shareholders' meeting to make adjustments to a separate agreement that addresses administrative services provided by U.S. Global, thereby potentially reducing the future costs of any proxy solicitation. Shareholders are not being asked to vote separately on the Administration Agreement, which requires only Board approval.

U.S. Global has been providing these administrative services for years to the Funds, relying solely on the fees it earns under its Advisory Agreements. Many of these services are provided as a result of regulations adopted long after the current Advisory Agreements were originally negotiated. For example, the costs of compliance have increased dramatically. The Administration Agreement has been drafted to formally recognize the significantly enhanced role that U.S. Global has played and will play as the Administrator to the Funds with respect to regulatory and compliance matters. In recent years, a number of mutual funds have adopted separate fund administration agreements with their investment advisers.

Under the proposed Administration Agreement, each Fund would pay U.S. Global compensation in the amount of 0.08% for providing these administrative services. It is important to note that this compensation will cover legal and administrative services for which the Funds currently reimburse U.S. Global, thereby eliminating the need for the Funds to make these reimbursement payments to U.S. Global. Set forth below are the reimbursement payments made to U.S. Global for legal and administration services, after taking into account the effect of any expense cap, by each series of the U.S. Global Accolade Funds during the fiscal year ended October 31, 2007 and each series of the U.S. Global Investors Funds during the fiscal year ended June 30, 2008.

U.S. Global: Internal Legal

Fund Name	Amount
U.S. Global Accolade Funds
Eastern European Fund	$23,068
Global Emerging Markets Fund	5,400
Global MegaTrends Fund	5,125
Holmes Growth Fund	5,720

Fund Name	Amount
U.S. Global Investors Funds
All American Equity Fund	$13,790
China Region Opportunity Fund	16,715
Gold and Precious Metals Fund	19,954
Global Resources Fund	64,288
Near-Term Tax Free Fund	0
Tax Free Fund	0
U.S. Government Securities Savings Fund	28,475
U.S. Treasury Securities Cash Fund	16,909
World Precious Minerals Fund	45,940

U.S. Global: Internal Administration

Fund Name	Amount
U.S. Global Accolade Funds
Eastern European Fund	$5,134
Global Emerging Markets Fund	5,134
Global MegaTrends Fund	5,134
Holmes Growth Fund	5,134

Fund Name	Amount
U.S. Global Investors Funds
All American Equity Fund	$3,088
China Region Opportunity Fund	3,088
Gold and Precious Metals Fund	3,088
Global Resources Fund	3,088
Near-Term Tax Free Fund	0
Tax Free Fund	0
U.S. Government Securities Savings Fund	3,088
U.S. Treasury Securities Cash Fund	3,088
World Precious Minerals Fund	3,088

How will the new Proposals affect the expense ratio of each Fund?

Beginning on page 26 is a table showing, in the following three ways, each Fund's expense ratios as a percentage of average net assets for its most recent fiscal year: (1) under its existing agreements, (2) under its proposed agreements, including the effects of any contractual expense cap, new base advisory fee, the new Administration Agreement, and the new Distribution Plan, but excluding the effect of any performance adjustment, and (3) under its proposed agreements, including the effects of any contractual expense cap, new base advisory fee, the new Administration Agreement, the new Distribution Plan, and the best- and worst-case performance adjustment scenarios. The expense caps included in the table for the proposed agreements are derived from the following contractual amounts set forth in the Agreement and Plan of Reorganization:

Fund	Expense Cap
U.S. Global Accolade Funds
Eastern European Fund	2.25%
Global Emerging Markets Fund	2.50%
Global MegaTrends Fund	1.85%
Holmes Growth Fund	1.75%

Fund	Expense Cap
U.S. Global Investors Funds
All American Equity Fund	1.75%
China Region Opportunity Fund	2.00%
Gold and Precious Metals Fund	1.50%
Global Resources Fund	1.50%
Near-Term Tax Free Fund	0.45%
Tax Free Fund	0.70%
U.S. Government Securities Savings Fund	0.45%
U.S. Treasury Securities Cash Fund	1.00%
World Precious Minerals Fund	1.50%

U.S. Global has agreed to these expense caps for the one-year period of the new Advisory Agreement. Thereafter, U.S. Global and your Fund's Board of Trustees will negotiate the amounts of these expense caps annually during the consideration of the renewal of the Advisory Agreement.

Current and Pro Forma Expenses

	Advisory Fees		Distribution Fees	Other* Exp.	Acquired Fund Fees and Expenses
U.S. Global Accolade Funds
Eastern European Fund
Current	1.25%		0.21%	0.52%	—
Pro Forma (w/o perf adj)	1.25%		0.25%	0.64%	—
Pro Forma (w/ perf adj)	1.00	%-1.50%	0.25%	0.64%	—
Global Emerging Markets Fund
Current	1.375%		0.25%	1.16%	0.06%
Pro Forma (w/o perf adj)	1.375%		0.25%	1.24%	0.06%
Pro Forma (w/ perf adj)	1.168	%-1.582%	0.25%	1.24%	0.06%
Global MegaTrends Fund
Current	1.00%		0.25%	1.29%	0.01%
Pro Forma (w/o perf adj)	1.00%		0.25%	1.30%	0.01%
Pro Forma (w/ perf adj)	0.75	%-1.25%	0.25%	1.30%	0.01%
Holmes Growth Fund
Current	1.00%		0.13%	0.60%	0.01%
Pro Forma (w/o perf adj)	1.00%		0.25%	0.66%	0.01%
Pro Forma (w/ perf adj)	0.75	%-1.25%	0.25%	0.66%	0.01%
U.S. Global Investors Funds
All American Equity Fund
Current	0.75%		—	1.23%	0.01%
Pro Forma (w/o perf adj)	0.80%		0.25%	1.25%	0.01%
Pro Forma (w/ perf adj)	0.57	%-1.03%	0.25%	1.25%	0.01%
China Region Opportunity Fund
Current	1.25%		—	0.70%	0.01%
Pro Forma (w/o perf adj)	1.25%		0.25%	0.78%	0.01%
Pro Forma (w/ perf adj)	1.03	%-1.47%	0.25%	0.78%	0.01%
Gold and Precious Metals Fund
Current	0.75%		—	0.52%	0.04%
Pro Forma (w/o perf adj)	0.90%		0.25%	0.60%	0.04%
Pro Forma (w/ perf adj)	0.66	%-1.14%	0.25%	0.60%	0.04%
Global Resources Fund
Current	0.58%		—	0.30%	—
Pro Forma (w/o perf adj)	0.90%		0.25%	0.42%	—
Pro Forma (w/ perf adj)	0.68	%-1.11%	0.25%	0.42%	—

	Total Annual Fund Operating Expenses		Expense Reimbursements		Net Expenses
U.S. Global Accolade Funds
Eastern European Fund
Current	1.98%		—		1.98%
Pro Forma (w/o perf adj)	2.14%		—		2.14%
Pro Forma (w/ perf adj)	1.89	%-2.39%	—		1.89	%-2.39%
Global Emerging Markets Fund
Current	2.85%		(0.29)%		2.56%
Pro Forma (w/o perf adj)	2.93%		(0.37)%		2.56%
Pro Forma (w/ perf adj)	2.72	%-3.13%	(0.37	)%-(0.37)%	2.35	%-2.77%
Global MegaTrends Fund
Current	2.55%		(0.69)%		1.86%
Pro Forma (w/o perf adj)	2.56%		(0.70)%		1.86%
Pro Forma (w/ perf adj)	2.31	%-2.81%	(0.70	)%-(0.70)%	1.61	%-2.11%
Holmes Growth Fund
Current	1.74%		—		1.74%
Pro Forma (w/o perf adj)	1.92%		(0.16)%		1.76%
Pro Forma (w/ perf adj)	1.67	%-2.17%	(0.16	)%-(0.16)%	1.51	%-2.01%
U.S. Global Investors Funds
All American Equity Fund
Current	1.99%		(0.23)%		1.76%
Pro Forma (w/o perf adj)	2.31%		(0.55)%		1.76%
Pro Forma (w/ perf adj)	2.08	%-2.54%	(0.55	)%-(0.55)%	1.53	%-1.99%
China Region Opportunity Fund
Current	1.96%		—		1.96%
Pro Forma (w/o perf adj)	2.29%		(0.28)%		2.01%
Pro Forma (w/ perf adj)	2.07	%-2.51%	(0.28	)%-(0.28)%	1.79	%-2.23%
Gold and Precious Metals Fund
Current	1.31%		—		1.31%
Pro Forma (w/o perf adj)	1.79%		(0.25)%		1.54%
Pro Forma (w/ perf adj)	1.55	%-2.03%	(0.25	)%-(0.25)%	1.30	%-1.78%
Global Resources Fund
Current	0.88%		—		0.88%
Pro Forma (w/o perf adj)	1.57%		(0.07)%		1.50%
Pro Forma (w/ perf adj)	1.35	%-1.78%	(0.07	)%-(0.07)%	1.28	%-1.71%

	Advisory Fees		Distribution Fees	Other* Exp.	Acquired Fund Fees and Expenses
Near-Term Tax Free Fund
Current	0.50%		—	1.41%	—
Pro Forma (w/o perf adj)	0.50%		—	1.37%	—
Tax Free Fund
Current	0.75%		—	1.19%	—
Pro Forma (w/o perf adj)	0.75%		—	1.17%	—
U.S. Government Securities Savings Fund
Current	0.44%		—	0.21%	—
Pro Forma (w/o perf adj)	0.44%		—	0.28%	—
U.S. Treasury Securities Cash Fund
Current	0.50%		—	0.59%	—
Pro Forma (w/ perf adj)	0.50%		—	0.65%	—
World Precious Minerals Fund
Current	0.63%		—	0.34%	0.02%
Pro Forma (w/o perf adj)	0.98%		0.25%	0.46%	0.02%
Pro Forma (w/ perf adj)	0.73	%-1.22%	0.25%	0.46%	0.02%

*  "Other expenses" for all pro forma figures include the effects of the new Administration Agreement. "Other expenses" for the U.S. Global Accolade Funds have been restated for the transfer agent agreement that went into effect April 1, 2007.

The following example indicates the cost of investing in each Fund, assuming an initial investment of $10,000 and a 5% total annual return each year with no changes in operating expenses (except for proposed agreements in the pro forma). You would pay an additional $10 account closing fee if you redeemed your shares at the end of the period. The current example includes U.S Global's undertaking to limit the expenses of the Fund as described in the current prospectus. The pro forma example includes U.S. Global's undertaking to limit the expenses of the Fund for one year as described above.

	Total Annual Fund Operating Expenses		Expense Reimbursements		Net Expenses
Near-Term Tax Free Fund
Current	1.91%		(1.46)%		0.45%
Pro Forma (w/o perf adj)	1.87%		(1.42)%		0.45%
Tax Free Fund
Current	1.94%		(1.24)%		0.70%
Pro Forma (w/o perf adj)	1.92%		(1.22)%		0.70%
U.S. Government Securities Savings Fund
Current	0.65%		(0.20)%		0.45%
Pro Forma (w/o perf adj)	0.72%		(0.27)%		0.45%
U.S. Treasury Securities Cash Fund
Current	1.09%		(0.90)%		1.00%
Pro Forma (w/ perf adj)	1.15%		(0.15)%		1.00%
World Precious Minerals Fund
Current	0.99%		—		0.99%
Pro Forma (w/o perf adj)	1.71%		(0.19)%		1.52%
Pro Forma (w/ perf adj)	1.46	%-1.95%	(0.19	)%-(0.19)%	1.27	%-1.76%

	1 Year
	Present	Pro forma w/o perf adj	Pro forma w/ perf adj range
U.S. Global Accolade Funds
Eastern European Fund	$201	$217	$192	to	$242
Global Emerging Markets Fund	$259	$259	$238	to	$280
Global MegaTrends Fund	$225	$189	$164	to	$214
Holmes Growth Fund	$177	$179	$170	to	$204
U.S. Global Investors Funds
All American Fund	$179	$179	$156	to	$202
China Region Fund	$199	$204	$182	to	$226
Gold and Precious Metals Fund	$133	$157	$132	to	$181
Global Resources Fund	$90	$153	$130	to	$174
Near-Term Tax Free Fund	$46	$46	$46	to	$46
Tax Free Fund	$72	$72	$72	to	$72
Government Securities Savings Fund	$46	$46	$46	to	$46
Treasury Securities Cash Fund	$102	$102	$102	to	$102
World Precious Minerals Fund	$101	$155	$129	to	$179
	5 Years
	Present	Pro forma w/o perf adj	Pro forma w/ perf adj. range
U.S. Global Accolade Funds
Eastern European Fund	$1,068	$1,149	$1,021	to	$1,275
Global Emerging Markets Fund	$1,478	$1,510	$1,407	to	$1,609
Global MegaTrends Fund	$1,322	$1,298	$1,172	to	$1,422
Holmes Growth Fund	$944	$1,022	$907	to	$1,150
U.S. Global Investors Funds
All American Fund	$1,048	$1,182	$1,065	to	$1,297
China Region Fund	$1,057	$1,200	$1,088	to	$1,310
Gold and Precious Metals Fund	$718	$946	$821	to	$1,070
Global Resources Fund	$488	$849	$732	to	$958
Near-Term Tax Free Fund	$896	$878	$878	to	$878
Tax Free Fund	$932	$923	$923	to	$923
Government Securities Savings Fund	$342	$374	$374	to	$374
Treasury Securities Cash Fund	$592	$618	$618	to	$618
World Precious Minerals Fund	$547	$910	$779	to	$1,035

	3 Years
	Present	Pro forma w/o perf adj	Pro forma w/ perf adj range
U.S. Global Accolade Funds
Eastern European Fund	$621	$670	$594	to	$745
Global Emerging Markets Fund	$856	$872	$809	to	$932
Global MegaTrends Fund	$760	$730	$654	to	$805
Holmes Growth Fund	$548	$588	$526	to	$664
U.S. Global Investors Funds
All American Fund	$601	$668	$598	to	$737
China Region Fund	$615	$689	$622	to	$755
Gold and Precious Metals Fund	$415	$539	$465	to	$612
Global Resources Fund	$281	$489	$420	to	$553
Near-Term Tax Free Fund	$458	$449	$449	to	$449
Tax Free Fund	$489	$484	$484	to	$484
Government Securities Savings Fund	$188	$203	$203	to	$203
Treasury Securities Cash Fund	$338	$350	$350	to	$350
World Precious Minerals Fund	$315	$520	$443	to	$594
	10 Years
	Present	Pro forma w/o perf adj	Pro forma w/ perf adj range
U.S. Global Accolade Funds
Eastern European Fund	$2,306	$2,472	$2,212	to	$2,726
Global Emerging Markets Fund	$3,155	$3,226	$3,024	to	$3,414
Global MegaTrends Fund	$2,852	$2,843	$2,592	to	$3,087
Holmes Growth Fund	$2,052	$2,230	$1,976	to	$2,491
U.S. Global Investors Funds
All American Fund	$2,285	$2,588	$2,353	to	$2,818
China Region Fund	$2,285	$2,604	$2,378	to	$2,825
Gold and Precious Metals Fund	$1,579	$2,085	$1,824	to	$2,339
Global Resources Fund	$1,084	$1,861	$1,617	to	$2,089
Near-Term Tax Free Fund	$2,114	$2,074	$2,074	to	$2,074
Tax Free Fund	$2,164	$2,144	$2,144	to	$2,144
Government Securities Savings Fund	$791	$869	$869	to	$869
Treasury Securities Cash Fund	$1,321	$1,384	$1,384	to	$1,384
World Precious Minerals Fund	$1,213	$2,004	$1,730	to	$2,259

As shown above, based upon data provided by U.S. Global, it is expected that the net expense ratio of most Funds (before giving effect to any performance adjustment) will stay the same or increase only slightly under the proposed new Advisory Agreement after giving effect to the one-year expense cap. With respect to three Funds—the Global Resources Fund, the Gold and Precious Metals Fund, and the World Precious Minerals Fund—whose net expense ratios are expected to increase, the proposed compensation to be paid to U.S. Global by these Funds (set forth in the table below) is being sought by U.S. Global because the current compensation paid to U.S. Global for managing these three Funds is significantly below the average of comparable funds in each Fund's peer group. This also is true of the All American Equity Fund. If the proposals are adopted, the management fee for the All American Equity Fund will be above the median of its peer group and the management fees for the Gold and Precious Metals Fund, the World Precious Minerals Fund, and the Global Resources Fund will be in the highest 20th percentile of their peer groups. Moreover, the breakpoints in each of these Fund's current Advisory Agreements were adopted in or around 1984 and do not reflect current economies of scale.

Fund	Base Advisory Fee	Breakpoints (Assets Under Management)
All American Equity Fund	0.80% 0.75%	< $500,000,000 > $500,000,000
Gold and Precious Metals Fund	0.90% 0.85%	< $500,000,000 > $500,000,000
World Precious Minerals Fund	1.00% 0.95% 0.90%	< $500,000,000 $500,000,001-$1,000,000,000 > $1,000,000,000
Global Resources Fund	0.95% 0.90% 0.85%	< $500,000,000 $500,000,001-$1,000,000,000 > $1,000,000,000

U.S. Global believes this additional compensation is necessary because competition for top investment management talent has increased due to the growth of hedge funds and the ease with which top talent can now be hired by investment firms across the globe, and the methods of distributing mutual funds, and costs associated with distribution, have changed considerably. Moreover, the costs to perform research for global funds have increased due to the rising costs of travel and the necessity to cover a broader spectrum of potential investments as more countries become players in the global marketplace.

U.S. Global has been rewarding Fund shareholders with solid performance—earning awards for the performance results of certain Funds from time to time—and believes that this additional compensation will enhance its efforts in striving to provide strong performance in the future.

Why is the Board recommending approval of the new Advisory Agreement?

The new Advisory Agreement and Administration Agreement were presented to the Board of each U.S. Global Fund and considered by the Boards as part of a broader program initiated by U.S. Global to modernize the expense structures and related contracts for the Funds.

Each Board conducted a thorough review of the potential implications of the new Advisory Agreement and Administration Agreement on each Fund. The independent Trustees met on several occasions to review and discuss the new Advisory Agreement and Administration Agreement, both among themselves and with representatives of U.S. Global. They were assisted in this review by their independent legal counsel.

On July 31, 2008, each Board approved the new Advisory Agreement with respect to each applicable Fund. Each Board also unanimously agreed to recommend that the new Advisory Agreement be approved by each applicable Fund's shareholders.

In approving the new Advisory Agreement, the Boards considered the following factors, among others:

•  Pro forma advisory fee and expense ratio analyses prepared by a third party and by management, giving effect to the advisory fees under the new Advisory Agreement, the administration expenses under the Administration Agreement and the Distribution Plan (as applicable);

•  Current and pro forma expense data for each Fund;

•  Information on the selection of the proposed benchmarks, on a Fund-by-Fund basis (as applicable), for the proposed performance fee adjustments;

•  Information comparing the historical performance of each Fund with a proposed performance fee adjustment to its proposed benchmark;

•  The pro forma profitability impact to U.S. Global from the new Advisory Agreement and Administration Agreement;

•  Historical and pro forma performance data for each Fund, giving effect to the new Advisory Agreement, Administration Agreement and the Distribution Plan (as applicable), along with the Fund's historical and pro forma peer group rank;

•  The overall scope of the services being provided by U.S. Global and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements; and

•  U.S. Global's agreement to cap the expenses for each Fund for the one-year period of the new Advisory Agreement.

The Boards of U.S. Global Investors Funds and U.S. Global Accolade Funds also considered that they reviewed the current Advisory Agreements for each applicable Fund as part of their annual contract renewal process in February 2008 and May 2008, respectively, in each case, following a multi-month review process. The Boards reviewed each applicable Fund's performance, fees and expenses. Throughout their consideration of the current Advisory Agreements, the independent Trustees were advised by their independent legal counsel.

In connection with their review of the new Advisory Agreement, the Boards considered U.S. Global's representation that the Boards may rely on and take into account the information provided in connection with the renewal of the current Advisory Agreements for each Fund. Accordingly, the Boards took note of the following factors, among others, that it considered in approving the renewal of the current Advisory Agreements for each applicable Fund: (1) the nature, extent and quality of services provided by U.S. Global, (2) the advisory fees and expense ratio, (3) the profits realized by U.S. Global and its affiliates from their relationship with the Funds, (4) whether the Funds benefit from any economies of scale, and (5) the benefits realized by U.S. Global and its affiliates from their relationship with the Funds. With respect to these factors, along with the factors noted above in connection with the review of the new Advisory Agreement, the Boards reached the following conclusions in approving the new Advisory Agreement for each applicable Fund: (1) the nature and extent of the services historically provided by U.S. Global were appropriate and the quality of services was good, (2) the advisory fees, coupled with U.S. Global's commitment to cap expenses, were reasonable and appropriate in amount given the quality of services provided, (3) the profits to be realized by U.S. Global from the new Advisory Agreement and Administrative Agreement were reasonable in comparison with the costs of providing investment advisory services to the Funds, (4) with respect to economies of scale, profitability to U.S. Global and its affiliates is not excessive, and (5) the direct and indirect benefits accruing to U.S. Global were reasonable in comparison with the costs of providing advisory services, the advisory fees charged, U.S. Global's commitment to cap expenses (as applicable) and the benefits to the Funds.

In addition to the foregoing, the Boards considered the specific factors and reached the related conclusions set forth below with respect to each applicable Fund.

Holmes Growth Fund

The Board noted that for the period of time U.S. Global has managed the Holmes Growth Fund (since June 1, 2004), the relative performance has been good. As a result, the Board concluded that the nature and extent of the services provided by U.S. Global were appropriate and the quality was good. In determining that the fees are reasonable, the Board noted that U.S. Global has currently agreed to limit expenses to not exceed 1.75% of average net assets through the one-year period of the new Advisory Agreement and that the management fee and total expenses are consistent with reasonable expectations in light of the nature, extent, and quality of the services provided by U.S. Global. The Board also noted that, under the new Advisory Agreement, the performance fee adjustment would not apply until 12 months after such Agreement was to take effect.

Global MegaTrends Fund

The Board noted that the relative performance of the Global MegaTrends Fund has been good for both the short- and mid-term periods. As a result, the Board concluded that the nature and extent of the services provided by U.S. Global were appropriate and the quality was good. In determining that the fees are reasonable, the Board noted that U.S. Global has currently agreed to limit expenses to not exceed 1.85% of average net assets through the one-year period of the new Advisory Agreement and that the management fee and total expenses are consistent with reasonable expectations in light of the nature, extent, and quality of the services provided by U.S. Global. The Board also noted that, under the new Advisory Agreement, the performance fee adjustment would not apply until 12 months after such Agreement was to take effect.

Eastern European Fund

The Board noted that while the Eastern European Fund had satisfactory performance during the short-term period, the relative performance of the Fund has been good for the long-term period. As a result, the Board concluded that the nature and extent of the services provided by U.S. Global were appropriate and the quality was good. In determining that the fees are reasonable, the Board noted that the management fee and expense ratio under both the current and proposed arrangements were competitive. The Board also noted that U.S. Global has currently agreed to limit the Fund's expenses to not exceed 2.25% of average assets through the one-year period of the new Advisory Agreement. The Board noted that, under the new Advisory Agreement, the performance fee adjustment would not apply until 12 months after such Agreement was to take effect.

Global Emerging Markets Fund

The Board reviewed the relative performance information since the Global Emerging Markets Fund's inception (February 24, 2005) and noted the above average performance of the Fund. As a result, the Board concluded that the nature and extent of the services provided by U.S. Global were appropriate and the quality was good. In determining that the fees are reasonable, the Board noted that the management fee and expense ratio under both the current and proposed arrangements were competitive. The Board also noted that U.S. Global has currently agreed to limit the Fund's expenses to 2.50% of average net assets through the one-year period of the new Advisory Agreement. The Board noted that, under the new Advisory Agreement, the performance fee adjustment would not apply until 12 months after such Agreement was to take effect.

U.S. Government Securities Savings Fund

The Board noted that the U.S. Government Securities Saving Fund has been among the top performing funds of its Peer Group and Peer Universe for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2007. Accordingly, the Board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by U.S. Global are reasonable, the Board also noted that, over various time periods, U.S. Global has waived fees and paid expenses of the Fund and has currently agreed to limit expenses to not exceed 0.45% of average net assets through the one-year period of the new Advisory Agreement, and that the Fund's management fee and total expenses, net of contractual waivers and expense reimbursements under both the current and proposed arrangements, are among the lowest in its Peer Group.

U.S. Treasury Securities Cash Fund

The Board noted that the U.S. Treasury Securities Cash Fund has underperformed its Peer Group and Peer Universe for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2007. The independent Trustees also requested and reviewed the Fund's gross performance, which indicated that the Fund's performance was competitive on a gross basis and that the Fund's net relative underperformance is primarily attributable to the Fund's high relative expenses under both the current and proposed arrangements. As a result, the Board concluded that the Fund's performance has been consistent with reasonable expectations in light of the nature, quality and extent of the services provided to shareholders. In this regard, the Board noted that the Fund is designed to be used by shareholders as a substitute for a traditional checking account, that the Fund's high relative expenses are explained, in part, by the unlimited free checkwriting and related shareholder services offered by the Fund, and that the Fund's relative underperformance is attributable primarily to high expenses, including non-management expenses, incurred by the Fund in making these services available to shareholders. In determining that the fees charged by U.S. Global are reasonable, the Board noted that the Fund's contractual management fee under both the current and new Advisory Agreements is competitive with that of its Peer Group. The Board also noted that U.S. Global has currently agreed to limit expenses to not exceed 1.00% of average net assets through the one-year period of the new Advisory Agreement.

Tax Free Fund

The Board noted that while the Tax Free Fund performed at or below the median of its Peer Group and Peer Universe for the four-, five- and ten-year periods ended August 31, 2007, the performance of the Fund has improved over the one-, two- and three-year periods ended August 31, 2007. The Board noted the small size of the Fund and that the Fund's three-, four-, five- and ten-year period performance was adversely affected by the Fund's conservative risk profile. In light of the above, the Board concluded that performance was satisfactory. In determining that the fees charged by U.S. Global are reasonable, the Board noted that while the Fund's contractual management fee under both the current and new Advisory Agreements is above the median for its Peer Group, over various time periods, U.S. Global has waived fees and expenses of the Fund and has currently agreed to limit expenses to not exceed 0.70% of average net assets through the one-year period of the new Advisory Agreement, and the Fund's management fee and total expenses, net of contractual waivers under both the current and proposed arrangements, are below the median for its Peer Group.

Near-Term Tax Free Fund

The Board noted that the Near-Term Tax Free Fund has performed at or above the median of its Peer Group and Peer Universe for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2007. Accordingly, the Board concluded that the Fund's overall performance has been satisfactory. In determining that the fees charged by U.S. Global are reasonable, the Board noted that the Fund is among the smallest funds in its Peer Group, that over various time periods U.S. Global has waived fees and paid expenses of the Fund and has currently agreed to limit expenses to not exceed 0.45% of average net assets through the one-year period of the new Advisory Agreement, and that the Fund's management fee and total expenses, net of contractual waivers and expense reimbursements under both the current and proposed arrangements, are among the lowest of its Peer Group.

All American Equity Fund

The Board noted that the All American Equity Fund has performed well relative to its Peer Group and Peer Universe for the one-, two-, three-, four- and five-year periods ended August 31, 2007. Accordingly, the Board concluded that the overall performance of the Fund has been satisfactory. In determining that the fees charged by U.S. Global are reasonable, the Board noted that, over various time periods, U.S. Global has waived fees and paid expenses of the Fund and has currently agreed to limit expenses to not exceed 1.75% of average net assets through the one-year period of the new Advisory Agreement, and that the Fund's contractual and actual management fee under the current Advisory Agreement is among the lowest of its Peer Group. If the proposals are adopted, the management fee will be above the median of its Peer Group. The Board noted that, under the new Advisory Agreement, the performance fee adjustment would not apply until 12 months after such Agreement was to take effect. The Board also noted that total expenses of the Fund under both the current and proposed arrangements are high due to the high non-management related expenses relative to its Peer Group. The Board concluded that this is consistent with reasonable expectations in light of the small size of the Fund and the small average account size of the Fund relative to its Peer Group.

China Region Opportunity Fund

The Board noted that despite the China Region Opportunity Fund's high absolute returns (i.e., the Fund's total return was 62.74%, 43.21%, 36.44%, 32.15% 30.59% and 5.12% for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2007), the Fund underperformed its Peer Group and Peer Universe for the one-, two-, three-, five- and ten-year periods ended August 31, 2007, and the Fund performed at the median relative to its Peer Group and Peer Universe for the four-year period ended August 31, 2007. The Board noted that U.S. Global attributed the relative underperformance of the Fund compared to its Peer Group, in part, to the concentration by many of the peer funds in a limited number of Chinese stocks, as opposed to the Fund, which has a more diversified portfolio. Overall, the Board concluded that the performance of the Fund has been satisfactory. In determining that the fees charged by U.S. Global are reasonable, the Board noted that U.S. Global has agreed to limit expenses to not exceed 2.00% of average net assets through the one-year period of the new Advisory Agreement, that the Fund's management fee and total expenses under both the current and proposed arrangements are generally in line with its Peer Group, and that such fees and expenses are consistent with reasonable expectations in light of the size of the Fund and the nature, quality and extent of the services provided by U.S. Global. The Board noted that, under the new Advisory Agreement, the performance fee adjustment would not apply until 12 months after such Agreement was to take effect.

Global Resources Fund

The Board noted that while the Global Resources Fund has underperformed its Peer Group and Peer Universe for the one-year period ended August 31, 2007, the Fund has been among the top-performing funds in its Peer Group and Peer Universe for the two-, three-, four- and five-year periods ended August 31, 2007. Accordingly, the Board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by U.S. Global are reasonable, the Board noted that the Fund's management fee and total expenses under the current arrangement are below the median for its Peer Group and that the Fund's total expenses under the proposed arrangement are above the median for its Peer Group. The Board also noted that U.S. Global has agreed to limit expenses to not exceed 1.50% of average net assets through the one-year period of the new Advisory Agreement. In addition, the Board noted that, under the new Advisory Agreement, the performance fee adjustment would not apply until 12 months after such Agreement was to take effect.

World Precious Minerals Fund

The Board noted that while the World Precious Minerals Fund has underperformed its Peer Group and Peer Universe for the one- and ten-year periods ended August 31, 2007, the Fund has been among the top performing funds in its Peer Group and Peer Universe for the two-, three-, four- and five-year periods ended August 31, 2007. Accordingly, the Board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by U.S. Global are reasonable, the Board noted that, although the Fund's contractual management fee and total expenses under the current arrangement are below the median for its Peer Group, the Fund's total expenses under the new arrangement are higher. The Board also noted that U.S. Global has agreed to limit expenses to not exceed 1.50% of average net assets through the one-year period of the new Advisory Agreement. In addition, the

Board noted that, under the new Advisory Agreement, the performance fee adjustment would not apply until 12 months after such Agreement was to take effect.

Gold and Precious Metals Fund

The Board noted that while the Gold and Precious Metals Fund has underperformed its Peer Group and Peer Universe for the one- and ten-year periods ended August 31, 2007, the Fund has outperformed its Peer Group and Peer Universe for the two-, three-, four- and five-year periods ended August 31, 2007. Accordingly, the Board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by U.S. Global are reasonable, the Board noted that, although the Fund's management fee and total expenses are below the median for its Peer Group, the Fund's total expenses under the new arrangement will be in the highest 20th percentile of its Peer Group. The Board also noted that U.S. Global has agreed to limit expenses to not exceed 1.50% of average net assets through the one-year period of the new Advisory Agreement. In addition, the Board noted that, under the new Advisory Agreement, the performance fee adjustment would not apply until 12 months after such Agreement was to take effect.

Based on all the information considered and the conclusions reached, the Boards determined that the terms of the new Advisory Agreement are fair and reasonable and that the approval of the new Advisory Agreement is in the best interests of each applicable Fund. No single factor was determinative in the Boards' analysis.

Who are the Principal Executive Officer and Directors of U.S. Global?

Name	Principal Occupation
Frank E. Holmes	Chief Executive Officer and Chief Investment Officer of U.S. Global; Mr. Holmes also owns more than 10% of the outstanding voting securities of U.S. Global
Thomas F. Lydon, Jr.	President and Chairman of the Board, Global Trends Investments
Jerold H. Rubinstein	Chief Executive Officer, Music Imaging & Media, Inc.
Roy D. Terracina	Owner, Sunshine Ventures, Inc.

Who will serve on the Board of Trustees of the New Funds?

NON-INTERESTED TRUSTEES

NAME AND AGE*	POSI- TION HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORT- FOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
J. Michael Belz (55)	Trustee	1998 to present	President and Chief Executive Officer of Catholic Life Insurance since 1984.	Thirteen	Director of Broadway National Bank from October 2003 to present.

James F. Gaertner (65)	Trustee	2002 to present	President, Sam Houston State University from August 2001 to present.	Thirteen	Chairman of the Board, Tandy Brands Accessories, Inc. from October 1997 to present.

Clark R. Mandigo (65)	Trustee	1993 to present	Restaurant operator, business consultant from 1991 to present.	Thirteen	None

Joe C. McKinney (61)	Trustee	2008 (upon reorganization)	Vice Chairman, Broadway National Bank, 2002 to present.	Thirteen	Director of Broadway National Bank from October 2002 to present; Director, USAA Real Estate Company from September 2004 to present; Director, Luby's, Inc. from January 2003 to present.

*  The address for these Trustees is 7900 Callaghan Road, San Antonio, TX 78229.

**   These dates include service as a Trustee of U.S. Global Investors Funds and/or U.S. Global Accolade Funds.

INTERESTED TRUSTEE

NAME AND AGE*	POSI- TION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORT- FOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Frank E. Holmes*** (53)	Trustee, Chief Executive Officer, Chief Investment Officer, President	1989 to present	Director, Chief Executive Officer, and Chief Investment Officer of U.S. Global. Since October 1989, Mr. Holmes has served and continues to serve in various positions with U.S. Global, its subsidiaries, and the investment companies it sponsors.	Thirteen	Chairman of the Board of Directors of Endeavour Mining Capital Corp. from November 2005 to present; Director of 71316 Ontario, Inc. from April 1987 to present and of F.E. Holmes Organization, Inc. from July 1978 to present.

*  The address for Mr. Holmes is 7900 Callaghan Road, San Antonio, TX 78229.

**  These dates include service as a Trustee of U.S. Global Investors Funds and U.S. Global Accolade Funds.

***   Mr. Holmes is an "interested trustee" by virtue of his positions with U.S. Global.

Who are the officers of the Funds who also serve as officers or employees of U.S. Global?

NAME*	POSITION(S) HELD WITH FUNDS	POSITION(S) HELD WITH USGI
Frank E. Holmes	Trustee, Chief Executive Officer, Chief Investment Officer, and President	Director, Chief Executive Officer, and Chief Investment Officer

Susan B. McGee	Executive Vice President, General Counsel, and Secretary	President and General Counsel

Catherine A. Rademacher	Treasurer	Chief Financial Officer

James L. Love, Jr.	Chief Compliance Officer	Chief Compliance Officer and Associate General Counsel

Mark S. Carter	Vice President of Shareholder Services	Vice President of Shareholder Services

T. Kelly Niland	Assistant Treasurer	Director of Portfolio Administration

Sheila A. Matthys	Assistant Secretary	Secretary and Assistant General Counsel

*  The address for these officers is 7900 Callaghan Road, San Antonio, TX 78229.

Do the Funds pay any affiliates of U.S. Global for services?

Yes. The Funds paid fees to United Shareholder Services, Inc. ("USSI"), the Funds' transfer agent, and A&B Mailers, which had provided mail-handling services to the Funds until becoming a wholly-owned subsidiary of USSI effective April 1, 2007. In addition, the Funds reimbursed U.S. Global for the Funds' portion of the Chief Compliance Officer's compensation and reimbursed USGB under the reimbursement-style Distribution Plan for USGB's costs in distributing the Funds. Except for the amounts paid to USGB, which are disclosed above in the discussion about Proposal 2, set forth below are the amounts paid, after taking into account the effect of any expense cap, by each series of the U.S. Global Accolade Funds during the fiscal year ended October 31, 2007, and each series of the U.S. Global Investors Funds during the fiscal year ended June 30, 2008.

USSI

Fund Name	Amount
U.S. Global Accolade Funds
Eastern European Fund	$1,933,881
Global Emerging Markets Fund	87,333
Global MegaTrends Fund	39,014
Holmes Growth Fund	110,673

Fund Name	Amount
U.S. Global Investors Funds
All American Equity Fund	$97,804
China Region Opportunity Fund	273,199
Gold and Precious Metals Fund	427,293
Global Resources Fund	2,623,347
Near-Term Tax Free Fund	0
Tax Free Fund	0
U.S. Government Securities Savings Fund	482,821
U.S. Treasury Securities Cash Fund	377,482
World Precious Minerals Fund	1,535,280

A&B Mailers

Fund Name	Amount
U.S. Global Accolade Funds
Eastern European Fund	$5,815
Global Emerging Markets Fund	159
Global MegaTrends Fund	1,119
Holmes Growth Fund	301

Fund Name	Amount
U.S. Global Investors Funds
All American Equity Fund	$0
China Region Opportunity Fund	0
Gold and Precious Metals Fund	0
Global Resources Fund	0
Near-Term Tax Free Fund	0
Tax Free Fund	0
U.S. Government Securities Savings Fund	0
U.S. Treasury Securities Cash Fund	0
World Precious Minerals Fund	0

U.S. Global: Chief Compliance Officer

Fund Name	Amount
U.S. Global Accolade Funds
Eastern European Fund	$6,415
Global Emerging Markets Fund	1,503
Global MegaTrends Fund	1,397
Holmes Growth Fund	1,568

Fund Name	Amount
U.S. Global Investors Funds
All American Equity Fund	$5,301
China Region Opportunity Fund	6,477
Gold and Precious Metals Fund	7,728
Global Resources Fund	24,933
Near-Term Tax Free Fund	0
Tax Free Fund	0
U.S. Government Securities Savings Fund	10,920
U.S. Treasury Securities Cash Fund	6,508
World Precious Minerals Fund	17,678

What percentage of shareholders' votes is required to approve this Proposal?

Approval of this Proposal will require a "FOR" vote by a "majority of the outstanding voting securities," as provided in the 1940 Act, which means that a "FOR" vote for a Fund is required of the lesser of (i) more than 50 percent of the outstanding shares of a Fund, or (ii) 67 percent or more of the shares present at the Meeting, if more than 50 percent of the outstanding shares are present at the Meeting in person or by proxy.

How does my Fund's Board recommend that I vote on this Proposal?

After careful consideration, the Board of Trustees of each U.S. Global Fund recommends that you vote FOR the approval of the Advisory Agreement.

PROPOSAL 4

APPROVAL OF SUBADVISORY AGREEMENTS
(Eastern European and Global Emerging Markets Funds)

How do the current Subadvisory Agreements compare to the new Subadvisory Agreements?

The following discussion about the new Subadvisory Agreements is qualified in its entirety by reference to the new Subadvisory Agreements themselves, which are set forth in Exhibit F of this Proxy Statement. Most terms of the new Subadvisory Agreements are identical to those of the current Subadvisory Agreements. For example, the Eastern European and Global Emerging Markets Funds still will not be responsible for paying any portion of Charlemagne's fees. The two key differences between the current Subadvisory Agreements and the new Subadvisory Agreements are as follows:

•  The new Subadvisory Agreements provide for a subadvisory fee that will consist of two components: (1) Basic Fee, plus or minus (2) a Performance Adjustment of 0.125% if there is a performance difference of 5% or more between each Fund's performance and that of its underlying benchmark index over the prior 12 months.

•  The new Subadvisory Agreements provide that they will be construed under the laws of the State of Delaware.

When were the current Subadvisory Agreements last approved by shareholders?

The following table sets forth the date on which each Fund's current Subadvisory Agreement, dated as of August 31, 2006, was last approved by shareholders.

U.S. Global Accolade Funds	Date of Approval
Eastern European Fund	August 29, 2006
Global Emerging Markets Fund	August 29, 2006

The table below compares the subadvisory fees paid by U.S. Global to Charlemagne for each Fund's most recent fiscal year under the current Subadvisory Agreements with the fees U.S. Global would have paid to Charlemagne if the new Subadvisory Agreements had been in place. More specifically, the second column focuses solely on the effect of the new Subadvisory Agreements without including the effect of the performance adjustment, while the third column shows a range of amounts that would have been paid assuming the worst-case and best-case performance scenarios.

	Present Agreement	New Agreement without Performance Adjustment	% Diff.	New Agreement with Performance Adjustment	% Difference
U.S. Global Accolade Funds
Eastern European Fund
Base Fee	$8,908,301	$8,843,509		$8,843,509
Performance Adjustment	—	—		(1,754,997) to 1,754,997
Total Fee	8,908,301	8,843,509	(1%)	7,088,513 to 10,598,506	(20%) to 19%
Effect of Expense Cap	n/a	—		— to —
Total Fee, Net of Expense Cap	$8,908,301	$8,843,509	(1%)	$7,088,513 to $10,598,506	(20%) to 19%
Global Emerging Markets Fund
Base Fee	$300,034	$297,303		$297,303
Performance Adjustment	—	—		(41,110) to 41,110
Total Fee	300,034	297,303	(1%)	256,194 to 338,413	(15%) to 13%
Effect of Expense Cap	(62,704)	(80,002)		(80,002) to (80,002)
Total Fee, Net of Expense Cap	$237,330	$217,302	(8%)	$176,192 to $258,411	(26%) to 9%

How will the new Subadvisory Agreements affect the expense ratio of each Fund?

U.S. Global, not the Funds, pays Charlemagne's subadvisory fees, so the new Subadvisory Agreement will not affect the expense ratio of the Funds.

Why is the Board recommending approval of the new Subadvisory Agreements?

The new Subadvisory Agreements were presented to the Board of the U. S. Global Accolade Funds. As discussed more fully in the discussion of Proposal 3, the Board considered the Subadvisory Agreements as part of a broader program initiated by U.S. Global to modernize the expense structures and related contracts for the Funds. The Board was assisted in this review by its independent legal counsel.

On July 31, 2008, the Board approved the new Subadvisory Agreements with respect to the Eastern European and Global Emerging Markets Funds. The Board also unanimously agreed to recommend that the new Subadvisory Agreements be approved by each applicable Fund's shareholders.

In approving the new Subadvisory Agreements, the Board considered the following factors, among others:

•  U.S. Global's obligation to pay Charlemagne's subadvisory fees;

•  Information on the selection of the proposed benchmarks for the proposed performance fee adjustments;

•  Information comparing the historical performance of each Fund to its proposed benchmark; and

•  The overall scope of the services being provided by Charlemagne and the standard of care applicable to those services would not be reduced under the new Subadvisory Agreements.

The Board also considered that it reviewed the current Subadvisory Agreements as part of its annual contract renewal process in May 2008, following a multi-month review process. The Board reviewed each Fund's performance, fees, and expenses. Throughout their consideration of the current Subadvisory Agreements, the independent Trustees were assisted by their independent legal counsel.

In connection with its review of the new Subadvisory Agreements, the Board considered Charlemagne's representation that the Board may rely on and take into account the information provided in connection with the renewal of the current Subadvisory Agreements for each Fund. In addition, the Board considered that Charlemagne delegates certain subadvisory functions to its affiliate, Charlemagne Capital (UK) Limited, pursuant to an intercompany agreement between Charlemagne and Charlemagne Capital (UK) Limited. Both Charlemagne and Charlemagne Capital (UK) Limited are wholly owned subsidiaries of Charlemagne Capital Ltd. ("CCL"). Accordingly, the Board took note of the following factors, among others, that it considered in approving the renewal of the current Subadvisory Agreements for each applicable Fund: (1) the nature, extent and quality of services provided by Charlemagne, (2) the subadvisory fees and expense ratio, (3) the profits realized by Charlemagne from its relationship with the Funds, (4) whether the Funds benefit from any economies of scale, and (5) the benefits realized by Charlemagne from its relationship with the Funds. With respect to these factors, along with the factors noted above in connection with the review of the new Subadvisory Agreements, the Board reached the following conclusions in approving the new Subadvisory Agreement for each applicable Fund: (1) the nature and extent of the services historically provided by Charlemagne were appropriate and the quality of services was good, (2) the subadvisory fees, coupled with the fact that U.S. Global, not the Funds, is obligated to pay the subadvisory fees, were reasonable and appropriate in amount given the quantity of services provided, (3) profitability to Charlemagne and its affiliates is not excessive, (4) the subadvisory fee reflected an appropriate level of sharing of any economies of scale, and (5) the direct and indirect benefits accruing to Charlemagne were reasonable in comparison with the benefits to the Funds.

Based on all the information considered and the conclusions reached, the Board determined that the terms of the new Subadvisory Agreements are fair and reasonable and that the approval of the new Subadvisory Agreements is in the best interests of each applicable Fund. No single factor was determinative in the Board's analysis.

Who are the Principal Executive Officer and Directors of Charlemagne?

Name*	Principal Occupation
David McMahon	Executive Director of CCL, the parent company of Charlemagne, and Executive Director of Charlemagne
James Mellon	Non Executive Director of CCL and Non Executive Chairman of Charlemagne
Alexander Anderson Whamond	Executive Director of CCL and Executive Director of Charlemagne
Jane Davidson Nairn Bates	Executive Director of CCL and Executive Director of Charlemagne
Philip Bradshaw Games	Non Executive Director of Charlemagne
James Charles Houghton	Group Financial Controller and Executive Director of Charlemagne
Alison Burgess	Chief Compliance Officer of Charlemagne

*  The address for all of these directors and officers is St. Mary's Court, 20 Hill Street, Douglas, Isle of Man, IM1, 1EU, British Isles. CCL's address is Ugland House, P.O. Box 309, South Church Street, George Town, Grand Cayman, Cayman Islands, B.W.I.

Do the Funds pay any affiliates of Charlemagne for services?

No.

What percentage of shareholders' votes is required to approve this Proposal?

Approval of this Proposal will require a "FOR" vote by a "majority of the outstanding voting securities," as provided in the 1940 Act, which means that a "FOR" vote for a Fund is required of the lesser of (i) more than 50 percent of the outstanding shares of a Fund, or (ii) 67 percent or more of the shares present at the Meeting, if more than 50 percent of the outstanding shares are present at the Meeting in person or by proxy.

How does my Fund's Board recommend that I vote on this Proposal?

After careful consideration, the Board of Trustees of the U. S. Global Accolade Funds recommends that you vote FOR the approval of the Subadvisory Agreements.

PROPOSAL 5

APPROVAL OF CONCENTRATION POLICY
(Eastern European Fund)

What is the proposed concentration policy of the Fund?

The proposed policy will permit the Fund to invest more than 25% of its assets in securities of companies involved in oil, gas, or banking. More specifically, the concentration policy will read as follows: The Eastern European Fund may not invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), except that the Eastern European Fund will invest more than 25% of its assets in securities of companies involved in oil, gas, or banking.

Why am I being asked to approve a new concentration policy for the Fund?

The Fund's current concentration policy prohibits it from investing more than 25% of its assets in a particular industry. In Eastern Europe, though, companies involved in oil, gas, and banking play a significant role in the markets. More specifically, oil and gas companies are a large part of the Russian economy and banks typically are a significant component of emerging market economies, such as those in Russia and other Eastern European countries. By permitting the Fund to concentrate its investments in these companies, the Fund will be in a position to take full advantage of available investment opportunities in oil, gas, and banking.

Be aware, though, that the risk of concentrating investments in this group of industries will make the Fund more susceptible to the risks associated with these industries than a fund that does not concentrate its investments in these industries and could make the Fund's performance more volatile. More specifically, to the extent the Fund's investments are concentrated in the oil and gas industry, the Fund would be particularly vulnerable to factors affecting the industry, such as increased governmental regulation of the environment. Increased environmental regulations may, among other things, increase compliance costs and affect business opportunities for companies in which the Fund invests. The Fund also would be affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand. To the extent that the Fund's investments are concentrated in companies operating in the banking sector, the Fund is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting banking companies. The prices of the securities of banking companies also may fluctuate widely due to general economic conditions that could create exposure to credit losses.

What percentage of shareholders' votes is required to approve this Proposal?

Approval of this Proposal will require a "FOR" vote by a "majority of the outstanding voting securities," as provided in the 1940 Act, which means that a "FOR" vote is required of the lesser of (i) more than 50 percent of the outstanding shares of the Fund, or (ii) 67 percent or more of the shares present at the Meeting, if more than 50 percent of the outstanding shares are present at the Meeting in person or by proxy.

How does my Fund's Board recommend that I vote on this Proposal?

After careful consideration, the Board of Trustees of the U. S. Global Accolade Funds recommends that you vote FOR the approval of the concentration policy.

ADDITIONAL INFORMATION

Information About Voting and the Special Shareholder Meeting

General. This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the U.S. Global Family of Funds for use at the Meeting of the Funds. The Meeting will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on September 23, 2008 at 3 p.m. Central time. The Notice of the Special Meeting of Shareholders, the Proxy Statement, and the enclosed form of proxy or voting instruction form are being mailed to shareholders on or about August 11, 2008.

Only shareholders of record of each Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each share is entitled to one vote, with fractional shares voting proportionally.

As of the Record Date, each Fund had the following shares outstanding:

Fund	Number of Shares
U.S. Global Accolade Funds
Eastern European Fund	85,785,696
Global Emerging Markets Fund	2,613,121
Global MegaTrends Fund	4,424,430
Holmes Growth Fund	2,676,630
U.S. Global Investors Funds
All American Equity Fund	963,114
China Region Opportunity Fund	8,550,230
Gold and Precious Metals Fund	15,573,737
Global Resources Fund	96,460,926
Near-Term Tax Free Fund	6,470,480
Tax Free Fund	1,546,499
U.S. Government Securities Savings Fund	436,141,695
U.S. Treasury Securities Cash Fund	110,942,331
World Precious Minerals Fund	36,742,397

As of June 30, 2008, the officers and Trustees of U.S. Global Accolade Funds, as a group, owned less than 1% of the outstanding shares of each series of the U.S. Global Accolade Funds. As of June 30, 2008, the officers and Trustees of U.S. Global Investors Funds, as a group, owned less than 1% of the outstanding shares of each series of the U.S. Global Investors Funds. The U.S. Global Family of Funds is aware of the following persons owning of record, or beneficially, more than 5% of the outstanding shares of any Fund as of June 30, 2008.

FUND	SHAREHOLDERS	PERCENTAGE OWNED
All American Equity Fund	Customers of Charles Schwab & Co.(1)	5.43%
	Customers of National Financial Services Corp.(2)	5.38%
China Region Fund	Customers of Charles Schwab & Co.(1)	15.40%
	Customers of National Financial Services Corp.(2)	15.22%
	Customers of Ameritrade Inc.(3)	7.21%
Eastern European Fund	Customers of Charles Schwab & Company, Inc.(1)	36.44%
	Customers of National Financial Services Corp.(2)	29.11%
	Customers of Ameritrade Inc.(3)	7.04%
Global Emerging	Customers of Charles Schwab & Company, Inc.(1)	16.06%
Markets Fund	Customers of National Financial Services Corp.(2)	13.59%
	Customers of Ameritrade Inc.(3)	5.81%
Global MegaTrends Fund	Customers of Charles Schwab & Company, Inc.(1)	34.52%
	Customers of National Financial Services Corp.(4)	8.17%
Global Resources Fund	Customers of Charles Schwab & Co.(1)	33.38%
	Customers of National Financial Services Corp.(2)	25.81%
	Customers of Ameritrade Inc.(3)	8.05%
Gold and Precious	Customers of Charles Schwab & Co.(1)	20.27%
Metals Funds	Customers of National Financial Services Corp.(2)	16.84%
Holmes Growth Fund	Customers of Charles Schwab & Company, Inc.(1)	6.58%
	Customers of National Financial Services Corp.(2)	5.01%
Near-Term Tax Free Fund	U.S. Global Investors, Inc. 7900 Callaghan Road, San Antonio, TX 78229	10.82%
	Jean Rogers-Winchell 23 Auburn Place, San Antonio, TX 78209	6.88%
Tax Free Fund	Frata LLC 38 Arnold Palmer, San Antonio, TX 78257	13.34%
	U.S. Global Investors, Inc. 7900 Callaghan Road, San Antonio, TX 78229	8.76%
	D. Joseph Demis P.O. Box 354, Feura Bush, NY 12067	7.31%
World Precious Minerals	Customers of Charles Schwab & Co.(1)	28.20%
	Customers of National Financial Services Corp.(2)	22.78%
	Customers of Ameritrade Inc.(3)	6.31%

(1)  Charles Schwab & Co., Inc., a broker/dealer located at 101 Montgomery Street, San Francisco, CA 94104-4122, has advised that no individual client owns more than 5% of the fund.

(2)  National Financial Services Corp., a broker/dealer located at Church Street Station, New York, NY 10008-3908, has advised that no individual client owns more than 5% of the fund.

(3)  Ameritrade, Inc., a broker/dealer located at P.O. Box 2226, Omaha, NE 68103-226, has advised that no individual client owns more than 5% of the fund.

(4)  National Financial Services Corp. has advised that an individual client, People's Bank National Association, owns 9.58% of the fund.

FUND	TYPE OF OWNERSHIP
All American Equity Fund	Beneficially
Beneficially
China Region Fund	Beneficially
Beneficially
Beneficially
Eastern European Fund	Beneficially
Beneficially
Beneficially
Global Emerging	Beneficially
Markets Fund	Beneficially
Beneficially
Global MegaTrends Fund	Beneficially
Beneficially
Global Resources Fund	Beneficially
Beneficially
Beneficially
Gold and Precious	Beneficially
Metals Funds	Beneficially
Holmes Growth Fund	Beneficially
Beneficially
Near-Term Tax Free Fund	Record
Record
Tax Free Fund	Record
Record
Record
World Precious Minerals	Beneficially
Beneficially
Beneficially

Investment Adviser. U.S. Global Investors Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the Funds' affairs. The Adviser was organized in 1968 and serves as investment adviser to U.S. Global Investor Funds and U.S. Global Accolade Funds, a family of funds which has approximately $5.4 billion in assets as of June 30, 2008.

Investment Subadviser. Charlemagne Capital (IOM) Limited, 16-18 Ridgeway Street, Douglas, Isle of Mann, United Kingdom, the subadviser of the Eastern European and Global Emerging Markets Funds, is a registered investment adviser, wholly owned by Charlemagne Capital Limited. Founded in 1997, Charlemagne has approximately $5.7 billion in assets under management as of June 30, 2008.

Principal Underwriter. U.S. Global Brokerage Inc., 7900 Callaghan Road, San Antonio, Texas 78229, is the principal underwriter for the Funds and exclusive agent for the distribution of the Funds' shares.

Brokerage Commissions. The table below sets out the aggregate brokerage commissions paid by each series of the U.S. Global Accolade Funds during the fiscal year ended October 31, 2007, and each series of the U.S. Global Investors Funds during the fiscal year ended June 30, 2008. For the U.S. Global Accolade Funds' fiscal year ended October 31, 2007, and the U.S. Global Investors Funds' fiscal year ended June 30, 2008, no commissions were executed through any affiliated broker of the Funds.

Fund	Aggregate Brokerage Commissions
U.S. Global Accolade Funds
Eastern European Fund	$2,912,357
Global Emerging Markets Fund	215,849
Global MegaTrends Fund	21,547
Holmes Growth Fund	194,642
U.S. Global Investors Funds
All American Equity Fund	130,392
China Region Opportunity Fund	1,110,378
Gold and Precious Metals Fund	481,379
Global Resources Fund	6,397,597
World Precious Minerals Fund	3,211,890

Administrator. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as custodian, fund accountant, and administrator for the U.S. Global Family of Funds.

Expenses. The cost of preparing, printing, and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Funds, will be borne solely by U.S. Global. In addition, U.S. Global intends to pay all of the costs associated with the proposed reorganization, including the legal costs and the internal costs of personnel necessary to plan, prepare, and execute the reorganization. U.S. Global also will pay any incremental Board meeting fees and retirement payments to those Trustees who retire effective upon the consummation of the reorganization. The total costs are estimated to be in excess of $2 million.

Required Vote and Quorum. Approval of Proposals 1, 2, 3, 4, and 5 each require the affirmative vote of a "majority of the outstanding voting securities" of a Fund, provided a quorum is present. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of a Fund.

With respect to U.S. Global Accolade Funds, a quorum to conduct business consists of a majority of the shares of a Fund entitled to vote at a shareholder meeting. With respect to U.S. Global Investors Funds, a quorum to conduct business consists of 30% of the shares of a Fund entitled to vote at a shareholder meeting. Lesser numbers are sufficient for adjournments.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "nonvotes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly. For purposes of all five Proposals, abstentions and broker nonvotes will have the effect of a "no" vote.

Revocation of Proxies and Voting Instructions. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted by submitting a subsequent proxy or by a written revocation received by the Secretary of the Funds at 7900 Callaghan Road, San Antonio, Texas 78229.

Proposals of Shareholders. The Funds do not generally hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Because the Funds do not hold regular shareholders' meetings, the anticipated date of the next shareholders' meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of the Funds should send their written proposals to the Secretary of the Funds at 7900 Callaghan Road, San Antonio, Texas 78229. Proposals must be received in a reasonable time before the Funds begin to print and mail the proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting. The Boards of Trustees are not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Funds.

EACH FUND WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL AND SEMI-ANNUAL REPORT. SHAREHOLDERS CAN REQUEST A COPY BY (1) CALLING 1-800-873-8637 OR (2) WRITING TO THE FUND AT 7900 CALLAGHAN ROAD, SAN ANTONIO, TEXAS 78229 OR COPIES ARE AVAILABLE ONLINE AT WWW.USFUNDS.COM. IF SEVERAL SHAREHOLDERS LIVING AT THE SAME ADDRESS RECEIVE ONLY ONE COPY OF THE PROXY MATERIALS, THEY SHOULD CONTACT THE FUNDS TO REQUEST ADDITIONAL SETS.

Each Fund's Board of Trustees recommends that you vote FOR Proposals 1, 2, and 3, and U.S. Global Accolade Funds' Board of Trustees recommends that you vote FOR Proposals 4 and 5.

Please complete, sign and return the enclosed proxy card (or take advantage of available electronic or telephonic voting procedures) promptly. No postage is required if mailed in the United States.

By order of the Boards,

/s/ Susan B. McGee

Susan B. McGee
Secretary

EXHIBIT A

COMPARISON OF SIGNIFICANT DIFFERENCES BETWEEN THE PROPOSED DELAWARE STATUTORY TRUST AND EXISTING MASSACHUSETTS BUSINESS TRUSTS

The following summary is qualified in its entirety by reference to the Agreement and Declaration of Trust of the proposed Delaware statutory trust and the Master Trust Agreements of U.S. Global Investors Funds and U.S. Global Accolade Funds.

	Delaware Statutory Trust	U.S. Global Investors Funds	U.S. Global Accolade Funds
Designation of Ownership Shares or Interests	The Trust's beneficial interests are designated as "shares" and are without par value. The Trust is permitted to issue an unlimited number of shares. The Trustees may establish one or more separate classes and series.	Same.	Same.

Shareholder Liability and Indemnification	The Delaware Statutory Act provides that, except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, shareholders of statutory trusts will have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.
The Trust's Agreement and Declaration of Trust provides that shareholders of the Trust will not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or on behalf of any series.
The Agreement and Declaration of Trust also provides that if any shareholder is held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder will be entitled, out of the assets of the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability.	The Massachusetts statute does not include an express provision relating to the limitation of liability of the beneficial owners of interests in a Massachusetts business trust. Therefore, the owners could potentially be liable for the obligations of the Massachusetts business trust, notwithstanding an express provision to the contrary in the governing instrument. Shareholders of the Trust are not personally liable for claims arising from any persons extending credit to, contracting with or having any claim against the Trust.
The Trust's Master Agreement does include an express provision providing that shareholders will not be held personally liable for claims arising in connection with persons extending credit to, contracting with or having any claim against the Trust.
		The Trust's Master Agreement provides for the same level of indemnification as the proposed Agreement and Declaration of Trust.	Same.

Delaware Statutory Trust	U.S. Global Investors Funds	U.S. Global Accolade Funds
Liability of Trustees and Indemnification	Limitation of Liability
Subject to the provisions of the Agreement and Declaration of Trust, the Delaware Statutory Trust Act provides that a trustee when acting in such capacity, will not be personally liable to any person other than the statutory trust or a beneficial owner for any act, omission or obligation of the statutory trust or any trustee thereof.
The Trust's Agreement and Declaration of Trust provides that all persons contracting with or having any claim against the Trust or a particular series shall look only to the assets of all series or such particular series, respectively, for payment under such contract or claim; and neither the Trustees nor, when acting in such capacity, any of the Trust's officers, employees or agents, whether past, present or future, will be personally liable for such claim.
Provided that the Trustees have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission, or for neglect or wrongdoing by them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in the Agreement and Declaration of Trust or in the Delaware Statutory Trust Act shall protect any Trustee or officer of the Trust against liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.	While the Trust's Master Agreement provides for similar limitation of liability and indemnification, the Massachusetts statute does not include an express provision limiting the liability of a Trustee or providing for indemnification. Therefore, the trustees of a Massachusetts business trust could be held personally liable for the obligations of the Trust.	Same.

Delaware Statutory Trust	U.S. Global Investors Funds	U.S. Global Accolade Funds
Indemnification
Also subject to the provisions of the Agreement and Declaration of Trust, the Delaware Statutory Trust Act authorizes a Delaware statutory trust to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever.
The Trust's Agreement and Declaration of Trust generally provides that each Trustee will be indemnified to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any such claim, action, suit, or proceeding.

Delaware Statutory Trust	U.S. Global Investors Funds	U.S. Global Accolade Funds
Shareholder Voting Rights and Shareholder Meetings	Voting Powers
The Trust's Agreement and Declaration of Trust provides that shareholders are entitled to vote on the following matters in accordance with the terms included in certain other provisions of the Agreement and Declaration of Trust: (i) the election of trustees, (ii) the removal of trustees, (iii) the adoption or amendment of any investment advisory or management contract, (iv) the amendment of the Trust's Agreement and Declaration of Trust, (v) any termination of the Trust, and (vi) any other matters required by law.
Meetings and Notice
Special Meetings of Shareholders of any series or class may be called by the Trustees on the written request of shareholders owning at least 10% of the outstanding shares entitled to vote of such series or class. Shareholders will be entitled to at least 15 days' notice of any meeting.
Quorum and Required Vote
The Agreement and Declaration of Trust provides that a quorum to conduct business at a shareholder meeting consists of one-third of shares entitled to vote in person or by proxy. A lesser number is sufficient for adjournments. Except where a larger vote is required by law or by another provision in the Agreement and Declaration of Trust, a majority of the shares voted in person or by proxy at a meeting will decide any questions and a plurality will elect a Trustee.	Voting Powers
The Trust's Master Agreement provides that shareholders are entitled to vote on the following matters in accordance with the terms included in certain other provisions of the Master Trust Agreement: (i) the election or removal of Trustees, (ii) the adoption of amendment of any contract requiring shareholder approval pursuant to the 1940 Act, (iii) the reorganization of the Trust or a series thereof, (iv) the amendment of the Trust's Master Agreement, (v) whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust, any series thereof or the shareholders, and (vi) any other matters required by law.
Meetings and Notice
Special Meetings of Shareholders may be called by the Trustees for the purpose of voting upon the removal of a Trustee on the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Shareholders will be entitled to at least 7 days' notice of any meeting.
Quorum and Required Vote The U.S. Global Investors Funds Master Trust Agreement also provides that 30% of the shares entitled to vote will constitute quorum, and that any lesser number will be sufficient for adjournments. A majority of the voted at a meeting of which quorum is present will decide any questions and a plurality will elect a Trustee except when a different vote is required by law.	Voting Powers
Same.
Meetings and Notice
Same.
Quorum and Required Vote
Unlike the other two trust instruments, the U.S. Global Accolade Funds Master Trust Agreement provides that a quorum consists of a majority of shares entitled to vote. A majority of the voted at a meeting of which quorum is present will decide any questions and a plurality will elect a Trustee except when a different vote is required by law.

	Delaware Statutory Trust	U.S. Global Investors Funds	U.S. Global Accolade Funds
Removal of Trustees	The Trust's Agreement and Declaration of Trust provides that any Trustee may be removed at any time by a vote of at least two-thirds of the number of Trustees prior to such removal.	The Trust's Master Agreement includes a similar provision, but also provides that a Trustee may be removed by (i) vote of shareholders holding not less than two-thirds of the outstanding shares, cast in person or by proxy at any meeting called for the purpose, or (ii) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares and filed with the Trust's Custodian.	Same.

Rights of Inspection	The Agreement and Declaration of Trust does not include a specific provision concerning shareholders' right to inspect the Trust's records. However, the Delaware Statutory Trust Act provides that, except to the extent otherwise provided in the statutory trust's governing instrument, each beneficial owner of a statutory trust has the right, subject to reasonable standards as may be established by the trustees, to obtain from the trust from time to time upon reasonable demand for any purpose reasonably related to the beneficial owner's interest.	The Trust's Master Agreement expressly provides that the records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.	Same.

	Delaware Statutory Trust	U.S. Global Investors Funds	U.S. Global Accolade Funds
Liquidation or Termination/ Dissolution	The Trust's Agreement and Declaration of Trust provides that a majority of the Trustees may (i) sell or convey substantially all of the assets of the Trust or a series of the Trust to another trust, partnership, association or corporation, or to a separate series of the Trust, so long as such entity is an open-end management investment company as defined by the 1940 Act, or (ii) sell and convert all of the assets of the Trust or a series of the Trust into cash without shareholder approval if they determine that the continuation of the Trust or series is not in the best interests of the Trust, the series, or their respective shareholders.	The Trust's Master Agreement also provides that a majority of the Trustees may authorize the liquidation or dissolution of the Trust or any series thereof without shareholder approval.	Same.

Reorganization/ Combination Transactions	The new Delaware statutory trust's Agreement and Declaration of Trust will provide the Trustees with the authority to merge, consolidate, or reorganize the Trust or a series thereof with or into another entity without shareholder approval so long as the surviving entity is an open end management investment company as defined by the 1940 Act. The Trustees will also be required to provide written notice to all affected shareholders of such merger, consolidation or reorganization.	In contrast, the Trust's Master Trust Agreement currently requires that certain consolidations or mergers of the Trust or a series thereof must be approved by the affirmative vote of the holders of a majority of the outstanding voting shares of the Trust or affected series.	Same.

	Delaware Statutory Trust	U.S. Global Investors Funds	U.S. Global Accolade Funds
Amendment of Governing Documents	The Agreement and Declaration of Trust provides that the Trustees may amend or otherwise supplement the Agreement and Declaration of Trust without shareholder approval, except for (i) any amendment that would affect their right to vote, (ii) any amendment that would alter the Trustees' ability to amend the Agreement and Declaration of Trust, (iii) any amendment required to be approved by shareholders by applicable securities laws, and (iv) any amendment that the Trustees submit to the shareholders.	The Trust's Master Agreement provides that it may be amended at any time by an instrument in writing signed by a majority of the then Trustees, so long as the amendment (i) does not adversely affect the rights of shareholders, (ii) is not in contravention of any applicable law, (iii) does not repeal the limitations on personal liability of any shareholder or Trustee, or (iv) does not repeal the prohibition on assessment upon the shareholders, all of which require the express consent of each shareholder and trustee involved.	Same.

Derivative Actions	The Delaware Statutory Trust Act provides that beneficial owners of a statutory trust may bring a derivative action if the trustees have refused to do so or if an effort to cause those trustees to bring an action is not likely to succeed. A shareholder may bring a derivative action under the Act only if the shareholder is a shareholder at the time the action is brought and: (i) at the time of the transaction of which the plaintiff complains; or (ii) plaintiff's status as a beneficial owner had devolved upon plaintiff by operation of law or pursuant to the terms of the governing instrument of the statutory trust from a person who was a beneficial owner at the time of the transaction. The Act further provides that the trust's governing instrument may provide for additional standards and/or restrictions on a shareholder's ability to bring a derivative action.	The Trust's Master Agreement does not include a specific provision concerning the ability of shareholders to bring derivative actions nor does the Massachusetts statute.	Same.

Delaware Statutory Trust	U.S. Global Investors Funds	U.S. Global Accolade Funds
The Trust's Agreement and Declaration of Trust provides for the additional conditions: (i) shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the Outstanding Shares of the Trust, or 10% of the Outstanding Shares of the Series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

EXHIBIT B

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of [Date to be Inserted, 2008], among U.S. Global Investors Funds, a Delaware statutory trust (the "Trust"), on behalf of the China Region Fund, All American Equity Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Eastern European Fund, Global Emerging Markets Fund, Holmes Growth Fund, Global MegaTrends Fund, Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Savings Fund, and U.S. Treasury Securities Cash Fund, each a segregated portfolio of assets ("series") thereof (each a "New Fund" and collectively, the "New Funds"); U.S. Global Investors Funds, a Massachusetts business trust (the "Investors Funds Trust"), on behalf of the China Region Opportunity Fund, All American Equity Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Savings Fund, and U.S. Treasury Securities Cash Fund, each a series thereof (each a "Predecessor Fund" and collectively, the "Investors Funds"); U.S. Global Accolade Funds, a Massachusetts business trust (the "Accolade Funds Trust"), on behalf of the Eastern European Fund, Global Emerging Markets Fund, Holmes Growth Fund, and Global MegaTrends Fund (each a "Predecessor Fund" and collectively, the "Accolade Funds" and, together with the Investors Funds, the "Predecessor Funds"); and U.S. Global Investors, Inc. ("USGI"), investment adviser to the Funds (for purposes of Sections 6 and 8 only). Each New Fund and Predecessor Fund is sometimes referred to herein as a "Fund," and each trust is sometimes referred to herein as an "Investment Company." All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by the New Funds are made and shall be taken or undertaken by the Trust on its behalf, and all rights and benefits created hereunder in favor of the New Funds shall inure to, and shall be enforceable by, the Trust on its behalf.

Each Investment Company desires to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will involve the change of each Predecessor Fund's identity, form and place of organization—by converting from a Predecessor Fund to a series of the Trust—by (1) transferring all of its assets to its corresponding New Fund (each of which is being established solely for the purpose of acquiring such assets and continuing the Predecessor Fund's business) in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all of the Predecessor Fund's liabilities, (2) distributing such shares of the New Fund pro rata to the Predecessor Fund's shareholders in exchange for their shares of beneficial interest in the Predecessor Fund and in complete liquidation thereof, and (3) terminating the Predecessor Fund

(all the foregoing transactions being referred to herein collectively as the "Reorganization"), all on the terms and conditions set forth herein.

Each Investment Company's Board of Trustees (each, a "Board"), including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of the respective Funds and that the interests of the existing shareholders of the respective Funds will not be diluted as a result of the Reorganization.

The Predecessor Funds offer a single class of voting shares of beneficial interest ("Predecessor Fund Shares"). The New Funds will also offer a single class of voting shares of beneficial interest ("New Fund Shares"). The rights, powers, privileges, and obligations of the New Fund Shares will be substantially identical to those of the Predecessor Fund Shares.

In consideration of the mutual promises contained herein, each Investment Company agrees, on behalf of its respective Funds, as follows:

1.  PLAN OF REORGANIZATION

1.1  Subject to the requisite approval of each of the Predecessor Fund's shareholders and the terms and conditions set forth herein, each Predecessor Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to the corresponding New Fund. In exchange therefore, each New Fund shall—

(a)  issue and deliver to the Predecessor Fund the number of full and fractional New Fund Shares equal to the number of full and fractional Predecessor Fund Shares then outstanding (all references herein to "fractional" shares meaning fractions rounded to the third decimal place), and

(b)  assume all of the Predecessor Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2  The Assets shall consist of all assets and property—including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on each Predecessor Fund's books—a Predecessor Fund owns at the Effective Time (as defined in paragraph 2.1).

1.3  The Liabilities shall consist of all of a Predecessor Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Without limiting the generality of the foregoing, the Liabilities shall include a Predecessor Fund's obligations to USGI pursuant to an expense limitation agreement under which USGI is entitled to the reimbursement of certain fees waived or expenses reimbursed by USGI to a Predecessor Fund during the five (5) years prior to the Effective Time and shall include the Investors Funds Trust's or the Accolade Funds Trust's obligation to any independent trustee pursuant to a retirement agreement under which the independent trustee is entitled to a one-time cash payment.

1.4  At or immediately before the Closing, each New Fund shall redeem the Initial Share (as defined in paragraph 5.6) for $10.00. At the Effective Time (or as soon thereafter as is reasonably practicable), each Predecessor Fund shall distribute the corresponding New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "Shareholder"), in proportion to their Predecessor Fund Shares then held of record and in exchange for their Predecessor Fund Shares, and will completely liquidate. That distribution shall be accomplished by Trust's transfer agent's opening accounts on each New Fund's shareholder records in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Predecessor Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Predecessor Fund Shares, including any represented by certificates, shall simultaneously be canceled on each Predecessor Fund's shareholder records. The New Funds shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, each Predecessor Fund shall be dissolved, liquidated, and terminated, and any further actions shall be taken in connection therewith as required by applicable law.

1.6  Any reporting responsibility of a Predecessor Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7  Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on a Predecessor Fund's shareholder records of the Predecessor Fund Shares actually or constructively exchanged therefore shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.  CLOSING AND EFFECTIVE TIME

2.1  The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Investment Companies' offices on [Date to be Inserted, 2008], or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the date thereof ("Effective Time").

2.2  Each Predecessor Fund shall direct the custodian for its assets ("Custodian") to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to each corresponding New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of a Predecessor Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Predecessor Fund as of the Effective Time for each corresponding New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by each Predecessor Fund shall be delivered by wire transfer of federal funds at the Effective Time.

2.3  Each of the Investors Funds Trust and Accolade Funds Trust shall deliver to the Trust at the Closing a certificate of an authorized officer setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on each Predecessor Fund's books immediately before the Effective Time.

2.4  Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.  REPRESENTATIONS AND WARRANTIES

3.1  Each of the Investors Funds Trust and Accolade Funds Trust, on each respective Predecessor Fund's behalf, represents and warrants to the Trust, on each New Fund's behalf, as follows:

(a)  The Investors Funds Trust and the Accolade Funds Trust are each business trusts that are duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts; and their Second Amended and Restated Master Agreements ("Master Agreements") are on file with the Commonwealth's Corporations Division;

(b)  The Investors Funds Trust and the Accolade Funds Trust are each duly registered as open-end management investment companies under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

(c)  At the Effective Time, the Investors Funds Trust and the Accolade Funds Trust, on each respective Predecessor Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on each New Fund's behalf, will acquire good and marketable title thereto;

(d)  Each Predecessor Fund is not engaged currently, and the Investors Funds Trust's and the Accolade Funds Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the respective Master Agreements or their By-Laws (collectively, "Company Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Investors Funds Trust or the Accolade Funds Trust, on the respective Predecessor Funds' behalf, are a party or by which they are bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Investors Funds Trust or the Accolade Funds Trust, on the respective Predecessor Funds' behalf, is a party or by which it is bound;

(e)  All material contracts and other commitments of each Predecessor Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of the Predecessor Fund thereunder will be made, at or before the Effective Time, without either the Predecessor Funds or the corresponding New Funds incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Predecessor Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(f)  No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Investors Funds Trust or the Accolade Funds Trust with respect to a respective Predecessor Fund or any of a Predecessor Fund's properties or Assets that, if adversely determined, would materially and adversely affect a Predecessor Fund's financial condition or the conduct of a

Predecessor Fund's business; and the Investors Funds Trust and the Accolade Funds Trust, on the respective Predecessor Funds' behalf, know of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)  Each Investors Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments at and for the year ended on June 30, 2007, and each Accolade Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments at and for the year ended on October 31, 2007 have been audited by KPMG LLP (the "Auditor"), an independent registered public accounting firm, and present fairly, in all material respects, each Predecessor Fund's financial condition as of such respective dates in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to the Predecessor Funds' management's best knowledge and belief, there are no known contingent liabilities, debts, obligations, or duties of a Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

(h)  Since June 30, 2007 and October 31, 2007 with respect to the Investors Funds and Accolade Funds, respectively, there has not been any material adverse change in a Predecessor Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by a Predecessor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Predecessor Fund Share due to declines in market values of securities a Predecessor Fund holds, the discharge of Predecessor Fund liabilities, or the redemption of Predecessor Fund Shares by its shareholders shall not constitute a material adverse change;

(i)  At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of each Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of each Predecessor Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)  For each taxable year of its operation, each Predecessor Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company

("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time each of Investors Funds Trust's or Accolade Funds Trust's Board, as applicable, approved the transactions contemplated by this Agreement through the Effective Time, each Predecessor Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing; and each Predecessor Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(k)  All issued and outstanding Predecessor Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by a Predecessor Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended ("1933 Act"), and state securities laws; all issued and outstanding Predecessor Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in each Predecessor Fund's transfer agent's records, as provided in paragraph 2.3; and each Predecessor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Predecessor Fund Shares, nor is there outstanding any security convertible into any Predecessor Fund Shares;

(l)  Each Predecessor Fund's current prospectus and statement of additional information, and each prospectus and statement of additional information including the Predecessor Fund used at all times prior to the date hereof (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or at the Effective Time do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m)  The Proxy Statement (as defined in paragraph 4.5) (other than written information Trust provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(n)  The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

3.2  The Trust, on the New Funds' behalf, represents and warrants to the Investors Funds Trust and the Accolade Funds Trust, on the respective Predecessor Funds' behalf, as follows:

(a)  The Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

(b)  The Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

(c)  Before the Effective Time, each New Fund will be a duly established and designated series of Trust;

(d)  The New Funds have were formed for the purpose of effecting the Reorganization, have not commenced operations or engaged in any business prior to Closing and will not commence operation or engage in any business until after the Closing;

(e)  Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by a New Fund, except the Initial Share;

(f)  No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(g)  Each New Fund is not engaged currently, and the Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Trust's Trust Instrument or By-Laws (collectively, "Trust Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on the New Funds' behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Trust, on the New Funds' behalf, is a party or by which it is bound;

(h)  No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust with respect to a New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust, on the New Funds' behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)  Each New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

(j)  The New Fund Shares to be issued and delivered to each Predecessor Fund, for the Shareholders' accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the Trust;

(k)  The Proxy Statement (only with respect to written information the Trust provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(l)  The Trust's Trust Instrument permits the Trust to vary its shareholders' investment; and the Trust does not have a fixed pool of assets—each series thereof (including the New Funds after they commence operations) is (will be) a managed portfolio of securities, and its investment advisers (including USGI) have the authority to buy and sell securities for it.

3.3  The Trust, on the New Funds' behalf, and the Investors Funds Trust and the Accolade Funds Trust, on the respective Predecessor Funds' behalf, each represents and warrants to the other Investment Company, as follows:

(a)  No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time; and

(b)  The net asset value of the New Fund Shares each Shareholder receives will be equal to the net asset value of its Predecessor Fund Shares it actually or constructively surrenders in exchange therefore.

4.  COVENANTS

4.1  The Investors Funds Trust and the Accolade Funds Trust covenant to call a meeting of each respective Predecessor Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("Shareholders Meeting").

4.2  The Investors Funds Trust and the Accolade Funds Trust, on the respective Predecessor Funds' behalf, covenant that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

4.3  The Investors Funds Trust and the Accolade Funds Trust covenant that each will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of Predecessor Fund Shares.

4.4  The Investors Funds Trust and the Accolade Funds Trust covenant that each will turn over each respective Predecessor Fund's books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Trust at the Closing.

4.5  Each Investment Company covenants to cooperate in preparing, in compliance with applicable federal securities laws, a proxy statement relating to the Reorganization to be furnished in connection with the Investors Funds Trust's and the Accolade Funds Trust's Boards' solicitation of proxies for use at the Shareholders Meeting (collectively, "Proxy Statement").

4.6  Each Investment Company covenants that it will, from time to time, as and when requested by an other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, as applicable (a) each New Fund, title to and possession of all the Assets, and (b) each Predecessor Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.7  The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

4.8  Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

4.9  On or before the Effective Time, each Predecessor Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Predecessor Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Effective Time, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Effective Time.

4.10  It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust, the Investors Funds Trust, the Accolade Funds Trust, the Predecessor Funds nor the New Funds shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP ("Morgan Lewis") to render the tax opinion contemplated in the Agreement.

5.  CONDITIONS PRECEDENT

Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Companies of all their obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Companies contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

5.1  All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either the Predecessor Funds' or the New Funds' assets or properties;

5.2  At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

5.3  The Investors Funds Trust and the Accolade Funds Trust shall have received an opinion of Vedder Price P.C. ("Vedder Price") substantially to the effect that:

(a)  Each New Fund is a duly established series of the Trust, a trust that is validly existing as a statutory trust under the laws of the State of Delaware;

(b)  This Agreement has been duly authorized, executed and delivered by the Trust;

(c)  The New Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

(d)  The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Trust Governing Documents;

(e)  To Vedder Price's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust, on the New Funds' behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

(f)  The Trust is registered with the Commission as an investment company, and to Vedder Price's knowledge, is not subject to any stop order; and

(g)  To Vedder Price's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against the Trust (with respect to the New Funds) or any of its properties or assets attributable or allocable to a New Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Vedder Price need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to the Trust or a New Fund, and may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than the Trust have been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Vedder Price who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;

5.4  The Trust shall have received an opinion of Vedder Price substantially to the effect that:

(a)  Each Investors Fund is a duly established series of the Investors Funds Trust, a business trust that is validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

(b)  This Agreement has been duly authorized executed and delivered by the Investors Funds Trust;

(c)  The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Investors Funds Trust's Governing Documents;

(d)  To Vedder Price's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Investors Funds Trust, on the Investors Funds' behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

(e)  The Investors Funds Trust is registered with the Commission as an investment company, and to Vedder Price's knowledge, is not subject to any stop order; and

(f)  To Vedder Price's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against the Investors Funds Trust (with respect to the Investors Funds) or any of its properties or assets attributable or allocable to the Investors Funds that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Vedder Price need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to the Investors Funds, and may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than the Investors Funds Trust have been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Vedder Price who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;

5.5  The Trust shall have received an opinion of Vedder Price substantially to the effect that:

(a)  Each Accolade Fund is a duly established series of the Accolade Funds Trust, a business trust that is validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

(b)  This Agreement has been authorized, executed and delivered by the Accolade Funds Trust;

(c)  The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Accolade Funds Trust's Governing Documents;

(d)  To Vedder Price's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Accolade Funds Trust, on the Accolade Funds' behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

(e)  The Accolade Funds Trust is registered with the Commission as an investment company, and to Vedder Price's knowledge, is not subject to any stop order; and

(f)  To Vedder Price's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against the Accolade Funds Trust (with respect to the Accolade Funds) or any of its properties or assets attributable or allocable to the Accolade Funds that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Vedder Price need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to the Accolade Funds, and may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than the Accolade Funds Trust have been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Vedder Price who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;

5.6  The Investment Companies shall have received an opinion of Morgan Lewis as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Morgan Lewis may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Morgan Lewis may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Predecessor Funds and the New Funds will each be a party to a reorganization within the meaning of Section 368(b) of the Code;

(b)  No gain or loss will be recognized by a Predecessor Fund upon the transfer of all of its assets to the corresponding New Fund in exchange solely for the New Fund Shares and the assumption by the New Fund of the Predecessor Fund's liabilities or upon the distribution of New Fund Shares to the Predecessor Fund's shareholders in exchange for their shares of the Predecessor Fund;

(c)  No gain or loss will be recognized by a New Fund upon its receipt of all of the assets of the corresponding Predecessor Fund in exchange solely for New Fund Shares and the assumption by the New Fund of the liabilities of the Predecessor Fund;

(d)  The adjusted tax basis of the assets of a Predecessor Fund received by the corresponding New Fund will be the same as the adjusted tax basis of such assets to the Predecessor Fund immediately prior to the Reorganization;

(e)  The holding period of the assets of a Predecessor Funds received by the corresponding New Fund will include the holding period of those assets in the hands of the Predecessor Fund immediately prior to the Reorganization;

(f)  No gain or loss will be recognized by the shareholders of a Predecessor Fund upon the exchange of its Predecessor Fund Shares for New Fund Shares (including fractional shares to which they may be entitled) and the assumption by the corresponding New Fund of the liabilities of the Predecessor Fund;

(g)  The aggregate adjusted tax basis of New Fund Shares received by the shareholders of a corresponding Predecessor Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of Predecessor Fund Shares held by the Predecessor Fund's shareholders immediately prior to the Reorganization;

(h)  The holding period of New Fund Shares received by the shareholders of the corresponding Predecessor Fund (including fractional shares to which they may be entitled) will include the holding period of Predecessor Fund Shares surrendered in exchange therefore, provided that Predecessor Fund Shares were held as a capital asset as of the Closing Date; and

(i)  For purposes of section 381 of the Code, each New Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the corresponding Predecessor Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

No opinion will be expressed as to the effect of the Reorganization on (i) the Predecessor Funds or the New Funds with respect to any Asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Predecessor Fund or New Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Morgan Lewis may reasonably request, and each Predecessor Fund and New Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein;

5.7  Before the Closing, Trust's Board shall have authorized the issuance of, and each New Fund shall have issued, one New Fund Share ("Initial Share") to U.S. Global Brokerage, Inc., the Trust's distributor ("Distributor"), or an affiliate thereof ("sole shareholder") in consideration of the payment of $10.00 to take whatever action it may be required to take as each New Fund's sole shareholder pursuant to paragraph 5.8;

5.8  The Trust (on behalf of and with respect to each New Fund) shall have entered into, or adopted, as appropriate, an investment advisory contract and other agreements and plans necessary for each New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by each New Fund's sole shareholder;

5.9  At any time before the Closing, any Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.6, 5.7, and 5.8) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5.10  The Trust, on behalf of the New Funds, shall have entered into an expense cap agreement with the Adviser limiting the expenses of each New Fund, excluding extraordinary expenses, taxes, brokerage and interest, for a one-year period ending [Date to be Inserted, 2009], as follows:

Fund	Expense Cap
China Region Fund	2.00%
All American Equity Fund	1.75%
Gold and Precious Metals Fund	1.50%
World Precious Minerals Fund	1.50%
Global Resources Fund	1.50%
Eastern European Fund	2.25%
Global Emerging Markets Fund	2.50%
Holmes Growth Fund	1.75%
Global MegaTrends Fund	1.85%
Tax Free Fund	0.70%
Near-Term Tax Free Fund	0.45%
U.S. Government Securities Savings Fund	0.45%
U.S. Treasury Securities Cash Fund	1.00%

5.11  The insurance carriers for the Investors Funds Trust and the Accolade Funds Trust agree to provide continued coverage for the Trust in amounts providing the same aggregate coverage as in effect on the date of this Agreement.

5.12  This Agreement and the transactions contemplated herein, with respect to the Predecessor Funds, shall have been approved by the requisite vote of the Shareholders in accordance with the provisions of the Governing Documents of the Investors Funds Trust and the Accolade Funds Trust, as applicable, Massachusetts law and the 1940 Act.

6.  EXPENSES

All fees and expenses incurred directly in connection with the Reorganization and the transactions contemplated by this Agreement will be borne by USGI, including proxy preparation, printing, mailing and solicitation expenses; counsel fees; any incremental Board Meeting fees and retirement payments pursuant to a retirement agreement.

7.  ENTIRE AGREEMENT; NO SURVIVAL

No Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement among the Investment Companies and USGI. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.  TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1  By any Investment Company (a) in the event of any other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [Date to be Inserted, 2008], or such other date as to which the Investment Companies agree; or

8.2  By the Investment Companies' mutual agreement; or

8.3  By either Investment Company by written notice to the other parties following a determination by the terminating party's Board of Trustees that the consummation of the Reorganization is not in the best interest of its Funds.

8.4  By USGI by written notice to the other parties following a determination by it that the consummation of the Reorganization is not in its best interests.

In the event of a termination under paragraphs 8.1(c), 8.2, 8.3 or 8.4, this Agreement shall become void and there shall be no liability hereunder on the part of any party (except for USGI as provided in Section 6), or their respective Directors or Trustees, officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

9.  AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding a Predecessor Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.  SEVERABILITY

Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.  MISCELLANEOUS

11.1  This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2  Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3  Notice is hereby given that this instrument is executed and delivered on behalf of the Trust's trustees and the Investors Funds Trust's and the Accolade Funds Trust's trustees, solely in their capacities as trustees and not individually. Each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series thereof other than the respective Predecessor Funds and the New Funds, but are only binding on and enforceable against each Predecessor Fund's or each New Fund's property, respectively. Each Investment Company, in asserting any rights or claims under this Agreement shall look only to its own property in settlement of such rights or claims and not to the property of any other series thereof other than its Predecessor Fund or New Fund, as applicable, or to such trustees, officers, or shareholders.

11.4  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other parties. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

U.S. GLOBAL INVESTORS FUNDS, on behalf of each of its series

By:
Frank E. Holmes
President and Chief Executive Officer

U.S. GLOBAL ACCOLADE FUNDS, on behalf of each of its series

By:
Frank E. Holmes
President and Chief Executive Officer

U.S. GLOBAL INVESTORS FUNDS (NEW TRUST), on behalf of each of its series

By:
Frank E. Holmes
President and Chief Executive Officer

U.S. GLOBAL INVESTORS, INC.
(For Purposes of Sections 6 and 8 Only)

By:
Susan B. McGee
President and General Counsel

EXHIBIT C

U.S. GLOBAL INVESTORS FUNDS
DISTRIBUTION PLAN PURSUANT TO RULE 12b-1

Adopted ________ __, 2008

WHEREAS, U.S. GLOBAL INVESTORS FUNDS, a statutory trust organized under the laws of the State of Delaware (the "Trust") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act").

WHEREAS, the Trust employs U.S. Global Brokerage, Inc. (the "Distributor") as distributor of the securities of which it is the issuer.

WHEREAS, the Trust operates as a "series company" within the meaning of Rule 18f-2 under the Act and is authorized to issue shares of beneficial interest in various series, which are listed on Schedule A hereto (collectively the "Funds"), which Schedule may be amended to add or remove series.

WHEREAS, the Trust and the Distributor have entered into a Distribution Agreement pursuant to which the Trust has employed the Distributor in such capacity during the continuous offering of shares of the Funds;

WHEREAS, the Trustees, including the Trustees who are not interested persons of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan and any agreements relating to it (the "Independent Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit each Fund and its shareholders, have approved the Plan by votes cast in person at a meeting called for the purpose of voting on this Plan and agreements related thereto.

NOW, THEREFORE, the Trust hereby adopts on behalf of the Funds, and the Distributor hereby agrees to the terms of the Plan, in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

1.  SERVICES. The Trust has entered into a Distribution Agreement on behalf of the Funds with the Distributor, under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of each Fund's shares of beneficial interest (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Funds and reports to recipients other than the existing shareholders of the Funds; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of Shares or who engage in shareholder support services ("Investment Professionals"); and (6) providing training, marketing and support to such dealers with respect to the sale of Shares.

2.  DISTRIBUTION FEES. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Distribution Agreement and Paragraph 1 hereof, all with respect to the Funds set forth on Schedule A hereto, each Fund shall pay to the Distributor a fee at the annual rate of 0.25% of the average daily net assets of each Fund. Such fee shall be calculated and accrued daily and paid monthly or at such intervals as the Board of Trustees (the "Board") shall determine, subject to any applicable restriction imposed by rules of the National Association of Securities Dealers, Inc. The Distributor may use all or any portion of the distribution fee received pursuant to the Plan to compensate Investment Professionals who have engaged in the sale of the Funds or in shareholder support services with respect to the Funds pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 1 hereof.

3.  REVENUE SHARING. Each Fund presently pays, and will continue to pay, an advisory fee to U.S. Global Investors, Inc. (the "Adviser") pursuant to an investment advisory agreement between the Trust and the Adviser. It is recognized that the Adviser may use its advisory fee revenue, as well as its past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of the Funds, including the activities referred to in Paragraph 1 hereof. To the extent that the payment of advisory fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.

4.  TERM AND TERMINATION.

(a)  INITIAL TERM. This Plan shall become effective upon the approval by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan.

(b)   CONTINUATION OF THE PLAN. This Plan and any related agreements shall continue in full force and effect for so long as such continuance is specifically approved at least annually by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan.

(c)   TERMINATION OF THE PLAN. This Plan may be terminated with respect to a Fund at any time by vote of a majority of the Trustees, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of such Fund.

5.   AMENDMENTS. This Plan may be amended at any time by the Board, provided that (a) any amendment to materially increase the fee provided for in Paragraph 2 hereof with respect to a Fund shall be effective only upon approval by a vote of a majority of the outstanding voting securities of such Fund and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the Paragraph 4(a) hereof.

6.   QUARTERLY REPORTS. The Distributor shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts accrued and the amounts expended under this Plan, along with the purposes for which such expenditures were made.

7.   RECORDKEEPING. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to Paragraph 6 hereof, for a period of not less than six years from the date of this Plan, the agreements or such report, as the case may be; the first two years in an easily accessible place.

8.   LIMITATION OF LIABILITY. The Distributor is expressly put on notice of the limitation of liability as set forth in the Trust's Agreement and Declaration of Trust, and agrees that the obligations assumed by the Funds pursuant to this Agreement shall be limited in all cases to each Fund and each Fund's respective assets, and the Distributor shall not seek satisfaction of any such obligation from shareholders or any shareholder of the Funds. In addition, the Distributor shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Distributor understands that the rights and obligations of any Fund under the Trust's Agreement and Declaration of Trust are separate and distinct from those of any of and all other Funds.

9.   GOVERNANCE STANDARDS. So long as this plan is in effect, the Board shall satisfy the fund governance standards as defined in Rule 0-1(a)(7) under the Act.

SCHEDULE A

List of Funds

China Region Fund

All American Equity Fund

Gold and Precious Metals Fund

World Precious Minerals Fund

Global Resources Fund

Eastern European Fund

Global Emerging Markets Fund

Holmes Growth Fund

Global MegaTrends Fund

EXHIBIT D

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this ___ day of _____________, 2008 by and between the U.S. Global Investors Funds (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and U.S. Global Investors, Inc. (the "Adviser"), a Texas corporation with its principal place of business in San Antonio, Texas.

W I T N E S S E T H

WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each, a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.  The Adviser's Services.

(a)  Discretionary Investment Advisory Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions (including any purchases or sales arising in connection with rights offerings or other corporate event), as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

(b)  Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management services necessary for the operation of the Funds. The Adviser shall, subject to the supervision of the Board, perform various services for the Funds, including but not limited to: (i) providing the Funds with investment research, advice and supervision; (ii) furnishing continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund; (iii) placing orders for the purchase and sale of portfolio securities for the account of each Fund with brokers or dealers selected by the Adviser; (iv) preparing and submitting reports and meeting materials to the Board; (v) coordinating with the Funds' service providers to assist with the preparation of all general shareholder communications, including shareholder reports; (vi) conducting shareholder relations; and (vii) investigating the development of and developing and implementing, if appropriate, management services designed to enhance the value or convenience of the Funds as an investment vehicle.

(c)  Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it believes are reasonably designed to prevent violation of the Federal Securities Laws. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

(d)  Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the

Trust and will surrender promptly to the Trust any of such records upon the Trust's request.

(e)  Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to a proxy voting agent, subject to the ongoing duty of the Adviser to monitor proxy voting issues and provide any recommendations to the Board on any particular proxy vote consistent with their investment management and fiduciary duties the Adviser. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time.

2.  Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)  Notification of Breach / Compliance Reports. The Adviser shall notify the Trust's Chief Compliance Officer immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law, or (ii) any material breach of any of the Funds' or the Adviser's policies, guidelines or procedures.

(b)  Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds' assets required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)  Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

3.  Brokerage.

(a)  Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for the Funds' account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek, on behalf of the Trust or any Fund, the best overall terms available. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds.

(b)  Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser or for the Adviser's proprietary account, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances, and in a manner that is consistent with the Adviser's policies and procedures.

(c)  Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Trust's current Registration Statement; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

4.  Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

5.  Allocation of Charges and Expenses. The Adviser generally will bear its own costs of providing services hereunder, except that from time to time certain research expenses may be partially borne by portfolio companies or prospective portfolio companies visited by the Adviser. Except for the services to be provided by the Adviser as set forth in Paragraphs 1(a) and 1(b) or as set forth herein, the Trust assumes and shall pay all expenses for all other Trust operations and activities and shall reimburse the Adviser for any such expenses incurred by the Adviser. The expenses of the Trust shall include, without limitation:

(a)  the charges and expenses of any registrar, stock transfer or dividend disbursing agent, custodian, or depository appointed by the Trust for the safekeeping of its cash, portfolio securities and other property;

(b)  the charges and expenses of the Trust's independent auditors;

(c)  brokerage commissions and other costs in connection with transactions in the portfolio securities of the Trust;

(d)  all taxes, including issuance and transfer taxes, and corporate fees payable by the Trust to Federal, state or other governmental agencies;

(e)  the cost of stock certificates (if any) representing shares of the Trust;

(f)  expenses involved in registering and maintaining registrations of the Trust and of its shares with the Commission and various states and other jurisdictions;

(g)  all expenses of shareholders' and Trustees' meetings, including meetings of committees, and of preparing, printing and mailing proxy statements and solicitations of proxies, quarterly reports, semi-annual reports, annual reports and other communications to shareholders;

(h)  all expenses of preparing and setting in type, prospectuses, and expenses of printing and mailing the same to shareholders (but not expenses of printing and mailing of prospectuses and literature used for promotional purposes);

(i)  compensation and travel expenses of Trustees who are not "interested persons" within the meaning of the 1940 Act ("Independent Trustees");

(j)  the expenses of furnishing or causing to be furnished, to each shareholder an account statement, including the expense of mailing such statements;

(k)  charges and expenses of legal counsel in connection with matters relating to the Trust, including, without limitation, legal services rendered by counsel to the Trust's Independent Trustees, or the services of other legal counsel retained by the Trust's Independent Trustees.

(l)  the expenses of attendance at professional meetings of organizations such as the Investment Company Institute, the Mutual Fund Director's Forum, or other similar organizations by officers and Trustees of the Trust, and the membership or association dues of such organizations;

(m)  the cost and expense of maintaining the books and records of the Trust, including general ledger accounting;

(n)  the expense of obtaining and maintaining fidelity bond as required by Section 17(g) of the 1940 Act and the expense of maintaining director's and officer's insurance for the Trust and the Trustees and officers of the Trust;

(o)  interest payable on Trust borrowings;

(p)  postage; and

(q)  such non-recurring or extraordinary expenses as they may arise, including those relating to actions, suits or proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify the Trust's Trustees and officers with respect thereto.

6.  The Name "U.S. Global Investors, Inc.". The Adviser grants to the Trust a license to use the names "U.S. Global Investors, Inc., U.S. Global Investors or U.S. Global" (each a "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (i) submit to Adviser representative samples of any promotional materials using the Name, and (ii) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

7.  Adviser's Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a monthly fee with respect to each Fund as soon as practicable after the last day of each calendar month, determined based on the annual rates described in Schedule A that is attached hereto and made a part hereof.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's Registration Statement. In the event of termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of such Fund for the calendar days during which it is so in effect.

8.  Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

9.  Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined by the 1940 Act and the rules thereunder).

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

10.  Duration and Termination. This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Paragraph 10(b) hereof and unless terminated automatically as set forth in Paragraph 9 hereof or until terminated as follows:

(a)  Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of its Board or by a vote of a majority of the outstanding voting securities of the Fund; or

(b)  This Agreement shall automatically terminate one year from the date of its execution unless its renewal is specifically approved at least annually thereafter, as prescribed by Section 15 of the 1940 Act and the rules thereunder, with respect to a Fund by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder. The requirement that the renewal of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act, the rules and regulations thereunder, and any applicable Commission or Commission staff guidance or interpretation.

11.  Confidentiality. Subject to the duties of the Adviser and the Trust to comply with the applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Funds and the Trust and the actions of the Adviser and the Funds in respect thereof.

12.  Certain Definitions. For the purposes of this Agreement:

(a)  "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)  "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

13.  Relations with the Trust. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

14.  Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

15.  Limitation of Liability. The Adviser is expressly put on notice of the limitation of liability as set forth in the Trust's Agreement and Declaration of Trust, and agrees that the obligations assumed by the Funds pursuant to this Agreement shall be limited in all cases to each Fund and each Fund's respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of the Funds. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Trust's Agreement and Declaration of Trust are separate and distinct from those of any of and all other Funds.

16.  Limitation of Liability of the Adviser and Indemnification. The Adviser shall exercise its best judgment in rendering the services under this

Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or a Fund's shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to a Fund or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement. The Trust shall indemnify and hold harmless the Adviser and its affiliated and controlling persons (as those terms are defined in Section 2(a)(3) of the 1940 Act and Section 15 of the 1933 Act, respectively) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of any error of judgment or mistake of law or for any loss suffered by a Fund or the Funds' shareholders in connection with the matters to which this Agreement relates, provided that the Adviser's actions or omissions do not rise to the level of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under this Agreement. The Adviser shall indemnify and hold harmless the Trust, including the Funds, and its affiliated and controlling persons (as defined above) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement. It is expressly agreed that the obligations of the Adviser hereunder shall not be binding upon any shareholders, nominees, officers, agents or employees of the Adviser personally, but bind only the assets and property of the Adviser, respectively.

17.  Non-Exclusive Services. The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Trust hereunder.

18.  Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without giving effect to the choice of laws provisions thereof. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19.  Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

20.  Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

U.S. Global Investors Funds, on behalf of each Fund listed on Schedule A

By:
Name:
Title:

U.S. Global Investors, Inc.

By:
Name:
Title:

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
dated _________, 2008 between
U.S. Global Investors Funds
and
U.S. Global Investors, Inc.

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a monthly fee, based on the Monthly Average Net Assets (as defined below) of the respective Fund in accordance with the following fee schedule:

Fund	Annual Basic Fee Rate
China Region Fund*	1.25%
All American Equity Fund†*	0.80%
Gold and Precious Metals Fund†*	0.90%
World Precious Minerals Fund†*	1.00%
Global Resources Fund†*	0.95%
Eastern European Fund*	1.25%
Global Emerging Markets Fund*	1.375%
Holmes Growth Fund*	1.00%
Global MegaTrends Fund*	1.00%
Tax Free Fund†	0.75%
Near-Term Tax Free Fund	0.50%
U.S. Government Securities Savings Fund†	0.50%
U.S. Treasury Securities Cash Fund†	0.50%

The "Monthly Average Net Assets" of any Fund of the Trust for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust in accordance with the Declaration of Trust of the Trust, for each calendar day of such month, by (ii) the number of such days.

† The Funds are subject to the following breakpoints:

Fund	Advisory Fee	Assets Under Management
All American Equity Fund	0.80% 0.75%	< $500,000,000 > $500,000,000
Gold and Precious Metals Fund	0.90% 0.85%	< $500,000,000 > $500,000,000
World Precious Minerals Fund	1.00% 0.95% 0.90%	< $500,000,000 $500,000,001-$1,000,000,000 > $1,000,000,000
Global Resources Fund	0.95% 0.90% 0.85%	< $500,000,000 $500,000,001-$1,000,000,000 > $1,000,000,000
Tax Free Fund	0.75% 0.50%	< $250,000,000 > $250,000,000
U.S. Government Securities Savings Fund	0.50% 0.375%	< $250,000,000 > $250,000,000
U.S. Treasury Securities Cash Fund	0.50% 0.375%	< $250,000,000 > $250,000,000

*  The management fee with respect to the China Region Fund, All American Equity Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Eastern European Fund, Global Emerging Markets Fund, Holmes Growth Fund, and Global MegaTrends Fund (the "Funds") is comprised of a basic fee (the "Basic Fee") at the annual rate detailed above of the Fund's average daily net assets and a performance adjustment (the "Performance Adjustment") as discussed below.

A.  Calculating the Performance Adjustment.

The performance adjustment shall be calculated monthly by:

(i)  Determining the difference in performance (the "Performance Difference") between a Fund and its respective underlying index (the "Index"), as described in paragraph B;

(ii)  Using the Performance Difference calculated under paragraph B to determine the performance adjustment ( the "Performance Adjustment"), as illustrated in paragraph D; and

(iii)  Adding the Performance Adjustment to the Basic Fee to determine the management fee for the applicable month.

B.  Computing the Performance Difference.

The Performance Difference is calculated monthly, and is determined by measuring the percentage difference between the performance of one share of a Fund and the performance of the Index over the most recent 12-month period. The performance of one share of the Fund shall be measured by computing the percentage difference, carried to five decimal places, between the net asset value as of the last business day of the period selected for comparison and the net asset value of such share as of the last business day of the prior period, adjusted for dividends or capital gain distributions treated as reinvested immediately. The performance of the Index will be established by measuring the percentage difference, carried to five decimal places, between the beginning and ending values of the Index for the comparison period, with dividends or capital gain distributions on the securities that comprise the Index being treated as reinvested immediately.

C.  Determining the Performance Adjustment.

For a 5.00% in Performance Difference, the Adviser's fee will be adjusted upwards or downwards by 0.25%.

D.  Performance Adjustment Example.

The following example illustrates the application of the Performance Adjustment to the Gold and Precious Metals Fund:

For the rolling 12-month performance period	Fund's investment performance	Index's cumulative change	Fund's performance relative to the Index
January 1	$50.00	100.00
December 31	$57.60	110.20
Absolute change	+$7.60	+$10.20
Actual change	+15.20%	+10.20%	+5.00%

Based on these assumptions, the Gold and Precious Metals Fund calculates the Adviser's management fee rate for the month-ended December 31 as follows:

•  The portion of the annual basic fee rate of 0.90% applicable to that month is multiplied by the Fund's average daily net assets for the month. This results in the dollar amount of the basic fee.

•  The 0.25% rate (adjusted for the number of days in the month) is multiplied by the Fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

•  The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.

E.  Performance Periods. [To Be Completed Following Reorganization]

For the period from [Insert Dates of Initial Period, i.e., April 1, 2008 through February 29, 2009], the Adviser will be paid at the Basic Fee Rate, without regard to any Performance Adjustment. For the month ending [March 30, 2009], the Adviser will begin applying the Performance Adjustment as described herein, based upon the performance of the Fund relative to the performance of the Index during the 12-month period from [April 1, 2008 through March 30, 2009]. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance incentive adjustment is being computed.

F.  Changes to the "Index".

The following indices have been initially designated as the indices to be used for purposes of determining the Performance Adjustment for the following Funds.

Fund	Index
China Region Fund	Hang Seng Composite Index

All American Equity Fund	S&P 500 Index

Gold and Precious Metals Fund	FTSE Gold Mines Index

World Precious Minerals Fund	AMEX Gold Miners Index

Global Resources Fund	Morgan Stanley Commodity Related Equity Index

Eastern European Fund	Morgan Stanley Capital International Emerging Markets Europe 10/40 Index (Net Total Return)

Global Emerging Markets Fund	Morgan Stanley Capital International Emerging Markets Free Total Net Return Index

Holmes Growth Fund	S&P 1500 Index

Global MegaTrends Fund	S&P 500 Index

From time to time, to the extent permitted by the 1940 Act, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that another securities index is a more appropriate benchmark than an Index for purposes of evaluating the performance of a Fund. After ten days' written notice to the Adviser, a different index (the "Successor Index") may be substituted for an Index in prospectively calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Fund's performance compared to the Index.

EXHIBIT E

Benchmark Details

All American Equity Fund Benchmark

Proposed Benchmark: S&P 500 Index

The S&P 500 is widely regarded as the standard benchmark for U.S. investors. Similar to the S&P 500 Index, the All American Equity Fund is a large-cap fund with a wide sector diversification. The S&P 500 is the appropriate benchmark for an "All American" equity fund.

Holmes Growth Fund Benchmark

Proposed Benchmark: S&P 1500 Index

Historically the fund has invested in stocks of all market capitalizations with "mid-cap" stocks making up a core portion of the portfolio. The fund continues to identify growth opportunities in companies of all sizes and while the bulk of the portfolio could be defined as mid-cap or small-cap, the fund's weighted average market has crept higher over time. A mid-cap focus artificially constrains the fund and limits flexibility to respond to market conditions. Therefore a multi-cap approach is in the best interest of the fund. The S&P 1500 is a combination of the large cap S&P 500, mid-cap S&P 400 and small-cap S&P 600, and covers roughly 85% of U.S. market capitalization, providing broad market exposure across capitalizations. The S&P 1500 includes the mid-cap S&P 400, which helps maintain consistency, while expanding the investable universe.

Global MegaTrends Fund Benchmark

Proposed Benchmark: S&P 500 Index

The Global MegaTrends Fund has a broad mandate to identify global megatrends (currently infrastructure). These megatrends are likely to change over time and the fund's focus will likely shift to other areas that have yet to be determined. While the fund may invest in companies of any market capitalization, its focus is generally on large cap securities. Given that the S&P 500 Index is composed of large companies that, in the aggregate, derive over 40% of their profits from foreign economies, the S&P 500 is the appropriate benchmark for the fund.

China Region Fund Benchmark

Proposed Benchmark: Hang Seng Composite Index

The Hang Seng Composite Index is a market capitalization-weighted index containing the top 200 companies that are listed in Hong Kong across eleven different sectors. Given the diversity and liquidity of the Hong Kong markets and the fact that the China Region Fund invests a majority of its assets in Chinese companies that trade in Hong Kong, the Hang Seng Composite Index is the best benchmark for comparison purposes.

Global Resources Fund Benchmark

Proposed Benchmark: Morgan Stanley Commodity Related Equity Index

The benchmark recommended for the Global Resources Fund is the Morgan Stanley Commodity Related Equity Index. Similar to the Global Resources Fund, the Morgan Stanley Commodity Related Equity Index is a diversified natural resource composite that is more evenly balanced between energy and other resource sub-sectors than other resources related indices. Currently, the Morgan Stanley Commodity Related Equity Index holds roughly 40 percent energy holdings. The proposed index is representative of the Global Resources Fund due to its stronger allocation toward gold/mining equities and agricultural stocks.

Gold and Precious Metals Fund Benchmark

Proposed Benchmark: FTSE Gold Mines Index

The FTSE Gold Mines Index encompasses all gold mining companies that have sustainable, attributable gold production of at least 300,000 ounces per year and that derive 51% or more of their revenue from mining gold. The FTSE Gold Mines Index includes significant gold-producing companies in Australia, Russia, and China. China is now the world's largest producer of gold. We believe the FTSE Gold Mines Index represents the investable gold mining companies that would be considered by the Fund.

World Precious Minerals Fund Benchmark

Proposed Benchmark: AMEX Gold Miners Index (GDM)

The AMEX Gold Miners Index is an expanded universe of gold and precious minerals companies maintained by the American Stock Exchange. The AMEX Gold Miners Index includes 34 companies and better reflects the investment universe in which the World Precious Minerals Fund invests.

Eastern European Fund Benchmark

Proposed Benchmark: MSCI Emerging Markets Europe 10/40 Index (Net Total Return)

The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is an appropriate benchmark for the Eastern European Fund. The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is the most commonly used in the market and it provides broad, market capitalization-weighted representation of the markets in which the Eastern European Fund invests.

Global Emerging Markets Fund Benchmark

Proposed Benchmark: MSCI Emerging Markets (Total Net Return) Index

The MSCI Emerging Markets (Total Net Return) Index is an appropriate benchmark for the Global Emerging Markets Fund. The MSCI Emerging Markets (Total Net Return) Index is the most commonly used in the market and it provides broad, market capitalization-weighted representation of the markets in which the Global Emerging Markets Fund invests.

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EXHIBIT F

SUBADVISORY AGREEMENT

AGREEMENT made as of _______, 2008, between U.S. GLOBAL INVESTORS, INC., a corporation organized under the laws of the State of Texas ("Adviser"), U.S. GLOBAL INVESTORS FUNDS, a Delaware statutory trust having its principal place of business in San Antonio, Texas ("Trust"), on behalf of the EASTERN EUROPEAN FUND ("Fund"), a series of shares of the Trust, and CHARLEMAGNE CAPITAL (IOM) LIMITED ("Subadviser"), a corporation organized under the laws of the Isle of Man.

WHEREAS, the Adviser is engaged in the business of rendering investment management services to the Trust; and

WHEREAS, the Trust is an open-end management investment company and is so registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Trust is operated as a "series company" within the meaning of Rule 18f-2 under the 1940 Act and has separate series of shares of beneficial interest, one of which series is the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.  APPOINTMENT OF SUBADVISER

The Subadviser is hereby appointed to provide investment advisory services to the Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. To enable the Subadviser to exercise fully its discretion and authority as provided in this Section 1, the Trust hereby constitutes and appoints the Subadviser as the Trust's agent and attorney-in-fact with full power and authority for the Trust and on the Trust's behalf to buy, sell, and otherwise deal in securities and contracts relating to same for the Fund.

2.  DUTIES OF SUBADVISER

(a)  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objectives and policies of the Fund as set forth in the Fund's Prospectus (as defined below) and subject to the supervision of the Adviser and the Board of Trustees of the Trust, (i) to develop, recommend and implement such investment program and strategy for the Fund as may from time to time under the circumstances appear most appropriate to the achievement of the investment objective of the Fund as stated in the aforesaid Prospectus, (ii) to provide research and analysis relative to the investment program and investments of the Fund, (iii) to determine which securities should be purchased and sold and what portion of the assets of the Fund should be held in cash or cash equivalents, and (iv) to monitor on a continuing basis the performance of the portfolio securities of the Fund. The Subadviser will advise the Trust's custodian and the Adviser on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer; and will review the accuracy of the pricing of portfolio securities in accordance with Trust procedures. From time to time, as the Trustees of the Trust or the Adviser may reasonably request, the Subadviser will furnish to the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on issues of securities held in the portfolio, all in such detail as the Trust or the Adviser may reasonably request. The Subadviser will also inform the Trust's officers and Trustees on a current basis of changes in investment strategy or tactics. The Subadviser will make its officers and employees available to meet with the Trust's officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

  The Subadviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Subadviser, although the Trust will pay the actual brokerage commissions and any transfer taxes with respect to transactions in the portfolio securities of the Trust. The Subadviser is authorized to submit any such order collectively with orders on behalf of other accounts under its management, provided that the Subadviser shall have determined that such action is in the best interest of the Fund and is in accordance with applicable law, including, without limitation, Rule 17d-1 under the 1940 Act. In executing portfolio transactions and selecting brokers or dealers, the Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Subadviser may also consider the brokerage and research services [as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934] provided to the Fund and/or other accounts over which the Subadviser or an affiliate of the Subadviser exercises investment discretion. The Subadviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. An affiliated person of the Subadviser may provide brokerage services to the Fund provided that the Subadviser shall have determined that such action is consistent with its obligation to seek the best overall terms available and is in accordance with applicable law, including, without limitation, Section 17(e) of the 1940 Act. The foregoing shall not be deemed to authorize an affiliated person of the Subadviser to enter into transactions with the Fund as principal.

  In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust or of the Adviser.

(b)  DELIVERY OF DOCUMENTS. The Adviser will furnish upon request or has previously furnished the Subadviser with true copies of each of the following:

(i)  The Trust's Agreement and Declaration of Trust and all amendments thereto (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the " Trust Agreement");

(ii)  The Trust's By-Laws and amendments thereto (such By-Laws, as presently in effect and as it shall from time to time be amended, are herein called the "By-Laws");

(iii)  Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement;

(iv)  The most recent Post-Effective Amendment to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") and the 1940 Act as filed with the Securities and Exchange Commission;

(v)  The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto being referred to herein as the "Prospectus"); and

(vi)  All resolutions of the Board of Trustees of the Trust pertaining to the management of the assets of the Fund.

During the term of this Agreement, the Adviser shall not use or implement any amendment or supplement that relates to or affects the obligations of the Subadviser hereunder if the Subadviser reasonably objects in writing within five business days after delivery thereof (or such shorter period of time as the Adviser shall specify upon delivery, if such shorter period of time is reasonable under the circumstances).

3.  ADVISORY FEE

(a)  For the services to be provided to the Fund by the Subadviser as provided in Paragraph 2 hereof, the Adviser will pay the Subadviser in accordance with the following:

(i)  The Fund will pay to the Adviser a one and one quarter percent (1.25%) annual management fee to the Adviser.

  The Adviser will pay to the Subadviser fifty percent (50%) of the management fee received net of all waivers and reimbursements.

  The Adviser will increase or decrease the subadvisory fee by 50% of the performance fee adjustment, if any, as that fee is defined in Schedule A of the Investment Advisory Agreement between U.S. Global Investors, Inc. and U.S. Global Investors Funds, dated_____, 2008 ("Advisory Agreement").

(ii)  The Fund is not responsible for paying any portion of the Subadviser's fees.

(iii)  The fee is payable in monthly installments in arrears. The "Management Fee" means the management fee paid by the Trust to the Adviser under the Advisory Agreement between the Trust and the Adviser with respect to the management of the Fund.

(b)  In the case of termination of the Agreement during any calendar month, the fee with respect to that month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of the Fund for the days during which it is so in effect.

(c)  The "Monthly Average Net Assets" of the Fund for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of the Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust in accordance with the Trust Agreement, for each calendar day of such month, by (ii) the number of such days.

4.  EXPENSES

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder.

5.  FUND TRANSACTIONS

The Subadviser agrees that neither it nor any of its employees, officers, or directors will take any short-term position in the shares of the Fund for trading purposes provided, however, that such prohibition shall not prevent the purchase of shares of the Fund by any of the persons above described for their account and for investment at the price at which such shares are available to the public at the time of purchase.

6.  REPRESENTATION AND WARRANTY

The Subadviser hereby represents and warrants to the Adviser that it is duly registered as an investment adviser, or is exempt from registration, under the Investment Advisers Act of 1940, as amended, and that it shall maintain such registration or exemption at all times during which this Agreement is in effect.

7.  LIABILITY OF SUBADVISER

In the performance of its duties under this Agreement, the Subadviser shall act in conformity with and in compliance with the requirements of the 1940 Act and all other applicable U.S. Federal and state laws and regulations and shall not cause the Fund to take any action that would require the Fund or any affiliated person thereof to register as a commodity pool operator under the terms of the U.S. Commodity Exchange Act, as amended (it being understood by the Subadviser that a notice of eligibility may be filed on behalf of the Trust pursuant to Rule 4.5 promulgated under said Act). The Subadviser shall be responsible for maintaining such procedures as may be reasonably necessary to ensure that the investment and reinvestment of the Fund's assets are made in compliance with its investment objectives and policies and with all applicable statutes and regulations and that the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code. No provision of this Agreement shall be deemed to protect the Subadviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

8.   REPORTS

The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may reasonably request with respect to matters relating to duties of the Subadviser set forth herein.

9.   DURATION AND TERMINATION OF THIS AGREEMENT

(a)  DURATION. With respect to the Trust, this Agreement shall become effective upon the date hereof and shall continue in full force and effect through ________, 2009, and from year to year thereafter so long as such continuance is approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)  TERMINATION. With respect to the Trust, this Agreement may be terminated at any time, without payment of any penalty (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on sixty (60) days' written notice to the other parties, (ii) by the Adviser on sixty (60) days' written notice to the other parties or, (iii) by the Subadviser on ninety (90) days' written notice to the other parties.

(c)  AUTOMATIC TERMINATION. With respect to the Trust, this Agreement shall automatically and immediately terminate in the event of its assignment or upon expiration of the Advisory Agreement now or hereafter in effect between the Adviser and the Trust with respect to the Fund.

10.  SERVICES NOT EXCLUSIVE

The services of the Subadviser of the Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

11.  LIMITATION OF LIABILITY

It is expressly agreed that the obligations of the Adviser and Subadviser hereunder shall not be binding upon any of the shareholders, nominees, officers, agents, or employees of the Adviser or Subadviser, personally, but bind only the assets and property of the Adviser and Subadviser, respectively. The execution and delivery of the Agreement have been authorized by the directors and officers of the Adviser and Subadviser and signed by an authorized officer of the Adviser and Subadviser, acting as such, and neither such authorization by such directors and officers nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Adviser and Subadviser, respectively. This limitation of liability shall not be deemed to protect the shareholders, nominees, officers, agents, or employees of the Adviser and Subadviser against any liability to the Trust or its shareholders to which they might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of their duties or the reckless disregard of their obligations and duties under this Agreement.

12.  MISCELLANEOUS.

(b)  NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other parties at such address as such other parties may designate in writing for the receipt of such notices.

(c)  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

(d)  APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

(e)  This Agreement constitutes the entire agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements, and understandings, regarding the subject matter hereof.

13.  STANDARD OF CARE

To the extent permitted under applicable law (including section 36 of the 1940 Act), the Subadviser will not be liable to the Trust or the Adviser for any losses incurred by the Trust, the Fund or the Adviser that arise out of or are in any way connected with any recommendation or other act or failure to act of the Subadviser under this Agreement, including, but not limited to, any error in judgment with respect to the Fund, so long as such recommendation or other act or failure to act does not constitute a breach of the Subadviser's fiduciary duty to the Trust, the Fund, or the Adviser. Anything in this section 13 or otherwise in this Agreement to the contrary notwithstanding, however, nothing herein shall constitute a waiver or limitation of any rights that the Trust, the Adviser, or the Fund may have under any Federal or state securities laws.

IN WITNESS WHEREOF, the Adviser, the Trust, and the Subadviser have caused this Agreement to be executed on the day and year first above written.

U.S. GLOBAL INVESTORS, INC.

By:

Title:

U.S. GLOBAL INVESTORS FUNDS

By:

Title:

CHARLEMAGNE CAPITAL (IOM) LIMITED

By:

Title:

SUBADVISORY AGREEMENT

AGREEMENT made as of _______, 2008, between U.S. GLOBAL INVESTORS, INC., a corporation organized under the laws of the State of Texas ("Adviser"), U.S. GLOBAL INVESTORS FUNDS, a Delaware statutory trust having its principal place of business in San Antonio, Texas ("Trust"), on behalf of the GLOBAL EMERGING MARKETS FUND ("Fund"), a series of shares of the Trust, and CHARLEMAGNE CAPITAL (IOM) LIMITED ("Subadviser"), a corporation organized under the laws of the Isle of Man.

WHEREAS, the Adviser is engaged in the business of rendering investment management services to the Trust; and

WHEREAS, the Trust is an open-end management investment company and is so registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Trust is operated as a "series company" within the meaning of Rule 18f-2 under the 1940 Act and has separate series of shares of beneficial interest, one of which series is the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.  APPOINTMENT OF SUBADVISER

The Subadviser is hereby appointed to provide investment advisory services to the Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. To enable the Subadviser to exercise fully its discretion and authority as provided in this Section 1, the Trust hereby constitutes and appoints the Subadviser as the Trust's agent and attorney-in-fact with full power and authority for the Trust and on the Trust's behalf to buy, sell, and otherwise deal in securities and contracts relating to same for the Fund.

2.  DUTIES OF SUBADVISER

(a)  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objectives and policies of the Fund as set forth in the Fund's Prospectus (as defined below) and subject to the supervision of the Adviser and the Board of Trustees of the Trust, (i) to develop, recommend and implement such investment program and strategy for the Fund as may from time to time under the circumstances appear most appropriate to the achievement of the investment objective of the Fund as stated in the aforesaid Prospectus, (ii) to provide research and analysis relative to the investment program and investments of the Fund, (iii) to determine which securities should be purchased and sold and what portion of the assets of the Fund should be held in cash or cash equivalents, and (iv) to monitor on a continuing basis the performance of the portfolio securities of the Fund. The Subadviser will advise the Trust's custodian and the Adviser on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer; and will review the accuracy of the pricing of portfolio securities in accordance with Trust procedures. From time to time, as the Trustees of the Trust or the Adviser may reasonably request, the Subadviser will furnish to the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on issues of securities held in the portfolio, all in such detail as the Trust or the Adviser may reasonably request. The Subadviser will also inform the Trust's officers and Trustees on a current basis of changes in investment strategy or tactics. The Subadviser will make its officers and employees available to meet with the Trust's officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

  The Subadviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Subadviser, although the Trust will pay the actual brokerage commissions and any transfer taxes with respect to transactions in the portfolio securities of the Trust. The Subadviser is authorized to submit any such order collectively with orders on behalf of other accounts under its management, provided that the Subadviser shall have determined that such action is in the best interest of the Fund and is in accordance with applicable law, including, without limitation, Rule 17d-1 under the 1940 Act. In executing portfolio transactions and selecting brokers or dealers, the Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Subadviser may also consider the brokerage and research services [as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934] provided to the Fund and/or other accounts over which the Subadviser or an affiliate of the Subadviser exercises investment discretion. The Subadviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. An affiliated person of the Subadviser may provide brokerage services to the Fund provided that the Subadviser shall have determined that such action is consistent with its obligation to seek the best overall terms available and is in accordance with applicable law, including, without limitation, Section 17(e) of the 1940 Act. The foregoing shall not be deemed to authorize an affiliated person of the Subadviser to enter into transactions with the Fund as principal.

  In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust or of the Adviser.

(b)  DELIVERY OF DOCUMENTS. The Adviser will furnish upon request or has previously furnished the Subadviser with true copies of each of the following:

(i)  The Trust's Agreement and Declaration of Trust and all amendments thereto (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the " Trust Agreement");

(ii)  The Trust's By-Laws and amendments thereto (such By-Laws, as presently in effect and as it shall from time to time be amended, are herein called the "By-Laws");

(iii)  Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement;

(iv)  The most recent Post-Effective Amendment to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") and the 1940 Act as filed with the Securities and Exchange Commission;

(v)  The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto being referred to herein as the "Prospectus"); and

(vi)  All resolutions of the Board of Trustees of the Trust pertaining to the management of the assets of the Fund.

During the term of this Agreement, the Adviser shall not use or implement any amendment or supplement that relates to or affects the obligations of the Subadviser hereunder if the Subadviser reasonably objects in writing within five business days after delivery thereof (or such shorter period of time as the Adviser shall specify upon delivery, if such shorter period of time is reasonable under the circumstances).

3.  ADVISORY FEE

(a)  For the services to be provided to the Fund by the Subadviser as provided in Paragraph 2 hereof, the Adviser will pay the Subadviser in accordance with the following:

(i)  The Fund will pay to the Adviser a 1.375% annual management fee.

  The Adviser will retain 0.625% of the management fee and pay to the Subadviser 0.750% (less a pro rata portion of fees reimbursed and waived).

  The Adviser will increase or decrease the subadvisory fee by 50% of the performance fee adjustment, if any, as that fee is defined in Schedule A of the Investment Advisory Agreement between U.S. Global Investors, Inc. and U.S. Global Investors Funds, dated_____, 2008 ("Advisory Agreement").

(ii)  The Fund is not responsible for paying any portion of the Subadviser's fees.

(iii)  The fee is payable in monthly installments in arrears. The "Management Fee" means the management fee paid by the Trust to the Adviser under the Advisory Agreement between the Trust and the Adviser with respect to the management of the Fund.

(b)  In the case of termination of the Agreement during any calendar month, the fee with respect to that month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of the Fund for the days during which it is so in effect.

(c)  The "Monthly Average Net Assets" of the Fund for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of the Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust in accordance with the Trust Agreement, for each calendar day of such month, by (ii) the number of such days.

4.  EXPENSES

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder.

5.  FUND TRANSACTIONS

The Subadviser agrees that neither it nor any of its employees, officers, or directors will take any short-term position in the shares of the Fund for trading purposes provided, however, that such prohibition shall not prevent the purchase of shares of the Fund by any of the persons above described for their account and for investment at the price at which such shares are available to the public at the time of purchase.

6.  REPRESENTATION AND WARRANTY

The Subadviser hereby represents and warrants to the Adviser that it is duly registered as an investment adviser, or is exempt from registration, under the Investment Advisers Act of 1940, as amended, and that it shall maintain such registration or exemption at all times during which this Agreement is in effect.

7.  LIABILITY OF SUBADVISER

In the performance of its duties under this Agreement, the Subadviser shall act in conformity with and in compliance with the requirements of the 1940 Act and all other applicable U.S. Federal and state laws and regulations and shall not cause the Fund to take any action that would require the Fund or any affiliated person thereof to register as a commodity pool operator under the terms of the U.S. Commodity Exchange Act, as amended (it being understood by the Subadviser that a notice of eligibility may be filed on behalf of the Trust pursuant to Rule 4.5 promulgated under said Act). The Subadviser shall be responsible for maintaining such procedures as may be reasonably necessary to ensure that the investment and reinvestment of the Fund's assets are made in compliance with its investment objectives and policies and with all applicable statutes and regulations and that the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code. No provision of this Agreement shall be deemed to protect the Subadviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

8.  REPORTS

The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may reasonably request with respect to matters relating to duties of the Subadviser set forth herein.

9.  DURATION AND TERMINATION OF THIS AGREEMENT

(a)  DURATION. With respect to the Trust, this Agreement shall become effective upon the date hereof and shall continue in full force and effect through ________, 2009, and from year to year thereafter so long as such continuance is approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)  TERMINATION. With respect to the Trust, this Agreement may be terminated at any time, without payment of any penalty (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on sixty (60) days' written notice to the other parties, (ii) by the Adviser on sixty (60) days' written notice to the other parties or, (iii) by the Subadviser on ninety (90) days' written notice to the other parties.

(c)  AUTOMATIC TERMINATION. With respect to the Trust, this Agreement shall automatically and immediately terminate in the event of its assignment or upon expiration of the Advisory Agreement now or hereafter in effect between the Adviser and the Trust with respect to the Fund.

10.  SERVICES NOT EXCLUSIVE

The services of the Subadviser of the Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

11.  LIMITATION OF LIABILITY

It is expressly agreed that the obligations of the Adviser and Subadviser hereunder shall not be binding upon any of the shareholders, nominees, officers, agents, or employees of the Adviser or Subadviser, personally, but bind only the assets and property of the Adviser and Subadviser, respectively. The execution and delivery of the Agreement have been authorized by the directors and officers of the Adviser and Subadviser and signed by an authorized officer of the Adviser and Subadviser, acting as such, and neither such authorization by such directors and officers nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Adviser and Subadviser, respectively. This limitation of liability shall not be deemed to protect the shareholders, nominees, officers, agents, or employees of the Adviser and Subadviser against any liability to the Trust or its shareholders to which they might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of their duties or the reckless disregard of their obligations and duties under this Agreement.

12.  MISCELLANEOUS.

(a)  NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other parties at such address as such other parties may designate in writing for the receipt of such notices.

(b)  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

(c)  APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

(d)  This Agreement constitutes the entire agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements, and understandings, regarding the subject matter hereof.

13.  STANDARD OF CARE

To the extent permitted under applicable law (including section 36 of the 1940 Act), the Subadviser will not be liable to the Trust or the Adviser for any losses incurred by the Trust, the Fund or the Adviser that arise out of or are in any way connected with any recommendation or other act or failure to act of the Subadviser under this Agreement, including, but not limited to, any error in judgment with respect to the Fund, so long as such recommendation or other act or failure to act does not constitute a breach of the Subadviser's fiduciary duty to the Trust, the Fund, or the Adviser. Anything in this section 13 or otherwise in this Agreement to the contrary notwithstanding, however, nothing herein shall constitute a waiver or limitation of any rights that the Trust, the Adviser, or the Fund may have under any Federal or state securities laws.

IN WITNESS WHEREOF, the Adviser, the Trust, and the Subadviser have caused this Agreement to be executed on the day and year first above written.

U.S. GLOBAL INVESTORS, INC.

By:

Title:

U.S. GLOBAL INVESTORS FUNDS

By:

Title:

CHARLEMAGNE CAPITAL (IOM) LIMITED

By:

Title:

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PROXY CARD

U.S. Global Investors Funds
All American Equity Fund
7900 Callaghan Road
San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

A Special Meeting of shareholders will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on Tuesday, September 23, 2008 at 3:00 p.m. Central time.  At this meeting, you will be asked to vote on the proposals described in the enclosed proxy statement. The undersigned hereby appoints Susan B. McGee and Jeffrey M. Gershon, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on September 23, 2008, or any adjournment or adjournments thereof.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

The Board of Trustees has determined that the proposals are in the best interests of shareholders and therefore recommend that shareholders vote “FOR” each proposal.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, the signature should be that of a duly authorized individual who should state his or her title.

[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲  FOLD HERE  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: 1234 5678 1231
2. TOUCHTONE PHONE:	Simply dial toll-free 1-866-437-4715 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you should have questions about the enclosed proxy material or would like assistance executing your vote, please call toll free 866-864-4940.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.  If you are interested in viewing the proxy statement online it can be found by logging on to www.proxyonline.com and enter the control number above.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

U.S. Global Investors Funds

All American Equity Fund

7900 Callaghan Road

San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

Properly executed proxies will be voted as specified.  If no specification is made, such shares will be voted “FOR” the proposals set forth below and detailed within the proxy statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSALS:

1.	To approve the reorganization of the fund from a Massachusetts business trust into a corresponding new fund organized under a Delaware statutory trust.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

2.	To approve a new Distribution Plan for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

3.	To approve a new Advisory Agreement for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

4.	Not Applicable.

5.	Not Applicable.

PLEASE BE SURE TO SIGN ON REVERSE SIDE PRIOR TO RETURNING THIS PROXY.

Thank you for your time and consideration.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

U.S. Global Investors Funds
China Region Opportunity Fund
7900 Callaghan Road
San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

A Special Meeting of shareholders will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on Tuesday, September 23, 2008 at 3:00 p.m. Central time.  At this meeting, you will be asked to vote on the proposals described in the enclosed proxy statement. The undersigned hereby appoints Susan B. McGee and Jeffrey M. Gershon, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on September 23, 2008, or any adjournment or adjournments thereof.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

The Board of Trustees has determined that the proposals are in the best interests of shareholders and therefore recommend that shareholders vote “FOR” each proposal.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, the signature should be that of a duly authorized individual who should state his or her title.

[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲  FOLD HERE  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: 1234 5678 1231
2. TOUCHTONE PHONE:	Simply dial toll-free 1-866-437-4715 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you should have questions about the enclosed proxy material or would like assistance executing your vote, please call toll free 866-864-4940.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.  If you are interested in viewing the proxy statement online it can be found by logging on to www.proxyonline.com and enter the control number above.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

U.S. Global Investors Funds

China Region Opportunity Fund

7900 Callaghan Road

San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

Properly executed proxies will be voted as specified.  If no specification is made, such shares will be voted “FOR” the proposals set forth below and detailed within the proxy statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSALS:

1.	To approve the reorganization of the fund from a Massachusetts business trust into a corresponding new fund organized under a Delaware statutory trust.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

2.	To approve a new Distribution Plan for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

3.	To approve a new Advisory Agreement for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

4.	Not Applicable.

5.	Not Applicable.

PLEASE BE SURE TO SIGN ON REVERSE SIDE PRIOR TO RETURNING THIS PROXY.

Thank you for your time and consideration.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

U.S. Global Investors Funds
Global Resources Fund
7900 Callaghan Road
San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

A Special Meeting of shareholders will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on Tuesday, September 23, 2008 at 3:00 p.m. Central time.  At this meeting, you will be asked to vote on the proposals described in the enclosed proxy statement. The undersigned hereby appoints Susan B. McGee and Jeffrey M. Gershon, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on September 23, 2008, or any adjournment or adjournments thereof.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

The Board of Trustees has determined that the proposals are in the best interests of shareholders and therefore recommend that shareholders vote “FOR” each proposal.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, the signature should be that of a duly authorized individual who should state his or her title.

[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲  FOLD HERE  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: 1234 5678 1231
2. TOUCHTONE PHONE:	Simply dial toll-free 1-866-437-4715 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you should have questions about the enclosed proxy material or would like assistance executing your vote, please call toll free 866-864-4940.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.  If you are interested in viewing the proxy statement online it can be found by logging on to www.proxyonline.com and enter the control number above.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

U.S. Global Investors Funds

Global Resources Fund

7900 Callaghan Road

San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

Properly executed proxies will be voted as specified.  If no specification is made, such shares will be voted “FOR” the proposals set forth below and detailed within the proxy statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSALS:

1.	To approve the reorganization of the fund from a Massachusetts business trust into a corresponding new fund organized under a Delaware statutory trust.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

2.	To approve a new Distribution Plan for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

3.	To approve a new Advisory Agreement for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

4.	Not Applicable.

5.	Not Applicable.

PLEASE BE SURE TO SIGN ON REVERSE SIDE PRIOR TO RETURNING THIS PROXY.

Thank you for your time and consideration.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

U.S. Global Investors Funds
Gold and Precious Metals Fund
7900 Callaghan Road
San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

A Special Meeting of shareholders will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on Tuesday, September 23, 2008 at 3:00 p.m. Central time.  At this meeting, you will be asked to vote on the proposals described in the enclosed proxy statement. The undersigned hereby appoints Susan B. McGee and Jeffrey M. Gershon, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on September 23, 2008, or any adjournment or adjournments thereof.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

The Board of Trustees has determined that the proposals are in the best interests of shareholders and therefore recommend that shareholders vote “FOR” each proposal.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, the signature should be that of a duly authorized individual who should state his or her title.

[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲  FOLD HERE  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: 1234 5678 1231
2. TOUCHTONE PHONE:	Simply dial toll-free 1-866-437-4715 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you should have questions about the enclosed proxy material or would like assistance executing your vote, please call toll free 866-864-4940.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.  If you are interested in viewing the proxy statement online it can be found by logging on to www.proxyonline.com and enter the control number above.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

U.S. Global Investors Funds

Gold and Precious Metals Fund

7900 Callaghan Road

San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

Properly executed proxies will be voted as specified.  If no specification is made, such shares will be voted “FOR” the proposals set forth below and detailed within the proxy statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSALS:

1.	To approve the reorganization of the fund from a Massachusetts business trust into a corresponding new fund organized under a Delaware statutory trust.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

2.	To approve a new Distribution Plan for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

3.	To approve a new Advisory Agreement for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

4.	Not Applicable.

5.	Not Applicable.

PLEASE BE SURE TO SIGN ON REVERSE SIDE PRIOR TO RETURNING THIS PROXY.

Thank you for your time and consideration.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

U.S. Global Investors Funds
Near-Term Tax Free Fund
7900 Callaghan Road
San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

A Special Meeting of shareholders will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on Tuesday, September 23, 2008 at 3:00 p.m. Central time.  At this meeting, you will be asked to vote on the proposals described in the enclosed proxy statement. The undersigned hereby appoints Susan B. McGee and Jeffrey M. Gershon, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on September 23, 2008, or any adjournment or adjournments thereof.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

The Board of Trustees has determined that the proposals are in the best interests of shareholders and therefore recommend that shareholders vote “FOR” each proposal.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, the signature should be that of a duly authorized individual who should state his or her title.

[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲  FOLD HERE  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: 1234 5678 1231
2. TOUCHTONE PHONE:	Simply dial toll-free 1-866-437-4715 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you should have questions about the enclosed proxy material or would like assistance executing your vote, please call toll free 866-864-4940.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.  If you are interested in viewing the proxy statement online it can be found by logging on to www.proxyonline.com and enter the control number above.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

U.S. Global Investors Funds

Near-Term Tax Free Fund

7900 Callaghan Road

San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

Properly executed proxies will be voted as specified.  If no specification is made, such shares will be voted “FOR” the proposals set forth below and detailed within the proxy statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSALS:

1.	To approve the reorganization of the fund from a Massachusetts business trust into a corresponding new fund organized under a Delaware statutory trust.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

2.	Not Applicable.

3.	To approve a new Advisory Agreement for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

4.	Not Applicable.

5.	Not Applicable.

PLEASE BE SURE TO SIGN ON REVERSE SIDE PRIOR TO RETURNING THIS PROXY.

Thank you for your time and consideration.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

U.S. Global Investors Funds
Tax Free Fund
7900 Callaghan Road
San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

A Special Meeting of shareholders will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on Tuesday, September 23, 2008 at 3:00 p.m. Central time.  At this meeting, you will be asked to vote on the proposals described in the enclosed proxy statement. The undersigned hereby appoints Susan B. McGee and Jeffrey M. Gershon, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on September 23, 2008, or any adjournment or adjournments thereof.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

The Board of Trustees has determined that the proposals are in the best interests of shareholders and therefore recommend that shareholders vote “FOR” each proposal.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, the signature should be that of a duly authorized individual who should state his or her title.

[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲  FOLD HERE  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: 1234 5678 1231
2. TOUCHTONE PHONE:	Simply dial toll-free 1-866-437-4715 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you should have questions about the enclosed proxy material or would like assistance executing your vote, please call toll free 866-864-4940.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.  If you are interested in viewing the proxy statement online it can be found by logging on to www.proxyonline.com and enter the control number above.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

U.S. Global Investors Funds

Tax Free Fund

7900 Callaghan Road

San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

Properly executed proxies will be voted as specified.  If no specification is made, such shares will be voted “FOR” the proposals set forth below and detailed within the proxy statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSALS:

1.	To approve the reorganization of the fund from a Massachusetts business trust into a corresponding new fund organized under a Delaware statutory trust.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

2.	Not Applicable.

3.	To approve a new Advisory Agreement for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

4.	Not Applicable.

5.	Not Applicable.

PLEASE BE SURE TO SIGN ON REVERSE SIDE PRIOR TO RETURNING THIS PROXY.

Thank you for your time and consideration.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

U.S. Global Investors Funds
U.S. Government Securities Savings Fund
7900 Callaghan Road
San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

A Special Meeting of shareholders will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on Tuesday, September 23, 2008 at 3:00 p.m. Central time.  At this meeting, you will be asked to vote on the proposals described in the enclosed proxy statement. The undersigned hereby appoints Susan B. McGee and Jeffrey M. Gershon, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on September 23, 2008, or any adjournment or adjournments thereof.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

The Board of Trustees has determined that the proposals are in the best interests of shareholders and therefore recommend that shareholders vote “FOR” each proposal.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, the signature should be that of a duly authorized individual who should state his or her title.

[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲  FOLD HERE  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: 1234 5678 1231
2. TOUCHTONE PHONE:	Simply dial toll-free 1-866-437-4715 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you should have questions about the enclosed proxy material or would like assistance executing your vote, please call toll free 866-864-4940.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.  If you are interested in viewing the proxy statement online it can be found by logging on to www.proxyonline.com and enter the control number above.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

U.S. Global Investors Funds

U.S. Government Securities Savings Fund

7900 Callaghan Road

San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

Properly executed proxies will be voted as specified.  If no specification is made, such shares will be voted “FOR” the proposals set forth below and detailed within the proxy statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSALS:

1.	To approve the reorganization of the fund from a Massachusetts business trust into a corresponding new fund organized under a Delaware statutory trust.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

2.	Not Applicable.

3.	To approve a new Advisory Agreement for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

4.	Not Applicable.

5.	Not Applicable.

PLEASE BE SURE TO SIGN ON REVERSE SIDE PRIOR TO RETURNING THIS PROXY.

Thank you for your time and consideration.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

U.S. Global Investors Funds
U.S. Treasury Securities Cash Fund
7900 Callaghan Road
San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

A Special Meeting of shareholders will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on Tuesday, September 23, 2008 at 3:00 p.m. Central time.  At this meeting, you will be asked to vote on the proposals described in the enclosed proxy statement. The undersigned hereby appoints Susan B. McGee and Jeffrey M. Gershon, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on September 23, 2008, or any adjournment or adjournments thereof.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

The Board of Trustees has determined that the proposals are in the best interests of shareholders and therefore recommend that shareholders vote “FOR” each proposal.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, the signature should be that of a duly authorized individual who should state his or her title.

[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲  FOLD HERE  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: 1234 5678 1231
2. TOUCHTONE PHONE:	Simply dial toll-free 1-866-437-4715 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you should have questions about the enclosed proxy material or would like assistance executing your vote, please call toll free 866-864-4940.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.  If you are interested in viewing the proxy statement online it can be found by logging on to www.proxyonline.com and enter the control number above.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

U.S. Global Investors Funds

U.S. Treasury Securities Cash Fund

7900 Callaghan Road

San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

Properly executed proxies will be voted as specified.  If no specification is made, such shares will be voted “FOR” the proposals set forth below and detailed within the proxy statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSALS:

1.	To approve the reorganization of the fund from a Massachusetts business trust into a corresponding new fund organized under a Delaware statutory trust.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

2.	Not Applicable.

3.	To approve a new Advisory Agreement for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

4.	Not Applicable.

5.	Not Applicable.

PLEASE BE SURE TO SIGN ON REVERSE SIDE PRIOR TO RETURNING THIS PROXY.

Thank you for your time and consideration.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

U.S. Global Investors Funds
World Precious Minerals Fund
7900 Callaghan Road
San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

A Special Meeting of shareholders will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on Tuesday, September 23, 2008 at 3:00 p.m. Central time.  At this meeting, you will be asked to vote on the proposals described in the enclosed proxy statement. The undersigned hereby appoints Susan B. McGee and Jeffrey M. Gershon, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on September 23, 2008, or any adjournment or adjournments thereof.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

The Board of Trustees has determined that the proposals are in the best interests of shareholders and therefore recommend that shareholders vote “FOR” each proposal.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, the signature should be that of a duly authorized individual who should state his or her title.

[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲  FOLD HERE  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: 1234 5678 1231
2. TOUCHTONE PHONE:	Simply dial toll-free 1-866-437-4715 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you should have questions about the enclosed proxy material or would like assistance executing your vote, please call toll free 866-864-4940.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.  If you are interested in viewing the proxy statement online it can be found by logging on to www.proxyonline.com and enter the control number above.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

U.S. Global Investors Funds

World Precious Minerals Fund

7900 Callaghan Road

San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER  23, 2008

Properly executed proxies will be voted as specified.  If no specification is made, such shares will be voted “FOR” the proposals set forth below and detailed within the proxy statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSALS:

1.	To approve the reorganization of the fund from a Massachusetts business trust into a corresponding new fund organized under a Delaware statutory trust.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

2.	To approve a new Distribution Plan for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

3.	To approve a new Advisory Agreement for the fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

4.	Not Applicable.

5.	Not Applicable.

PLEASE BE SURE TO SIGN ON REVERSE SIDE PRIOR TO RETURNING THIS PROXY.

Thank you for your time and consideration.

“Scanner Bar Code”

TAG ID:	CUSIP: